SECURITIES PURCHASE AND HOLDERS AGREEMENT


     SECURITIES PURCHASE AND HOLDERS AGREEMENT, dated May 29, 1998 (the "Agreement"), by and among MQ Acquisition Corporation, a Delaware corporation ("MQ"), MEDIQ Incorporated, a Delaware corporation ("MEDIQ"), Bruckmann, Rosser, Sherrill & Co. L.P., a Delaware limited partnership ("BRS"), the persons listed on Schedule A hereto under the caption "Co-Investors" (the "Co-Investors"), the individuals and trusts listed on Schedule A hereto under the caption "Rotko Investors" (the "Rotko Investors") and the individuals listed on Schedule A hereto under the caption "Management Investors" (the "Management Investors"). As used herein, BRS and the Co-Investors are sometimes referred to hereinafter individually as a "New Investor" and collectively as the "New Investors," and the New Investors, the Rotko Investors and the Management Investors are sometimes referred to hereinafter individually as an "Investor" and collectively as the "Investors."

                                   Background

     A. MQ and Mediq have entered into an Agreement and Plan of Merger dated as of January 14, 1998 and amended as of April 27, 1998 (the "Merger Agreement"). Pursuant to the Merger Agreement, MQ will be merged with and into MEDIQ, with MEDIQ the surviving corporation (the "Merger"), and each issued and outstanding share of capital stock of MQ shall be converted into and exchanged for one share of capital stock of MEDIQ of the corresponding class and/or series. As provided in the Merger Agreement, the Merger is intended to be recorded as a recapitalization for financial reporting purposes.

     B. MQ desires to sell, and each of the New Investors desires to purchase
(i) the number of shares of Series A Preferred Stock, par value $.01 per share, of MQ (the "MQ Series A Preferred Stock") set forth opposite such New Investor's name on Schedule A hereto, (ii) the number of shares of Series B Preferred Stock, par value $.01 per share, of MQ (the "MQ Series B Preferred Stock") set forth opposite such New Investor's name on Schedule A hereto, (iii) the number of shares of Series C Preferred Stock, par value $.01 per share, of MQ (the "MQ Series C Preferred Stock" and together with the MQ Series A Preferred Stock and the MQ Series B Preferred Stock, the "MQ Preferred Stock") set forth opposite such New Investor's name on Schedule A hereto, and (iv) the number of shares of Common Stock, par value $.01 per share, of MQ (the "MQ Common Stock") set forth opposite such New Investor's name.

     C. MQ desires to sell, and each of the Management Investors desires to purchase (i) the number of shares of MQ Series A Preferred Stock set forth opposite such Management Investor's name on Schedule A hereto, (ii) the number of shares of MQ Series B Preferred Stock set forth opposite such Management Investor's name on Schedule A hereto, (iii) the number of shares of MQ Series C Preferred Stock set forth opposite such Management Investor's name on Schedule A hereto, and (iv) the number of shares of MQ Common Stock set forth opposite such Management Investor's name. The Management Investors have agreed to use a portion of the Option Consideration (as defined in the Merger Agreement) received by them in exchange for cancellation by the Company of their existing MEDIQ stock options to purchase the MQ Common Stock and the MQ Preferred Stock pursuant to Article I. In addition, the Company has agreed to issue additional shares of MEDIQ Preferred Stock and MEDIQ Common Stock in the aggregate amounts set forth on Schedule A and Schedule B hereto opposite the caption "Management Pool" (the "Management Pool Shares") to such persons as are selected by the Board of Directors and the Chief Executive Officer of the Company who shall be entitled to purchase such Management Pool Shares upon their execution and delivery of a joinder to this


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Agreement naming them as Management Investors hereunder or such other agreement as may be reasonably acceptable to the Company.

     D. Pursuant to the Merger, (i) each share of MQ Series A Preferred Stock shall be converted into one share of Series A 13.0% Cumulative Compounding Preferred Stock, par value $.01 per share, of MEDIQ (the "MEDIQ Series A Preferred Stock"), (ii) each share of MQ Series B Preferred Stock shall be converted into one share of Series B 13.25% Cumulative Compounding Perpetual Preferred Stock, par value $.01 per share, of MEDIQ (the "MEDIQ Series B Preferred Stock"), (iii) each share of MQ Series C Preferred Stock shall be converted into one share of Series C 13.5% Cumulative Compounding Preferred Stock, par value $.01 per share, of MEDIQ (the "MEDIQ Series C Preferred Stock" and together with the MEDIQ Series A Preferred Stock and the MEDIQ Series B Preferred Stock, the "MEDIQ Preferred Stock"), and (iv) each share of MQ Common Stock shall be converted into one share of Common Stock, par value $.01 per share, of MEDIQ (the "MEDIQ Common Stock"). The MQ Common Stock and MEDIQ Common Stock are sometimes referred to hereinafter as the "Common Stock", the MQ Preferred Stock and MEDIQ Preferred Stock are sometimes referred to hereinafter as the "Preferred Stock," the MQ Series A Preferred Stock and the MEDIQ Series A Preferred Stock are sometimes referred to hereinafter as the "Series A Preferred Stock," the MQ Series B Preferred Stock and the MEDIQ Series B Preferred Stock are sometimes referred to hereinafter as the "Series B Preferred Stock," and the MQ Series C Preferred Stock and the MEDIQ Series C Preferred Stock are sometimes referred to hereinafter as the "Series C Preferred Stock."

     E. As used herein, "Rollover Securities" means the MEDIQ Common Stock and MEDIQ Preferred Stock received by the Management Investors pursuant to the Merger which MEDIQ Common Stock and MEDIQ Preferred Stock was acquired in exchange for shares of MQ Common Stock and MQ Preferred Stock owned by the Management Investors immediately prior to Effective Time, including shares of MEDIQ Common Stock and MEDIQ Preferred Stock and all other securities of MQ or MEDIQ (or a successor to either of them) received on account of ownership of the shares of MEDIQ Common Stock or MEDIQ Preferred Stock received pursuant to the Merger, including all securities issued in connection with any merger, consolidation, stock dividend, stock distribution, stock split, reverse stock split, stock combination, recapitalization, reclassification, subdivision, conversion or similar transaction in respect thereof. The Management Pool Shares described on Schedule A hereto shall be deemed to be Rollover Securities under this Agreement. The term Rollover Securities shall not include shares of MEDIQ Series A Preferred Stock acquired by the Management Investors as Merger Consideration (as such term is defined in the Merger Agreement).

     F. MEDIQ desires to sell, and each of the Management Investors desires to purchase, the number of shares of MEDIQ Common Stock set forth opposite such Management Investor's name on Schedule B hereto. As used herein, "Purchased Securities" means the MEDIQ Common Stock purchased by the Management Investors pursuant to Article III hereof, including shares of MEDIQ Common Stock and all other securities of MQ or MEDIQ (or a successor to either of them) received on account of ownership of the shares of MEDIQ Common Stock purchased pursuant to
Article III, including all securities issued in connection with any merger, consolidation, stock dividend, stock distribution, stock split, reverse stock split, stock combination, recapitalization, reclassification, subdivision, conversion or similar transaction in respect thereof. The Management Pool Shares described on Schedule B hereto shall be deemed to be Purchased Securities under this Agreement.

     G. In connection with the execution and delivery of the Merger Agreement, MQ, MEDIQ and the Rotko Investors entered into the Agreement dated as of January 14, 1998


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(the "Rollover Agreement") pursuant to which the Rotko Investors agreed to retain a continued equity investment in MEDIQ after the Effective Time (as defined in the Merger Agreement) of the Merger.

     H. As provided in the Rollover Agreement, the Rotko Investors desire to convert, and MQ and MEDIQ desire that the Investors so convert, an aggregate of 1,000,000 shares (the "Rolled Shares") of Series A Preferred Stock, par value $.50 per share, of MEDIQ which are issued and outstanding as of the date hereof and immediately prior to the Effective Time (as defined in the Merger Agreement) of the Merger, into an aggregate of 1,340,219 shares of the MEDIQ Series B Preferred Stock and 109,781 shares of the MEDIQ Common Stock.

     I. As used herein, the term "Company" shall refer to MQ prior to the Effective Time of the Merger and shall refer to MEDIQ after the Effective Time (as defined in the Merger Agreement) of the Merger. As used herein, the term "Securities" shall mean the Common Stock and the Preferred Stock held or hereafter acquired by any party hereto, including shares of Common Stock and Preferred Stock and all other securities of MQ or MEDIQ (or a successor to either of them) received on account of ownership of the Common Stock or Preferred Stock, including the Rollover Securities, the Purchased Securities and all securities issued in connection with any merger, consolidation, stock dividend, stock distribution, stock split, reverse stock split, stock combination, recapitalization, reclassification, subdivision, conversion or similar transaction in respect thereof; provided that the term Securities shall not include shares of MEDIQ Series A Preferred Stock acquired by the Management Investors as Merger Consideration (as such term is defined in the Merger Agreement). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Merger Agreement.

     J. The parties hereto wish to set forth certain agreements regarding their future relationships and their rights and obligations with respect to the Securities.

                                      Terms

     In consideration of the mutual covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I

                            PURCHASE OF MQ SECURITIES

     1.1 Sale and Purchase of MQ Securities. Subject to the terms and conditions set forth herein, at the MQ Securities Closing (as defined below), MQ will issue and sell to each of the New Investors and the Management Investors the number of shares of MQ Common Stock and MQ Preferred Stock set forth opposite each such Investor's name on Schedule A. The purchase price for the MQ Common Stock and the MQ Preferred Stock shall be $10.00 per share, payable in cash.

     1.2 MQ Securities Closing. The closing (the "MQ Securities Closing") of the purchase and sale of the MQ Preferred Stock and the MQ Common Stock by the New Investors and the Management Investors referred to in Section 1.1 will take place immediately prior to the Effective Time of the Merger or at such other time or on such other date as may be agreed by the parties hereto (the "MQ Closing Date"). At the MQ Securities Closing, MQ will deliver to each New Investor or Management Investor certificates for the number of shares of MQ Common Stock and MQ Preferred Stock set forth opposite each such Investor's name on Schedule A hereto, against payment of the purchase price therefor in cash, by federal wire transfer of immediately available funds, with confirmed receipt. Pursuant to the Merger, at the Effective Time, each share of MQ Common Stock or MQ Preferred Stock, as the case may be, shall be converted into the shares of MEDIQ Common Stock or MEDIQ Preferred Stock, as the case may be, as described in paragraph D above.

     1.3 Conditions to the Obligations of New Investors and Management Investors. The obligation of each New Investor and Management Investor to purchase and pay for the MQ Common Stock and MQ Preferred Stock at the MQ Securities Closing is subject to the satisfaction on or prior to the MQ Closing Date of the following conditions:

         (a) The representations and warranties of MQ and MEDIQ set forth in
Article IV shall be true and correct in all material respects on and as of the MQ Closing Date as though then made, and all covenants of MQ and MEDIQ set forth in Article IV required to be performed on or prior to the MQ Securities Closing shall have been performed in all material respects.

         (b) MQ's Certificate of Incorporation and Bylaws immediately prior to the Effective Time shall be substantially in the forms of Exhibits A-l and A-2, respectively, and MEDIQ's Certificate of Incorporation and Bylaws after the Effective Time shall be substantially in the forms of Exhibits A-3 and A-4, respectively.

         (c) No preliminary or permanent injunction or order, decree or ruling of any nature issued by any court or governmental agency of competent jurisdiction, nor any statute, rule, regulation or executive order promulgated or enacted by any United States federal, state or local governmental authority, shall be in effect, that would prevent the consummation of the transactions contemplated by this Agreement or the Merger Agreement.

         (d) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate the Certificate of Incorporation or Bylaws of MQ or MEDIQ, or any applicable laws or orders, regulations, rules or requirements of a court, public body or authority by which MQ or MEDIQ is bound.

         (e) MQ shall have delivered to each such Investor certificates for the Securities required pursuant to Section 1.1.

         (f) All corporate and other proceedings, if any, taken or to be taken by MQ or MEDIQ in connection with the transactions contemplated hereby to be consummated at the MQ Securities Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the New Investors and the Management Investors and the New Investors and the Management Investors shall have received from MQ and MEDIQ all such counterpart originals or certified or other copies of such documents as they may reasonably request.

         (g) MQ shall not have waived any material condition to its obligations under the Merger Agreement set forth in Article V of the Merger Agreement.

     1.4 Conditions to the Obligations of MQ. The obligation of MQ to issue the securities referred to in Section 1.1 to each New Investor and Management Investor as set forth herein at the MQ Securities Closing is subject to the satisfaction on or prior to the MQ Securities Closing of the following conditions:


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


         (a) The representations and warranties of each New Investor and Management Investor set forth in Article V shall be true and correct in all material respects at and as of the MQ Closing Date as though then made, and all covenants of each New Investor and Management Investor required to be performed at or prior to the MQ Securities Closing shall have been performed in all material respects.

         (b) The conditions set forth in Section 1.3(c) shall have been satisfied, and the New Investors and Management Investors shall have purchased or shall simultaneously purchase the Securities set forth opposite their respective names on Schedule A.

         (c) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate the certificate of incorporation, bylaws, declaration or deed of trust or other organizational or governing instruments relating to each such Investor or any applicable laws or orders, regulations, rules or requirements of a court, public body or authority by which the respective Investor is bound.

         (d) The conditions of the obligations of MQ and MEDIQ set forth in Articles V and VI of the Merger Agreement shall have been satisfied or waived.

         (e) All corporate and other proceedings, if any, taken or to be taken by the New Investors or the Management Investors in connection with the transactions contemplated hereby to be consummated at the MQ Securities Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to MQ and MQ shall have received from the New Investors and the Management Investors all such counterpart originals or certified or other copies of such documents as they may reasonably request.

         (f) The New Investors and the Management Investors shall have paid or shall pay concurrently the purchase prices required of them pursuant to this
Article I.

     1.5 Management Pool Shares. The Management Pool Shares set forth on Schedule A which are subsequently issued by the Company will be issued to the Management Investor purchasing such shares pursuant to this Article I. For this purpose, the closing of the purchase and sale of such Management Pool Shares will be deemed to be the MQ Securities Closing; the date of such closing shall be deemed to be the MQ Closing Date.

                                   ARTICLE II

                                  THE ROLLOVER

     2.1 Rolled Shares. Pursuant to Section 1.5(e) of the Merger Agreement, at the Effective Time, the Rolled Shares shall be converted into an aggregate of 1,340,219 shares of MEDIQ Series B Preferred Stock and 109,781 shares of MEDIQ Common Stock, allocated among the holders of the Rolled Shares as provided on Schedule A hereto underneath the caption "Rotko Investors". As a result of their conversion pursuant to Section 1.5(e) of the Merger Agreement, all of the Rolled Shares shall cease to be outstanding and shall be automatically canceled and retired and the holders of the certificates previously evidencing such Rolled Shares shall cease to have any rights with respect to such Rolled Shares except as otherwise provided in the Merger Agreement or by law.

     2.2 Closing. The transactions referred to in Section 2.1 will take place at the Effective Time of the Merger. After the Effective Time, MEDIQ will deliver to each Rotko Investor certificates evidencing the number of shares of MEDIQ Series B Preferred Stock and MEDIQ Common Stock to be received by such Rotko Investor, registered in such Rotko Investor's name upon delivery of the Rolled Shares as described in Section
2.1 hereof.

                                   ARTICLE III

                          PURCHASE OF MEDIQ SECURITIES

     3.1 Sale and Purchase of MEDIQ Securities. Subject to the terms and conditions set forth herein, at the MEDIQ Securities Closing (as defined below), MEDIQ will issue and sell to each of the Management Investors the number of shares of MEDIQ Common Stock set forth opposite each such Investor's name on Schedule B. Such shares of Purchased Securities shall remain unvested until they vest in accordance with Section 3.5 hereof.

     3.2 MEDIQ Securities Closing. The closing (the "MEDIQ Securities Closing") of the purchase and sale of the MEDIQ Common Stock by the Management Investors referred to in Section 3.1 will take place after the Effective Time of the Merger at such time and on such date as may be agreed by the Company and the Management Investors (the "MEDIQ Closing Date"). At the MEDIQ Securities Closing, MEDIQ will deliver to each Management Investor certificates for the number of shares of MEDIQ Common Stock set forth opposite each such Investor's name on Schedule B hereto, against payment of the purchase price therefor in cash, by federal wire transfer of immediately available funds, with confirmed receipt.

     3.3 Conditions to Investor's Obligations. The obligation of each Management Investor to purchase and pay for the MEDIQ Common Stock at the MEDIQ Securities Closing is subject to the satisfaction on or prior to the MEDIQ Closing Date of the following conditions:

         (a) The representations and warranties of MEDIQ set forth in Article IV shall be true and correct in all material respects on and as of the MEDIQ Closing Date as though then made, and all covenants of MEDIQ set forth in
Article IV required to be performed on or prior to the MEDIQ Securities Closing shall have been performed in all material respects.

         (b) MEDIQ's Certificate of Incorporation and Bylaws after the Effective Time shall be substantially in the forms of Exhibits A-3 and A-4, respectively.

         (c) No preliminary or permanent injunction or order, decree or ruling of any nature issued by any court or governmental agency of competent jurisdiction, nor any statute, rule, regulation or executive order promulgated or enacted by any United States federal, state or local governmental authority, shall be in effect, that would prevent the consummation of the transactions contemplated by this Agreement or the Merger Agreement.

         (d) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate the Certificate of Incorporation or Bylaws of MEDIQ, or any applicable laws or orders, regulations, rules or requirements of a court, public body or authority by which MEDIQ is bound.

         (e) MEDIQ shall have delivered to each of the Management Investors certificates for the Purchased Securities required pursuant to Section 3.1.

         (f) All corporate and other proceedings, if any, taken or to be taken by MEDIQ in connection with the transactions contemplated hereby to be consummated at the

MEDIQ Securities Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Management Investors and the Management Investors shall have received from MEDIQ all such counterpart originals or certified or other copies of such documents as they may reasonably request.

     3.4 Conditions to the Obligations of MEDIQ. The obligation of MEDIQ to issue the securities referred to in Section 3.1 to each Management Investor as set forth herein at the MEDIQ Securities Closing is subject to the satisfaction on or prior to the MEDIQ Securities Closing of the following conditions:

         (a) The representations and warranties of each Management Investor set forth in Article V shall be true and correct in all material respects at and as of the MEDIQ Closing Date as though then made, and all covenants of each Management Investor required to be performed at or prior to the MEDIQ Securities Closing shall have been performed in all material respects.

         (b) The conditions set forth in Section 3.3(c) shall have been satisfied, and the Management Investors shall have purchased or shall simultaneously purchase the Purchased Securities set forth opposite their respective names on Schedule B.

         (c) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate the certificate of incorporation, bylaws, declaration or deed of trust or other organizational or governing instruments relating to each such Management Investor or any applicable laws or orders, regulations, rules or requirements of a court, public body or authority by which the respective Management Investor is bound.

         (d) All corporate and other proceedings, if any, taken or to be taken by the Management Investors in connection with the transactions contemplated hereby to be consummated at the MEDIQ Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to MEDIQ and MEDIQ shall have received from the Management Investors all such counterpart originals or certified or other copies of such documents as they may reasonably request.

         (e) The Management Investors shall have paid or shall pay concurrently the purchase prices required of them pursuant to this Article III.

     3.5 Vesting of Purchased Securities. Shares of Purchased Securities shall vest as to a Management Investor as set forth in this Section 3.5.

         (a) So long as on the first anniversary of the Effective Time the Management Investor is an employee of the Company and has been an employee at all times since the Effective Time, 20% of the shares of Purchased Securities held by such Management Investor or his Permitted Transferee shall vest on such anniversary.

         (b) So long as on the second anniversary of the Effective Time the Management Investor is an employee of the Company and has been an employee at all times since the Effective Time, an additional 20% of the shares of Purchased Securities held by such Management Investor or his Permitted Transferee shall vest on such anniversary.


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


         (c) So long as on the third anniversary of the Effective Time the Management Investor is an employee of the Company and has been an employee at all times since the Effective Time, an additional 20% of the shares of Purchased Securities held by such Management Investor or his Permitted Transferee shall vest on such anniversary.

         (d) So long as on the fourth anniversary of the Effective Time the Management Investor is an employee of the Company and has been an employee at all times since the Effective Time, an additional 20% of the shares of Purchased Securities held by such Management Investor or his Permitted Transferee shall vest on such anniversary.

         (e) So long as on the fifth anniversary of the Effective Time the Management Investor is an employee of the Company and has been an employee at all times since the Effective Time, an additional 20% of the shares of Purchased Securities held by such Management Investor or his Permitted Transferee shall vest on such anniversary.

     3.6 Management Pool Shares. The Management Pool Shares set forth on Schedule B which are subsequently issued by the Company will be issued to the Management Investors purchasing such shares pursuant to this Article III. For this purpose, the closing of the purchase and sale of such Management Pool Shares will be deemed to be the MEDIQ Securities Closing; the date of such closing shall be deemed to be the MEDIQ Closing Date.

                                   ARTICLE IV

                         REPRESENTATIONS, WARRANTIES AND
                            COVENANTS OF MQ AND MEDIQ

     4.1 Representations and Warranties of MQ. MQ represents and warrants to, and covenants and agrees with, each of the Investors as follows:

         (a) MQ is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

         (b) MQ has full corporate power and corporate authority to make, execute, deliver and perform this Agreement and to carry out all of the transactions provided for herein.

         (c) MQ has taken such corporate action as is necessary or appropriate to enable it to perform its obligations hereunder, including, but not limited to, the issuance of the Securities to be issued by it pursuant to Section 1.1 hereof, and this Agreement constitutes the legal, valid and binding obligation of MQ, enforceable against MQ in accordance with the terms hereof.

         (d) The shares of capital stock of MQ to be issued hereunder when issued in compliance with the provisions of this Agreement will be validly issued, fully paid and non-assessable.

         (e) As of the Effective Time of the Merger and immediately prior to giving effect thereto (but after giving effect to the issuance of the shares of MQ Preferred Stock and MQ Common Stock as set forth in Section 1.1 and assuming the issuance of all of the Management Pool Shares referred to in Section 1.5), the authorized capital stock of MQ will consist of (i) 30,000,000 shares of MQ Common Stock, of which 890,898 will be issued and


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outstanding, (ii) 40,000,000 shares of Preferred Stock of which (x) 10,000,000 shares shall be designated as MQ Series A Preferred Stock, of which 5,828,457 will be issued and outstanding, (y) 5,000,000 shares shall be designated as MQ Series B Preferred Stock, of which 1,660,450 will be issued and outstanding, and
(z) 5,000,000 shares shall be designated as MQ Series C Preferred Stock, of which 3,001,206 will be issued and outstanding. Except as set forth in the Merger Agreement and except in respect of the Management Pool Shares, the Rolled Shares, the Management Options (as defined herein) and the Warrants (as defined herein), there will be no rights, subscriptions, warrants, options, conversion rights, or agreements of any kind outstanding to purchase from MQ, or otherwise require MQ to issue, any shares of capital stock of MQ or securities or obligations of any kind convertible into or exchangeable for any shares of capital stock of MQ and MQ will not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock.

         (f) Prior to the date hereof, MQ has not (i) incurred any liabilities or obligations; (ii) engaged in any business or activities of any kind whatsoever; (iii) entered into any agreement or arrangements with any person or entity, or (iv) been subject to or bound by any obligation or undertaking, except in each case as incurred in connection with its incorporation, capitalization or the negotiation and consummation of the transactions contemplated by this Agreement and the Merger Agreement including, but not limited to, the financing relating to the consummation of the transactions contemplated by the Merger Agreement. Set forth on Schedule 2.1(f) are the material agreements and documents relating to the financing of the transactions contemplated by the Merger Agreement. All such agreements are, or will be as of the Effective Time of the Merger, binding on the parties thereto in accordance with their terms and in full force and effect.

     4.2 Representations and Warranties of MEDIQ. MEDIQ represents and warrants to, and covenants and agrees with, each of the Investors as follows:

         (a) MEDIQ is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

         (b) MEDIQ has full corporate power and corporate authority to make, execute, deliver and perform this Agreement and to carry out all of the transactions provided for herein.

         (c) MEDIQ has taken such corporate action as is necessary or appropriate to enable it to perform its obligations hereunder, including, but not limited to, the issuance of the securities to be issued by it pursuant to Sections 1.1, 2.1 and 3.1 hereof, and this Agreement constitutes the legal, valid and binding obligation of MEDIQ, enforceable against MEDIQ in accordance with the terms hereof.

         (d) The shares of capital stock of MEDIQ to be issued to the holders of shares of capital stock of MQ and the holders of the Rolled Shares in connection with the Merger, when issued in compliance with the terms hereof and of the Merger Agreement and the certificate of merger filed with the Secretary of State of the State of Delaware effecting the Merger will be validly issued, fully paid and non-assessable.

         (e) As of the Effective Time of the Merger and after giving effect to the Merger and the other transactions contemplated by the Merger Agreement, including the transactions described on Schedule C hereof and assuming the issuance of all of the Management Pool Shares referred to in Section 3.6 hereof, the authorized capital stock of MEDIQ will consist


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


of (i) 30,000,000 shares of MEDIQ Common Stock, of which 1,228,282 will be issued and outstanding upon the issuance of all of the Management Pool Shares and the issuance of shares pursuant to the Warrants and the Management Options (subject to any antidilution adjustments), (ii) 40,000,000 shares of Preferred Stock of which (x) 10,000,000 shares shall be designated as MEDIQ Series A Preferred Stock, of which 7,825,847 (less amounts in respect of fractional shares not issued in the Merger) will be issued and outstanding, (y) 5,000,000 shares shall be designated as MEDIQ Series B Preferred Stock, of which 3,000,669 shares will be issued and outstanding and (z) 5,000,000 shares shall be designated as MEDIQ Series C Preferred Stock, of which 3,001,206 shares will be issued and outstanding. Except as described on Schedule C as of the MEDIQ Closing Date, and except in respect of the Management Pool Shares, the Management Options and the Warrants, there will be no rights, subscriptions, warrants, options, conversion rights, or agreements of any kind outstanding to purchase from MEDIQ, or otherwise require MEDIQ to issue, any shares of capital stock of MEDIQ or securities or obligations of any kind convertible into or exchangeable for any shares of capital stock of MEDIQ; MEDIQ will not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock; and the shares of Common Stock and Preferred Stock held by the Investors, together with the shares of MEDIQ Series A Preferred Stock issued as Merger Consideration (as defined in the Merger Agreement) and the shares of Common Stock and Preferred Stock issued in respect of the Management Pool Shares, the Management Options and the Warrants, will constitute all of the outstanding shares of MEDIQ's capital stock.

                                    ARTICLE V

                         REPRESENTATIONS, WARRANTIES AND
                           COVENANTS OF EACH INVESTOR

     Representations, Warranties and Covenants of Each Investor. Each of the Investors severally represents and warrants to, and covenants and agrees with, MQ and MEDIQ that:

         (a) Such Investor has full legal right, power and authority (including the due authorization by all necessary corporate, fiduciary or other action in the case of Investors who are not natural persons) to enter into this Agreement and to perform such Investor's obligations hereunder without the need for the consent of any other person; and this Agreement has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of such Investor enforceable against such Investor in accordance with the terms hereof.

         (b) The Securities are being acquired by such Investor for investment and not with a view to any distribution thereof that would violate the Securities Act of 1933, as amended (the "Securities Act"), or the applicable state securities laws of any state; and such Investor will not distribute the Securities in violation of the Securities Act or the applicable securities laws of any state.

         (c) Such Investor understands that the Securities have not been registered under the Securities Act or the securities laws of any state and may not be sold unless registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration becomes or is available.

         (d) Such Investor is financially able to hold the Securities for long-term investment, believes that the nature and amount of the Securities being purchased are consistent with such Investor's overall investment program and financial position, and recognizes that there are substantial risks involved in the purchase of the Securities.

         (e) Such Investor confirms that (i) such Investor is familiar with the proposed business of MQ and MEDIQ following the Merger, (ii) such Investor has had the opportunity to ask questions of the officers and directors of MQ and MEDIQ and to obtain (and that such Investor has received to its satisfaction) such information about the business and financial condition of MQ and MEDIQ as it has reasonably requested, and (iii) such Investor, either alone or with such Investor's representative (as defined in Rule 501(h) promulgated under the Securities Act), if any, has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of the prospective investment in the Securities.

         (f) Such Investor's residence, business address, business and residence telephone numbers and taxpayer identification number are as set forth below such Investor's signature to this Agreement.

         (g) In formulating a decision to enter into this Agreement, such Investor has relied upon an independent investigation of MQ's and MEDIQ's respective businesses and upon consultations with such Investor's legal and financial advisers with respect to this Agreement and the nature of such Investor's investment; and that in entering into this Agreement no reliance was placed upon any representations or warranties other than those contained in this Agreement.

     5.2 Additional Representations and Warranties of Each Rotko Investor. Each of the Rotko Investors severally represents and warrants to MQ and MEDIQ that such Rotko Investor is the sole beneficial owner of the Rolled Shares set forth opposite such Rotko Investor's name on Schedule A and has good title to such Rolled Shares, free and clear of any lien, security interest, restriction, right of first refusal or encumbrance or claim of any kind, and at the Effective Time, such Rotko Investor will be (or in the case of the Rotko Trust, the beneficiaries of such trust is or are) the sole beneficial owner of such Rolled Shares and will have good title to such Rolled Shares, free and clear of any lien, security interest, restriction, right of first refusal or encumbrance or claim of any kind.

     5.3 Legend. The certificates representing the Securities to be issued pursuant to this Agreement shall bear the following legend in addition to any other legend required under applicable law:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE TERMS AND CONDITIONS OF THE SECURITIES PURCHASE AND HOLDERS AGREEMENT BY AND AMONG THE COMPANY AND THE HOLDERS SPECIFIED THEREIN, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. THE SALE, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES IS SUBJECT TO THE TERMS OF SUCH AGREEMENT AND THE SECURITIES ARE TRANSFERABLE ONLY UPON PROOF OF COMPLIANCE THEREWITH.

     5.4 Restrictions on Transfers of Securities. The following restrictions on Transfer shall apply to all Securities owned by any Investor or Permitted Transferee (as hereinafter defined) (except a Permitted Transferee by virtue of Section 5.4(e)(iv) or (viii) hereof):

         (a) No Investor or Permitted Transferee (except a Permitted Transferee by virtue of Section 5.4(e)(iv) or (viii) hereof) shall exchange, sell, assign, transfer, pledge, hypothecate, make gifts of or in any manner whatsoever dispose of (other than in connection with a redemption or purchase by the Company) or encumber or grant any rights or interests in or in respect of, create any voting trust or other agreement or arrangement with respect to the transfer of voting rights or any other beneficial interest in, create any other claim or make any other transfer or disposition whatsoever, whether voluntary or involuntary, affecting the right, title, interest or possession in or to (any such transfer, disposition or encumbrance being hereinafter referred to as a "Transfer") any Securities unless (i) such Transfer is to a person or entity approved in advance in writing by the holders of at least fifty percent (50%) of the outstanding Common Stock then held by the Investors (including shares held by the transferor) and (ii) such Transfer complies with the provisions of Article VI and this Section 5.4.

         (b) Any purported Transfer in violation of the covenant set forth in this Section 5.4 shall be null and void and of no force and effect and the purported transferee shall have no rights or privileges in or with respect to the Company.

         (c) Prior to any proposed Transfer of any Securities by any Investor, the holder thereof shall give written notice to the Company describing the manner and circumstances of the proposed Transfer accompanied by a written opinion of legal counsel, addressed to the Company and the transfer agent, if other than the Company, and reasonably satisfactory in form and substance to each addressee, to the effect that the proposed Transfer of the Securities may be effected without registration under the Securities Act and applicable state securities laws. Each certificate evidencing the Securities transferred shall bear the legend set forth in Section 5.3, except that such certificate shall not bear such legend if the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with any provision of the Securities Act or applicable state securities laws.

         (d) Nothing in this Section 5.4 shall prevent the Transfer of Securities by an Investor to one or more of its Permitted Transferees, or to the Company; provided, however, that each such Investor or Permitted Transferee (except a Permitted Transferee by virtue of Section 5.4(e)(iv) or (viii) hereof) shall take such Securities subject to and be fully bound by the terms of this Agreement applicable to it with the same effect as if it were a party hereto; and provided, further, that (i) no entity or person shall be a Permitted Transferee (other than a Permitted Transferee by virtue of Section 5.4(e)(iv) or (viii) hereof) unless such transferee executes a joinder to this Agreement satisfactory in form and substance to holders of at least fifty percent (50%) of the shares of Common Stock then held by the Investors (including shares held by the transferor) and the Company which joinder states (A) that such entity or person agrees to be fully bound by this Agreement as if it were an Investor hereto and (B) with respect to any Permitted Transferee other than a natural person, that such Permitted Transferee agrees to Transfer such Securities to the Investor from whom such Permitted Transferee received such Securities immediately prior to the occurrence of any event which would result in such person no longer being a Permitted Transferee of such Investor, (ii) no entity or person shall be a Permitted Transferee if such Transfer shall violate the covenant set forth in this Section 5.4, and (iii) no Transfer shall be effected except in compliance with the registration requirements of the Securities Act and any applicable state's securities laws or pursuant to an available exemption therefrom.

Each Investor agrees to accept the Transfer of Securities to such Investor pursuant to clause (B) of the preceding sentence at any time from a Transferee of such Investor.

         (e) As used herein, "Permitted Transferee" shall mean:

             (i) in the case of any Investor or Permitted Transferee who is a natural person, such Investor's spouse or issue (in each case, natural or adopted), any trust for such Investor's benefit or the benefit of such Investor's spouse or issue (in each case, natural or adopted), or any corporation or partnership in which the direct and beneficial owner of all of the equity interest is such individual Investor or Permitted Transferee or such Investor's spouse or issue (in each case, natural or adopted) or any trust for the benefit of such persons;

             (ii) in the case of any Investor or Permitted Transferee who is, in each case, a natural person, the heirs, executors, administrators or personal representatives upon the death of such Investor or Permitted Transferee or upon the incompetency or disability of such Investor or Permitted Transferee for purposes of the protection and management of such Investor's assets;

             (iii) in the case of a New Investor who is not a natural person, any Controlled Affiliate (as hereinafter defined) of such New Investor;

             (iv) in the case of any Investor or Permitted Transferee, any person or other entity if such person or other entity takes such Securities pursuant to a sale in connection with a Public Offering (as defined herein) of the class or series of the Securities which are the subject of such Transfer or following a Public Offering of the class or series of the Securities which are the subject of such Transfer in open market transactions or under Rule 144 under the Securities Act (which shares transferred pursuant to this clause (iv) to a Person other than an Investor or one of its Affiliates shall no longer be subject to the terms of this Agreement); provided that such person or entity, together with its Affiliates will not, to the knowledge of the Investor or Permitted Transferee or any of its affiliates beneficially own securities representing 3% or more of the class or series to which the securities subject to the Transfer belong;

             (v) in the case of BRS or any Controlled Affiliate of BRS (the "BRS Entities"), any of its employees, officers or directors, any trust for any such employee, officer or director's benefit or the benefit of any such person's spouse, or issue (in each case, natural or adopted) or any corporation, partnership or other entity at least a majority of the equity in which is held in the aggregate by BRS, its employees, officers or directors or any of their respective Controlled Affiliates;

             (vi) in the case of Health Care Capital Partners, L.P. and Health Care Executive Partners, L.P. (collectively, the "HCCP Entities") or any Controlled Affiliate of the HCCP Entities, any of their employees, officers or directors, any trust for any such employee, officer or director's benefit or the benefit of any such person's spouse, or issue (in each case, natural or adopted) or any corporation, partnership or other entity at least a majority of the equity in which is held in the aggregate by the HCCP Entities, their employees, officers or directors or any of their respective Controlled Affiliates;

             (vii) in the case of Galen Partners III, L.P., Galen Partners International III, L.P. and Galen Employee Fund III, L.P. (collectively, the "Galen Entities") or any Controlled Affiliate of the Galen Entities, any of their employees, officers or directors, any trust for any such employee, officer or director's benefit or the benefit of any such person's spouse, or issue (in each case, natural or adopted) or any corporation, partnership or other entity at least a majority of the equity in which is held in the aggregate by the Galen Entities, their employees, officers or directors or any of their respective Controlled Affiliates;

             (viii) any partner or member of BRS, the HCCP Entities or the Galen Entities, as the case may be, in connection with a distribution of Securities to such partners or members by BRS, the HCCP Entities or the Galen Entities, as the case may be; provided that such distribution of Securities of a particular class or series of Securities has occurred following a Public Offering of such class or series of Securities and the termination of any lock-up restrictions imposed by the underwriters of such offering which is the subject of such distribution to the partners or members of BRS, the HCCP Entities or the Galen Entities, as the case may be, and such transfer is made in accordance with the provisions of paragraph (g) below;

             (ix) in the case of Transfers by the Rotko Investors after the fifth anniversary of the Effective Time, any transferee other than those enumerated in the foregoing clauses (i), (ii) or (iv) pursuant to a Transfer which otherwise complies with applicable law (including, without limitation, applicable securities laws) and the other terms and provisions of this Agreement; and

             (x) in the case of Transfers pursuant to Approved Sales (as defined herein), the exercise of Tag-Along Rights (as defined herein) or the exercise of the Series B Purchase Option (as defined herein).

         (f) Notwithstanding Section 5.4(a), (b), (c) and (d) above, nothing in this Agreement shall prevent any Investor from granting any proxy to representatives of BRS to vote Securities in accordance with the instructions of BRS, or depositing of Securities with a voting trust where the trustee or trustees of such trust are representatives of BRS.

         (g) Notwithstanding any other provision to the contrary in this Agreement, BRS, the HCCP Entities and the Galen Entities each agrees with each of the others that it shall provide at least 20 days notice to the others prior to making any distribution referred to in Section 5.4(e)(viii) to its partners or members.

     5.5 Notation. A notation will be made in the appropriate transfer records of the Company with respect to the restrictions on transfer of the Securities referred to in this Agreement.

     5.6 Reliance. Each Investor acknowledges that each of the other parties hereto is entering into this Agreement in reliance upon such Investor's representations and warranties and other covenants and agreements contained herein.

     5.7 Limitation on Repurchase or Redemption of Company Stock. Each Investor understands that in connection with the Merger, the Company has entered into or will enter into certain financing agreements which will contain prohibitions, restrictions and limitations on the ability of the Company to purchase or redeem any of the Securities and to pay dividends on the Securities.

     5.8 Payment of Option Consideration. Each Management Investor agrees, and authorizes MQ and MEDIQ to instruct the exchange agent appointed by them to disburse the Option Consideration, to withhold from the Option Consideration payable to each Management Investor an amount of cash equal to the purchase price required to be paid by such Management Investor pursuant to Article I for the shares purchased by such Management Investor and to pay over such withheld amount to the Company as the purchase price required to be paid by such Management Investor pursuant to Article I.

                                   ARTICLE VI

                       OTHER COVENANTS AND REPRESENTATIONS

     6.1 Observers' Rights. So long as the BRS Entities and their Controlled Affiliates (considered as a single Investor) remain a Major Shareholder (as defined herein), if no employee of the BRS Entities is a member of the Company's Board of Directors, BRS shall have the right to designate two observers (the "Observers") to attend meetings of the Company's Board of Directors and committees thereof. If at least one employee of BRS is a member of the Company's Board of Directors, BRS shall have the right to designate one Observer to attend meetings of the Company's Board of Directors and committees thereof. So long as the HCCP Entities and their Controlled Affiliates (considered as a single Investor) remain a Major Shareholder, if no employee of the HCCP Entities is a member of the Company's Board of Directors, the HCCP Entities shall have the right to designate one Observer to attend meetings of the Company's Board of Directors and committees thereof. So long as the Galen Entities and their Controlled Affiliates (considered as a single Investor) remain a Major Shareholder, if no employee of the Galen Entities is a member of the Company's Board of Directors, the Galen Entities shall have the right to designate one Observer to attend meetings of the Company's Board of Directors and committees thereof. So long as the Rotko Investors and their Controlled Affiliates (considered as a single Investor) remain a Major Shareholder, if the Rotko Trust (as defined herein) has not designated a director pursuant to Section 6.3 hereof, the Rotko Trust shall have the right to designate one Observer to attend meetings of the Company's Board of Directors and committees thereof. The Observers shall not have the right to vote on any matter presented to the Board of Directors or any committee thereof. The Company shall give each Observer written notice of each meeting of the Board of Directors and committees thereof at the same time and in the same manner as the members of the Board of Directors or such committee receive notice of such meetings, and the Company shall permit each Observer to attend as an observer all meetings of its Board of Directors and committees thereof. Each Observer shall be entitled to receive all written materials and other information given to the directors in connection with such meetings at the same time such materials and information are given to the directors, and each Observer shall keep such materials and information confidential. If the Company proposes to take any action by written consent in lieu of a meeting of its Board of Directors or a committee thereof, the Company shall give written notice thereof to each Observer prior to the effective date of such consent. The Company shall provide to each Observer all written materials and other information given to the directors in connection with such action by written consent at the same time such materials and information are given to the directors, and each Observer shall keep such materials and information confidential.

     6.2 Financial Statements and Other Information. So long as an Investor (together with its Controlled Affiliates) is a Major Shareholder, the Company shall deliver to such Investor:

         (a) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, consolidated balance sheets of the Company and its subsidiaries as of the end of such period, and consolidated statements of income and cash flows of the Company and its subsidiaries for the period then ended prepared in conformity with generally accepted accounting principles applied on a consistent basis, except as otherwise noted therein, and subject to the absence of footnotes and to year-end adjustments; and

         (b) as soon as available and in any event within 90 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its subsidiaries as of the end of such year, and consolidated statements of income and cash flows of the Company and its subsidiaries for the year then ended prepared in conformity with generally accepted accounting principles applied on a consistent basis, except as otherwise noted therein, together with an auditor's report thereon of a firm of established national reputation.

     6.3 Directors and Voting Agreements. Each of the parties hereto and each Permitted Transferee (other than a Permitted Transferee pursuant to Section 5.4(e)(iv)) agrees that it shall take, at any time and from time to time, all action necessary (including voting any Securities owned by him, her or it, calling special meetings of stockholders and executing and delivering written consents) to ensure that the Board of Directors of the Company is composed at all times of at least six persons and not more than nine (or such greater number as may have been approved by the holders of a majority of the outstanding shares of Common Stock then outstanding) persons (with the exact number to be determined by BRS from time to time) as follows: (a) so long as the Rotko Investors and their Controlled Affiliates (considered as a single Investor) remain a Major Shareholder, one person designated by the trust known as T/D Bernard B. Rotko Dated November 18, 1983 (the "Rotko Trust"), (b) so long as the HCCP Entities and their Controlled Affiliates (considered as a single Investor) remain a Major Shareholder, one person designated by the HCCP Entities, (c) so long as the Galen Entities and their Controlled Affiliates (considered as a single Investor) remain a Major Shareholder, one person designated by the Galen Entities, (d) the chief executive officer of the Company and (e) such number of persons as may be designated by BRS from time to time who shall constitute the remainder of the Board of Directors; provided that if the number of directors designated by BRS is more than three, such additional directors shall be independent (within the meaning of Rule 3.03 of the rules of the New York Stock Exchange) of the Company and each Investor, and shall have been approved by each of the Galen Entities and the HCCP Entities (so long as they remain Major Shareholders), such approval not to be unreasonably withheld, it being understood that the parties will use their reasonable best efforts to identify and cause to be elected to the Board of Directors two independent directors pursuant to this proviso promptly following the Closing.

     The right to designate a director is not transferable by the Rotko Investors or the Rotko Trust, the HCCP Entities or the Galen Entities without the prior written consent of BRS.

     BRS agrees with the HCCP Entities and the Galen Entities that it will not assign to third parties unaffiliated with BRS the right to designate one or more of the remaining members of the Board of Directors without the prior written consent of the HCCP Entities and the Galen Entities, which consent shall not be unreasonably withheld. In the event BRS transfers to any person other than BRS the right to designate one or more of the remaining members of the Board of Directors, BRS agrees that it shall obtain from such transferee in the agreement relating to the transfer of such right to designate director(s) an undertaking by such transferee to vote any Securities owned by it in favor of the persons designated pursuant to clauses (a), (b), (c) and (d) above.

     So long as the HCCP Entities or the Galen Entities are entitled to designate a director, each of their designees (i) shall be a member of the executive committee, if any, of the Company or any committee performing substantially similar functions, and (ii) shall be included on such other committee of the Board of Directors as they may request.

     Each Investor who is entitled to designate one or more directors shall be entitled to designate a proxy or proxies to attend and vote at meetings of the Board of Directors of the Company or such committees of the Board of Directors in their stead, to the extent designation of such proxy is permitted under applicable law.

     6.4 Right to Remove Certain of the Company's Directors. Each of BRS, the Rotko Trust, the HCCP Entities and the Galen Entities, as the case may be, may request that any director designated by it be removed (with or without cause) by written notice to the other parties, and, in any such event, each Investor and Permitted Transferee (other than a Permitted Transferee pursuant to Section 5.4(e)(iv)) shall promptly consent in writing or vote or cause to be voted all Securities now or hereafter owned or controlled by them or it for the removal of such person as a director and the Company shall take such actions as may be necessary to effect such removal. In the event any person ceases to be a director, such person shall also cease to be a member of any committee of the Board of Directors of the Company.

     6.5 Right to Fill Certain Vacancies in Company's Board. In the event that a vacancy is created on the Company's Board of Directors at any time by the death, disability, retirement, resignation or removal (with or without cause) of a director designated by BRS, the Rotko Trust, the HCCP Entities or the Galen Entities, as the case may be, or if otherwise there shall exist or occur any vacancy on the Company's Board of Directors in a directorship subject to designation by BRS, the Rotko Trust, the HCCP Entities or the Galen Entities, as the case may be, such vacancy shall not be filled by the remaining members of the Company's Board of Directors but each Investor and its Permitted Transferees (other than a Permitted Transferee pursuant to Section 5.4(e)(iv)) hereby agree promptly to consent in writing or vote or cause to be voted all Securities now or hereafter owned or controlled by them or it to elect that individual designated to fill such vacancy and serve as a director, as shall be designated by the stockholder then entitled to designate such director pursuant to this
Article VI.

     6.6 Sale of the Company.

         (a) If (i) the holders of at least a majority of the outstanding shares of the Company's Common Stock then held by the Investors approve in writing the sale of the Company to any Person (other than transactions with an Affiliate of the Company which are not approved by a majority of the directors of the Company who are not designated by any such Affiliate) (whether by merger, consolidation, sale of all or substantially all of its assets or sale of all of the outstanding capital stock) (a "Sale of the Company") or (ii) the holders of at least a majority of the outstanding shares of any class or series of the Company's capital stock then held by the Investors approve in writing the sale of all of such class or series of securities by the holders thereof to any Person (other than transactions with an Affiliate of the Company which are not approved by a majority of the directors of the Company who are not designated by any such Affiliate), (the foregoing transactions described in (i) and (ii) above being an "Approved Sale"), each Investor and Permitted Transferee will consent to, vote for, and raise no objections against, and waive dissenters and appraisal rights (if any) with respect to, the Approved Sale, and if the Approved Sale is structured as a sale of stock, each Investor and Permitted Transferee will agree to sell and will be permitted to sell all of such Investor's and Permitted Transferee's Preferred or Common Stock or other Securities, as the case may be, which are of the class or series which is the subject of the Approved Sale, on the same terms and conditions approved by the holders of a majority of the outstanding shares of the class or series then held by the Investors that is the subject of the Approved Sale. Each Investor and Permitted Transferee will take all necessary and desirable actions as may be reasonably requested by BRS and the Company in connection with the consummation of an Approved Sale.

         (b) The obligations of each of the Investors with respect to an Approved Sale are subject to the satisfaction of the conditions that: (i) upon the consummation of the Approved Sale all of the Investors and Permitted Transferees (other than Permitted Transferees pursuant to Section 5.4(e)(iv)) will receive the same form and amount of consideration per share as that received by other holders of the same class or series, as the case may be, and if any holder of a given class or series of securities is given an option as to the form and amount of consideration to be received, all Investors and Permitted Transferees holding the shares of the same class or series will be given the same option; (ii) the terms of sale shall not include any indemnification, guaranty or the similar undertaking of the Investor (other than undertakings by management in respect of continued employment) that is not made or given pro rata with other Investors on the basis of share ownership; and (iii) nothing in this Section 6.6 shall obligate any designee of an Investor serving on the Board of Directors of the Company to vote in favor of any transaction which such person reasonably believes in good faith, upon advice of counsel, would breach such director's fiduciary duties as a director of the Company in a manner which could reasonably be expected to give rise to personal liability on the part of such director.

         (c) In the event that the written notice described in Section 6.6(a) is delivered for an Approved Sale involving the sale of MEDIQ Series B Preferred Stock to the Company or any person related to the Company within the meaning of
Section 351(g) of the Internal Revenue Code of 1986, as amended (the Company and each such related person are hereinafter referred to as a "Disqualifed Person"), then BRS shall either (x) designate a Person or Persons other than a Disqualified Person (which such Persons may include BRS itself or an employee or affiliate of BRS) or (y) designate the other Investors on a pro-rata basis, to purchase from (i) the Rotko Investors who are original signatories hereto and
(ii) Persons who are Permitted Transferees of the Rotko Investors pursuant to Sections 5.4(e)(i) and (ii), such shares of MEDIQ Series B Preferred Stock in lieu of the Disqualified Person; provided that any such purchase shall not be funded directly or indirectly by a Disqualified Person. Each Investor agrees that it will, if requested by BRS or its assignee, purchase its pro rata portion (based upon each Investors' ownership of the MEDIQ Series B Preferred Stock at the time of the Approved Sale, excluding the shares of MEDIQ Series B Preferred Stock held by the Rotko Investors) of the securities described in the preceding sentence. By way of illustration, if BRS owns 40 shares of Series B Preferred Stock, the HCCP Entities own 30 shares of MEDIQ Series B Preferred Stock, the Galen Entities own 20 shares of MEDIQ Series B Preferred Stock and the Management Investors own 10 shares of MEDIQ Series B Preferred Stock, and as a result of the Approved Sale, the Investors are required to repurchase 50 shares of the MEDIQ Series B Preferred Stock from the Rotko Investors pursuant to this
Section 6.6(c), BRS, the HCCP Entities, the Galen Entities and the Management Investors will be obligated to repurchase 20, 15, 10 and 5 shares of MEDIQ Series B Preferred Stock, respectively, from the Persons described in clauses
(i) and (ii) of the first sentence of this Section 6.6(c).

         (d) The provisions of this Section 6.6 shall terminate with respect to any class or series of securities upon the consummation of a Public Offering with respect to such class or series of securities.

         (e) Each Investor and Permitted Transferee shall, in connection with a sale of its Securities pursuant to this Section 6.6, at the request of the Company and without further cost and expense to the Company, execute and deliver such other instruments of conveyance and transfer and take such other actions as may reasonably be requested in order to consummate the Approved Sale. All Investors will bear their pro rata share (based upon the number of shares sold) of the reasonable costs and expenses of any Approved Sale to the extent such costs and expenses are incurred for the benefit of all selling Investors and are not otherwise paid by the Company or the acquiring party. Costs incurred by any Investor on its own behalf will not be considered costs of the Approved Sale hereunder.

     6.7 Tag-Along Rights.

         (a) Each Investor agrees that in connection with the consummation of any transaction or series of related transactions involving the Transfer of shares of Preferred Stock or Common Stock that constitute a "Significant Transfer" (as hereinafter defined), each of the Investors and their Permitted Transferees (other than a Permitted Transferee pursuant to Section 5.4(e)(iv)) (collectively, the "Tag-Along Rightholders") will be offered an equal opportunity (the "Tag-Along Right") to participate in such transaction or transactions on a pro rata basis (based upon their respective ownership of shares of the same series or class as the shares which are the subject of such Significant Transfer) and on identical terms. As used herein, "Significant Transfer" means a Transfer by an Investor to any Person or Persons (including repurchases (but not redemptions) by the Company) of shares of Preferred Stock or Common Stock, as the case may be, which are acquired by such Investor pursuant to this Agreement and which represent more than 2% of the then-outstanding shares of any series of Preferred Stock or Common Stock, as the case may be, other than Transfers (i) following a Public Offering of such class or series of Securities pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 under the Securities Act, (ii) pursuant to a bona fide pledge agreement (which pledge is with recourse), (iii) by an Investor to a Permitted Transferee of such Investor, or (iv) pursuant to an Approved Sale.

         (b) In the event that a Significant Transfer by an Investor involves a sale of shares of MEDIQ Series B Preferred Stock to a Disqualified Person, then BRS shall either (x) purchase or designate a Person or Persons other than a Disqualified Person (which such Persons may include BRS itself or an employee or affiliate of BRS) who shall purchase (and if such designees fail to make such purchase, BRS agrees to designate the other Investors pursuant to the following clause (y)) or (y) designate the other Investors who have exercised their Tag-Along Rights (as defined herein), together with the Tag-Along Seller (as defined herein), who shall purchase, in lieu of the Disqualified Person, from
(i) the Rotko Investors who are original signatories hereto and (ii) Persons who are Permitted Transferees of the Rotko Investors pursuant to Sections 5.4(e)(i) and (ii), such shares of MEDIQ Series B Preferred Stock which have been requested to be included in the Significant Transfer pursuant to the exercise of Tag-Along Rights; provided that any such purchase shall not be funded directly or indirectly by a Disqualified Person. Any such purchases required to be made by the Investors pursuant to the foregoing clause (y) shall be pro rata based upon the number of shares the Tag-Along Seller or the Investor exercising its Tag-Along Rights has included in the Significant Transfer which is the subject of this Section 6.7. Each Investor agrees that it will, if requested by BRS or its assignee, purchase its pro rata portion (based upon the number of shares included by each Investor (including the Tag-Along Seller) in the Significant Transfer which is the subject of this Section 6.7). By way of illustration, if BRS, the HCCP Entities, the Galen Entities and the Management Investors have included (whether as part of the Significant Transfer giving rise to Tag-Along Rights pursuant to this Section 6.7 or pursuant to the exercise of Tag-Along Rights pursuant to this Section 6.7) 40, 30, 20, and 10 shares of MEDIQ Series B Preferred Stock, respectively, in a transaction involving the sale to a Disqualified Person pursuant to which the Rotko Investors are entitled to include 10 shares of MEDIQ Series B Preferred Stock, then in connection with the exercise of Tag-Along Rights by the Rotko Investors, BRS, the HCCP Entities, the Galen Entities and the Management Investors will be required to purchase 4, 3, 2 and 1 share of MEDIQ Series B Preferred Stock, respectively, from the Rotko Investors.

         (c) Prior to any Significant Transfer subject to these provisions, the seller (the "Tag-Along Seller") shall notify the Company in writing of the proposed sale. Such notice (the "Tag-Along Sale Notice") shall set forth the number of shares of Preferred Stock or Common Stock subject to the proposed sale and the proposed amount of consideration and terms and conditions of payment which are part of the proposed sale. The Company shall promptly, and in any event within 15 days, mail or cause to be mailed the Tag-Along Sale Notice to the Tag-Along Rightholders. Each Tag-Along Rightholder may exercise the Tag-Along Right by delivery of a written notice (the "Tag-Along Acceptance Notice") to the Tag-Along Seller within 15 days of the date the Company mailed or caused to be mailed the Tag-Along Sale Notice. The Tag-Along Acceptance Notice shall state that the Tag-Along Rightholder proposes to include its pro rata portion of Preferred Stock or Common Stock, as the case may be, in the proposed sale. If no Tag-Along Acceptance Notice is received during the 15 day period referred to above, the Tag-Along Seller shall have the right during the subsequent six-month period to effect the proposed sale of shares of Preferred Stock or Common Stock on terms and conditions no more favorable than those stated in the Tag-Along Sale Notice.

         (d) Each Tag-Along Rightholder acknowledges and agrees that BRS may grant similar "tag-along" rights to other Persons and, in such event, such other Persons shall be offered an equal opportunity to participate in such transaction or transactions to the same extent as such Tag-Along Rightholders hereunder and shall be included in the calculation of the pro rata basis upon which such Tag-Along Rightholders may participate in such transaction or transactions.

         (e) (i) Notwithstanding the requirements of this Section 6.7, a Tag-Along Seller may sell Preferred Stock or Common Stock at any time without complying with the requirements of Section 6.7(c) so long as the Tag-Along Seller deposits into escrow with an independent third party at the time of sale that amount of consideration received in the sale equal to the "Escrow Amount." As used herein, the "Escrow Amount" shall equal that amount of consideration as all Tag-Along Rightholders would have been entitled to receive if they had the opportunity to participate in the sale on a pro rata basis, determined as if each Tag-Along Rightholder (A) delivered a Tag-Along Notice to the Tag-Along Seller in the time period set forth in Section 6.7(c) and (B) proposed to include all of her, his or its shares of Preferred Stock or Common Stock in such sale.

             (ii) The Tag-Along Seller shall notify the Company in writing of the sale pursuant to this Section 6.7(e) no later than 15 days after the date of such sale. Such notice (the "Escrow Notice") shall set forth the information required in the Tag-Along Sale Notice, and in addition, such notice shall state the name of the escrow agent. The Company shall promptly, and in any event within 15 days, mail or cause to be mailed the Escrow Notice to each Tag-Along Rightholder. Such Tag-Along Rightholder may exercise the tag-along right by delivery to the Tag-Along Seller, within 15 days of the date the Company mailed or caused to be mailed the Escrow Notice, of (A) a written notice specifying the number of shares of Preferred Stock or Common Stock it proposes to sell; and (B) the certificates for such Preferred Stock or Common Stock, with stock powers duly endorsed in blank and with signatures guaranteed.

             (iii) Promptly after the expiration of the fifteenth day after the Company has mailed or caused to be mailed the Preemptive Escrow Notice, (A) the Tag-Along Seller shall purchase that number of shares of Preferred Stock or Common Stock as the Tag-Along Seller would have been required to include in the sale had the Tag-Along Seller complied with the provisions of Section 6.7(c),
(B) all shares of Preferred Stock or Common Stock not required to be purchased by the Tag-Along Seller shall be returned to the Tag-Along Rightholders thereof and (C) all funds and other consideration held in escrow shall be released to the Tag-Along Seller. If the Tag-Along Seller received consideration other than cash in her, his or its sale, the Tag-Along Seller shall purchase the shares of Preferred Stock or Common Stock tendered by paying to the Tag-Along Rightholders non-cash consideration and cash in the same proportion as received by the Tag-Along Seller in the sale.

         (f) The Tag-Along Rights provided pursuant to this Section 6.7 shall terminate with respect to any particular class or series of Securities upon consummation of a Public Offering or an Approved Sale with respect to such class or series.

         (g) Each Tag-Along Rightholder that exercises its Tag-Along Rights pursuant to this Section 6.7 shall, at the request of the Tag-Along Seller and without further cost and expense to the Tag-Along Seller, execute and deliver such other instruments of conveyance and transfer and take such other actions as may reasonably be requested in order to consummate the proposed sale of Preferred Stock or Common Stock by the Tag-Along Seller and the Tag-Along Rightholders which have exercised their Tag-Along Rights pursuant to this
Section 6.7. Each Tag-Along Rightholder that exercises its Tag-Along Rights will bear its pro rata share (based upon the number of shares sold) of the reasonable costs and expenses of any sale of shares pursuant to this Section 6.7 to the extent such costs are incurred for the benefit of all selling Investors and are not otherwise paid by the Company or the acquiring party. Costs incurred by any Investor on its own behalf will not be considered costs of the transaction hereunder.

     6.8 Redemptions by the Company.

         (a) In the event that the Company redeems any shares of MEDIQ Series A Preferred Stock (other than shares of MEDIQ Series A Preferred Stock which were issued in the Merger as "Merger Consideration", as such term is defined in the Merger Agreement) or MEDIQ Series C Preferred Stock pursuant to the optional or mandatory redemption provisions of such securities, then BRS (or its assignee), or an employee or Affiliate of BRS (or its assignee), or a third party (other than a Disqualified Person) designated by BRS (or its assignee), including the other Investors, or any combination of any of the foregoing shall offer to purchase (the "Series B Purchase Option") from each of the Rotko Investors who are original signatories hereto (or persons who are Permitted Transferees of such Rotko Investors pursuant to clauses (i) or (ii) of Section 5.4(e)), on a pro-rata basis, (i) the number of shares of MEDIQ Series B Preferred Stock owned by such Rotko Investor (which, for purposes of this Section 6.8(a), shall be reduced by the number of shares of MEDIQ Series B Preferred Stock which such Rotko Investor has previously had the opportunity to exercise its rights to sell pursuant to all previous Series B Purchase Options offered to it pursuant to this Section 6.8, without regard to whether such Rotko Investor actually exercised its rights to sell pursuant to the Series B Purchase Option) multiplied by (ii) a fraction (the "Designated Percentage"), the numerator of which is the aggregate liquidation preference of the MEDIQ Series A or Series C Preferred Stock so redeemed and the denominator of which is the sum of the aggregate liquidation preference of the Series A, B and C Preferred Stock then outstanding (other than shares of MEDIQ Series A Preferred Stock which were issued in the Merger as Merger Consideration) plus the original purchase price (i.e., $10 per share) of the shares of Common Stock issued pursuant to Articles I, II and III of this Agreement. The number of shares of MEDIQ Series B Preferred Stock which are subject to the Series B Purchase Option are referred to herein as the "Qualified Series B Shares"). The Investors acknowledge that, as provided in Section 6.8(f), BRS may require some or all of the Investors other than the Rotko Investors to make the offer to purchase required by the Series B Purchase Option.

         (b) The purchase price for the Qualified Series B Shares shall be equal to (i) the sum of the aggregate redemption proceeds paid in respect of the shares of MEDIQ Series A Preferred Stock (other than shares of MEDIQ Series A Preferred Stock which were issued in the Merger as Merger Consideration) and the shares of MEDIQ Series C Preferred Stock redeemed in the transaction which gives rise to the Series B Purchase Option, times (ii) the Designated Percentage. Promptly after the consummation of the redemption transaction, such other party or parties as may be designated by BRS, as provided in Sections 6.8
(a) and (f), prior to the closing of the Series B Purchase Option transaction, or in the event such parties fail to purchase or no such parties are designated by BRS, BRS shall purchase the Qualified Series B Shares tendered by paying to such holders their proportionate share of the redemption proceeds as set forth above.

         (c) Prior to any redemption of MEDIQ Series A Preferred Stock or MEDIQ Series C Preferred Stock which would give rise to the Series B Purchase Option set forth above, the Company shall provide each Rotko Investor with written notice of such redemption (the "Series B Purchase Option Notice"). The Company shall promptly, and in any event within fifteen days, mail or cause to be mailed the Series B Purchase Option Notice to the Investors. The Series B Purchase Option Notice shall set forth with respect to each Rotko Investor the number of shares of MEDIQ Series B Preferred Stock which are Qualified Series B Shares and the Designated Percentage and the terms of the proposed redemption of MEDIQ Series A or Series C Preferred Stock. Each Rotko Investor may exercise the Series B Purchase Option by delivery of a written notice (the "Series B Purchase Option Acceptance") to the Company and the other Investors within fifteen days of the date the Company mailed or caused to be mailed the Series B Purchase Option Notice. The Series B Purchase Option Acceptance shall state that the Rotko Investor proposes to include all of its Qualified Series B Shares in the proposed redemption. If no Series B Purchase Option Acceptance is received by the Company and the other Investors during the ten-day period referred to above, the Company shall have the right to effect the redemption proposed in the Series B Purchase Option Notice and none of the Company, the other Investors or any third party shall have any obligation to purchase the Qualified Series B Shares from such Investor.

         (d) (i) Notwithstanding the requirements of this Section 6.8, the Company may effect a redemption of MEDIQ Series A Preferred Stock or MEDIQ Series C Preferred Stock at any time without complying with the requirements of
Section 6.8(a), (b) and (c) so long as funds are deposited into escrow with an independent third party at the time of the redemption in an amount equal to that amount of the proceeds received in the redemption equal to the "Redemption Escrow Amount." As used herein, the "Redemption Escrow Amount" shall equal that amount of redemption as all Rotko Investors would have been entitled to receive if they had the opportunity to exercise their rights pursuant to the Series B Purchase Option, determined as if each such Rotko Investor (A) delivered a Series B Purchase Option Acceptance to the Company and the other Investors in the time period set forth in Section 6.8(c) and (B) proposed to include all of such Rotko Investor's Qualified Series B Shares in such transaction.

             (ii) The Company shall notify the Rotko Investors in writing of the redemption pursuant to this Section 6.8(d) no later than fifteen days after the date of such redemption. Such notice (the "Redemption Escrow Notice") shall set forth the information required in the Series B Purchase Option Notice, and in addition, such notice shall state the name of the escrow agent. Each Rotko Investor with Qualified Series B Shares may exercise the Series B Purchase Option by delivery to the Company and the other Investors, within fifteen days of the date the Company mailed or caused to be mailed the Redemption Escrow Notice, of (A) a written notice specifying that such Rotko Investor proposes to include all of its Qualified Series B Shares in such redemption; and (B) the certificates of such Qualified Series B Shares, with stock powers duly endorsed in blank and with signatures guaranteed.

             (iii) Promptly after the expiration of the fifteenth day after the Company has mailed or caused to be mailed the Redemption Escrow Notice, (A) the purchaser(s) of the Qualified Series B Shares proposed to be included in the transaction by the Rotko Investors pursuant to Section 6.8(d)(ii) shall purchase such shares from such Rotko Investors, (B) all shares of MEDIQ Series B Preferred Stock not required to be purchased by such purchaser(s) shall be returned to the holder thereof and (C) all funds and other consideration held in escrow shall be released as directed by BRS and the Company.

         (e) The rights provided to the Investors pursuant to this Section 6.8 shall terminate upon the earlier of (i) a successfully completed firm commitment underwritten public offering or offerings pursuant to effective registration statements under the Securities Act in respect of offers and sales of shares of Series B Preferred Stock resulting in aggregate net proceeds to the Company and any stockholder selling shares of Series B Preferred Stock in such offerings of not less than $7.5 million; and (ii) the date on which BRS and its Affiliates own less than 10% of the Common Stock.

         (f) In the event that the Company redeems any shares of MEDIQ Series A Preferred Stock (other than shares of MEDIQ Series A Preferred Stock which were issued in the Merger as "Merger Consideration", as such term is defined in the Merger Agreement) or MEDIQ Series C Preferred Stock pursuant to the optional or mandatory redemption provisions of such securities, such that the Rotko Investors are entitled to their rights pursuant to the Series B Purchase Option, each Investor agrees that, if requested by BRS or its assignee, it shall purchase its pro rata share (based upon each Investors' ownership of the series of Securities which is the subject of the redemption) of the Securities which are subject to the Series B Purchase Option. By way of illustration, if BRS owns 50 shares of MEDIQ Series C Preferred Stock, the HCCP Entities own 30 shares of MEDIQ Series C Preferred Stock , the Galen Entities own 20 shares of MEDIQ Series C Preferred Stock and the Management Investors own 20 shares of MEDIQ Series C Preferred Stock, and as a result of the redemption, 12 shares of MEDIQ Series B Preferred Stock are subject to the Series B Purchase Option, then in connection with the exercise of the Series B Purchase Option by the Rotko Investors, BRS, the HCCP Entities, the Galen Entities and the Management Investors will be required to purchase 5, 3, 2 and 2 shares of MEDIQ Series B Preferred Stock, respectively, from the Rotko Investors.

     6.9 Repurchase of the Purchased Securities By the Company

         (a) In the event that on or prior to the Lapse Date (as defined herein), any Management Investor shall cease to be employed by the Company for any reason (including, but not limited to, death, temporary or permanent disability ("Disability"), retirement under the Company's retirement policies as approved by a majority of the Board of Directors ("Retirement"), resignation or termination by the Company, with or without Cause), other than by reason of a leave of absence approved by the Company, such Management Investor (or his heirs, executors, administrators, transferees, successors or assigns) shall give prompt notice to the Company of such termination (except in the case of termination by the Company with or without Cause), and the Company, or one or more designee(s) selected by a majority of the members of the Board of Directors, shall have the right and option at any time within 90 days after the later of the effective date of such termination of employment (the "Termination Date") or the date of the Company's receipt of the aforesaid notice, to purchase from such Management Investor, or his heirs, executors, administrators, transferees, successors or assigns, as the case may be, the Purchased Securities then owned by such Management Investor described in this Section 6.9(b) or 6.9(c) below, as applicable. The Company or its designee(s) shall give notice to the terminated Management Investor (or his heirs, executors, administrators, transferees, successors or assigns) of its intention to purchase Purchased Securities at any time not later than 90 days after the Termination Date. The right of the Company and its designee(s) set forth in this Section 6.9 to purchase a terminated Management Investor's Purchased Securities is hereinafter referred to as the "Purchase Option." The Rollover Securities purchased by the Management Investors pursuant to this Agreement shall not be subject to the Purchase Option. To the extent the Purchased Securities have vested pursuant to Section
3.5 they are sometimes referred to herein as "Vested" and to the extent the Securities have not vested pursuant to Section 3.5 they are sometimes referred to herein as "Unvested".

         (b) The Purchase Option shall be exercised by written notice to the terminated Management Investor (or his heirs, executors, administrators, transferees, successors or assigns) (the "Seller") signed by an officer of the Company on behalf of the Company or by its designee(s), as the case may be. Such notice shall set forth the number of shares of Purchased Securities desired to be purchased and shall set forth a time and place of closing which shall be no earlier than 10 days and no later than 30 days after the date such notice is sent. At such closing, the Seller shall deliver the certificates evidencing the number of shares of Purchased Securities to be purchased by the Company and/or its designee(s), accompanied by stock powers duly endorsed in blank or duly executed instruments of transfer, and any other documents that are necessary to transfer to the Company and/or its designee(s) good title to such of the Purchased Securities to be transferred, free and clear of all pledges, security interests, liens, charges, encumbrances, equities, claims and options of whatever nature other than those imposed under this Agreement, and concurrently with such delivery, the Company and/or its designee(s) shall deliver to the Seller the full amount due the Seller pursuant to this Section 6.9 for such Purchased Securities in cash by certified or bank cashier's check.

         (c) If Thomas E. Carroll ("Carroll") is terminated for Cause prior to the Lapse Date, the Company and/or its designee(s) shall have the right to (i) repurchase his Unvested Purchased Securities at a price equal to their Adjusted Cost Price (defined below) and (ii) repurchase his Vested Purchased Securities at the CEO Adjusted EBITDA Price (defined below). If Carroll resigns from the Company prior to the Lapse Date, or if his employment is terminated prior to the Lapse Date due to his death, Retirement or Disability, the Company and/or its designee(s) shall have the right to repurchase his Unvested Purchased Securities at a price equal to their Adjusted Cost Price but shall not have any Purchase Option with respect to his Vested Purchased Securities. If Carroll is terminated without Cause prior to the Lapse Date, the Company and/or its designee(s) shall have the right to repurchase at the CEO Adjusted EBITDA Price the number of shares of Purchased Securities as is the lesser of (i) 50% of the shares of Purchased Securities purchased by Carroll pursuant to Article III of this Agreement, regardless of whether such shares are Vested or Unvested pursuant to
Section 3.5 and (ii) the number of Unvested Purchased Securities.

         (d) If a Management Investor other than Carroll is terminated for Cause or resigns prior to the Lapse Date, the Company and/or its designee(s) shall have the right to repurchase all of such Management Investor's Purchased Securities at a price equal to their Adjusted Cost Price. If a Management Investor other than Carroll is terminated without Cause prior to the Lapse Date, or such Management Investor's employment is terminated due to death, Retirement or Disability prior to the Lapse Date, the Company and/or its designee(s) shall have the right to repurchase his Unvested Purchased Securities at a price equal to their Adjusted Cost Price and (ii) repurchase his Vested Purchased Securities at the Management Investor Adjusted EBITDA Price (defined below).

         (e) The Purchase Option shall lapse on the earliest to occur of (i) the fifth anniversary of the MEDIQ Closing Date, (ii) consummation of a Public Offering of the Common Stock and (iii) a Sale of the Company (whether by merger, consolidation, sale of all or substantially all of its assets or sale of all of the outstanding capital stock) to any Person, firm, entity or group which, together with its Affiliates, prior to such transaction, did not own more than 20% of the outstanding Common Stock of the Company.

     6.10 Certain Definitions. For purposes of this Agreement the following terms shall have the following meanings:

         (a) "Adjusted Cost Price" means, with respect to Securities being repurchased pursuant to Section 6.9, the product of (i) the number of shares to be repurchased and (ii) the original price per share of Purchased Securities paid by the Management Investor to the Company pursuant to the Agreement, including any shares of Purchased Securities which have been converted into other shares of capital stock of the Company, and adjusted for any stock dividend payable upon or subdivision or combination of, the Purchased Securities.

         (b) "Affiliate" shall have the meaning ascribed to such term under Rule 12b-2 promulgated under the Securities Exchange Act.

         (c) "Cause" means (i) theft, misappropriation or embezzlement of MEDIQ's funds, (ii) conviction of any felony, crime involving fraud or misrepresentation, or of any other crime (whether or not connected with employment) the effect of which is likely to adversely affect MEDIQ, except if a Management Investor's actions which result in such a conviction were taken in good faith and in a manner such Management Investor reasonably believed not to be adverse to the interests of MEDIQ, or (iii) abuse of alcohol or other drugs which materially interferes with the performance by a Management Investor of his duties, provided that such Management Investor has been given 30 days notice by MEDIQ of its intent to terminate such Management Investor pursuant to this provision during which time such Management Investor has not demonstrated the cessation of such abuse to the reasonable satisfaction of the Board of Directors; provided, however, that a Management Investor shall not be deemed to have been terminated for Cause unless there shall have been delivered to such Management Investor a copy of a resolution duly adopted by the affirmative vote of a majority of the entire Board of Directors of MEDIQ at a meeting of such Board of Directors called and held for that purpose (after at least 15 days prior written notice to such Management Investor and an opportunity for such Management Investor, together with such Management Investor's counsel, to be heard before such Board), finding that, in the good faith opinion of the Board of Directors of MEDIQ, such Management Investor was guilty of conduct set forth above and specifying the particulars thereof in reasonable detail.

         (d) "CEO Adjusted EBITDA Price" means, with respect to Securities being repurchased pursuant to Section 6.9, an amount equal to (i) the number of shares to be repurchased multiplied by (ii) eight times EBITDA for the twelve-month period ended the month immediately prior to the month in which the Termination Date occurs less the average amount of outstanding debt (including capital lease obligations) during such period and the amount of outstanding Preferred Stock (including accrued but unpaid dividends thereof) divided by (y) the average number of Common Shares outstanding on a fully diluted basis during such period, all as certified by the Chief Financial Officer of the Company as determined in accordance with generally accepted accounting principles from the books of the Company.

         (e) "Controlled Affiliate" means, with respect to any person, a corporation, partnership or other business association in which such person owns, directly or indirectly through one or more intermediaries, fifty percent (50%) or more of the outstanding capital stock or other equity interests of such corporation, partnership or other business association.

         (f) "EBITDA" means, with respect to any period, the Company's earnings before interest, taxes, depreciation and amortization as certified by the Chief Financial Officer of the Company as determined in accordance with generally accepted accounting principles from the books of the Company.

         (g) "Management Investor Adjusted EBITDA Price" means, with respect to Securities being repurchased pursuant to Section 6.9, an amount equal to (i) the number of shares to be repurchased multiplied by (ii) seven times EBITDA for the twelve-month period ended the month immediately prior to the month in which the Termination Date occurs less the average amount of outstanding debt (including capital lease obligations) during such period and the amount of outstanding Preferred Stock (including accrued but unpaid dividends thereof) divided by (y) the average number of Common Shares outstanding on a fully diluted basis during such period, all as certified by the Chief Executive Officer of the Company as determined in accordance with generally accepted accounting principles from the books of the Company.

         (h) "Major Shareholder" means each Investor or Permitted Transferee, or in the case of the Rotko Investors such Rotko Investors in the aggregate, (other than a Permitted Transferee under Section 5.4(e)(iv) or (viii)) that (together with its Controlled Affiliates) owns at least five percent (5%) of the issued and outstanding shares of Common Stock, on a fully-diluted basis.

         (i) "Management Options" means options to acquire, in the aggregate, up to 34,091 shares of MEDIQ Common Stock to be issued after the Effective Time to employees of the Company.

         (j) "Public Offering" means a successfully completed firm commitment underwritten public offering or offerings underwritten by a nationally recognized underwriter (other than offerings registered on a Special Registration Statement or a Unit Offering) pursuant to effective registration statements under the Securities Act in respect of offers and sales of shares of Securities for the account of the Company resulting in aggregate net proceeds to the Company and any stockholder selling in such offerings shares of the class or series of Securities which is the subject of such public offering of not less than (i) in the case of MEDIQ Series A Preferred Stock, $10 million, (ii) in the case of MEDIQ Series B Preferred Stock, $7.5 million, (iii) in the case of MEDIQ Series C Preferred Stock, $7.5 million, and (iv) in the case of MEDIQ Common Stock, $20 million; provided that, in connection with such public offering, if any Investor is permitted to sell Securities of the same class or series in such public offering all Investors shall have been permitted to sell their Securities ratably in such public offering.

         (k) A "Special Registration Statement" means (i) a registration statement on Forms S-8 or S-4 or any similar or successor form or any other registration statement relating to an exchange offer or an offering of securities solely to the Company's employees or security holders or used in connection with the acquisition of the business of another person or entity,
(ii) a registration statement registering a Unit Offering or (iii) a registration statement to register either the Warrants or the underlying Common Stock issued in connection with the financing transactions described on Schedule 2.1(f) hereof.

         (l) "Warrants" means the warrants to acquire 91,209 shares of MEDIQ Common Stock to be issued in connection with the financing transactions described on Schedule 2.1(f) hereof on the terms described in the Confidential Offering Circular dated May 21, 1998.

         (m) "Unit Offering" means an underwritten public offering of a combination of debt securities and Common Stock of the Company in which (i) not more than fifteen percent (15%) of the gross proceeds received for the sale of such securities is attributed to Common Stock and (ii) after giving effect to such offering, the Common Stock is not required to be registered under the Securities Exchange Act.

     6.11 Company's Right of First Refusal. Notwithstanding anything to the contrary in Section 5.4 of this Agreement, in the event that any time after the fifth anniversary and prior to the tenth anniversary of the Effective Time, a Management Investor, or his Permitted Transferees, proposes to sell any or all of such Management Investor's, or his Permitted Transferees' Common Stock to a third party (other than a Permitted Transferee) in a bona fide transaction, the Management Investor or his Permitted Transferees may not transfer such Common Stock without first offering to sell such Common Stock to the Company pursuant to this Section 6.11.

     The Management Investor, or his Permitted Transferees, shall deliver a written notice (a "Sale Notice") to the Company, describing in reasonable detail the Securities being offered, the name of the offeree, the purchase price being requested and all other material terms of the proposed Transfer. Upon receipt of the Sale Notice, the Company, or a designee selected by a majority of the non-employee members of the Board of Directors of the Company, shall have the right and option to purchase all or any portion of the Securities being offered at the price and on the terms of the proposed Transfer set forth in the Sale Notice. Within 15 days after receipt of the Sale Notice, the Company shall notify such Management Investor, or his Permitted Transferees, whether or not it wishes to purchase any or all of the offered Securities.

     If the Company elects to purchase any of the offered Securities, the closing of the purchase and sale of such Securities shall be held at the place and on the date established by the Company in its notice to the Management Investor, or his Permitted Transferees, in response to the Sale Notice, which in no event shall be less than 10 or more than 30 days (subject to any extension reasonably required to obtain any necessary regulatory approval) from the date of such notice. In the event that the Company does not elect to purchase all the offered Securities, the Management Investor, or his Permitted Transferees, may, subject to the other provisions of this Agreement, Transfer the remaining offered Securities to the offeree specified in the Sale Notice at a price no less than the price specified in the Sale Notice and on other terms no more favorable to the transferee(s) thereof than specified in the Sale Notice during the 180-day period immediately following the last date on which the Company could have elected to purchase the offered Securities. Any such Securities not transferred within such 180-day period will be subject to the provisions of this
Section 6.11 upon subsequent Transfer.

     The provisions of this Section 6.11 shall terminate upon a Public Offering of the Common Stock.

     6.12 Involuntary Transfers, Notwithstanding anything to the contrary in
Section 5.4 of this Agreement, in the event that the Securities owned by any Management Investor, or his Permitted Transferees, shall be subject to sale or other Transfer (the date of such sale or Transfer shall hereinafter be referred to as the "Transfer Date") prior to the tenth anniversary of the Effective Time by reason of (i) bankruptcy or insolvency proceedings, whether voluntary or involuntary, or (ii) distraint, levy, execution or other involuntary Transfer, then such Management Investor, or his Permitted Transferees, shall give the Company written notice thereof promptly upon the occurrence of such event stating the terms of such proposed Transfer, the identity of the proposed transferee, the price or other consideration, if readily determinable, for which the Securities are proposed to be Transferred, and the number of shares of Common Stock to be Transferred. After its receipt of such notice or, failing such receipt, after the Company otherwise obtains actual knowledge of such a proposed Transfer, the Company, or a designee selected by a majority of the non-employee members of the Board of Directors of the Company, shall have the right and option to purchase all, but not less than all of such Securities which right shall be exercised by written notice given by the Company to such proposed transferor within 60 days following the Company's receipt of such notice or, failing such receipt, the Company obtaining actual knowledge of such proposed Transfer. Any purchase pursuant to this Section 6.12 shall be at the price and on the terms applicable to such proposed Transfer. If the nature of the event giving rise to such involuntary Transfer is such that no readily determinable consideration is to be paid for the Transfer of the Securities, the price to be paid by the Company shall be the Option Purchase Price that would have been applicable hereunder had the Management Investor incurred a Termination Date as of the date of such proposed Transfer of the Securities. The closing of the purchase and sale of Securities shall be held at the place and the date to be established by the Company, which in no event shall be less than 10 or more than 60 days from the date on which the Company gives notice of its election to purchase the Securities. At such closing, the Management Investor, or his Permitted Transferees, shall deliver the certificates evidencing the number of shares of Common Stock to be purchased by the Company, accompanied by stock powers duly endorsed in blank or duly executed instruments of transfer, and any other documents that are necessary to transfer to the Company good title to such of the securities to be transferred, free and clear of all pledges, security interests, liens, charges, encumbrances, equities, claims and options of whatever nature other than those imposed under this Agreement, and concurrently with such delivery, the Company shall deliver to the Management Investor, or his Permitted Transferees, the full amount of the purchase price for such Securities in cash by certified or bank cashier's check.

     6.13 Rollover Agreement Repurchase Obligation. In the event designees of BRS do not constitute a majority of the numbers of the Board of Directors and BRS does not own a majority of the outstanding shares of Common Stock of the Company, the Company agrees that it will, if requested by BRS, obtain the agreement of a person other than a "Disqualified Person" as defined in the Rollover Agreement to purchase any shares of Series B Preferred Stock which may be subject to the Series B Purchase Option, including in those circumstances described in Sections 6.6(c), 6.7(b) and 6.8.

     6.14 Restrictions. The Company shall not, directly or indirectly, and shall not permit any of its subsidiaries to, take any of the following actions without the approval of a majority of the Company's Board of Directors.

         (a) consolidate or merge with or into any Person or enter into any similar business combination transaction (including a sale of substantially all of its assets) or effect any transaction or series of transactions in which more than 33-1/3% of the Company's voting securities are transferred by the Company to another Person, except a Public Offering or any such transaction or series of transactions, as the case may be, involving only wholly-owned subsidiaries of the Company;

         (b) amend or repeal any provisions of, or add any provisions to, the certificate of incorporation or the by-laws;

         (c) alter or change the preferences, rights, privileges or powers of the Preferred Stock;

         (d) increase the number of authorized members of the Board above nine; provided however that this Section 6.14 shall not derogate from the rights of the parties set forth in this Agreement, including Section 6.3 and 9.3 hereof.

         (e) voluntarily liquidate, dissolve or wind up;

         (f) purchase, acquire or obtain any capital stock or other proprietary interest, directly or indirectly, in any other entity or all or substantially all of the business or assets of another Person for consideration in excess of $100 million.

         (g) enter into or commit to enter into any joint ventures (other than in the ordinary course of business) or partnerships or establish any non-wholly-owned subsidiaries, in each case, where the contributions or investments by the Company exceed $50 million in cash or assets;

         (h) sell, lease, transfer or otherwise dispose of any asset or group of assets (other than in the ordinary course of business), for consideration in an annual aggregate amount (as to the Company and any and all of its subsidiaries), in excess of 25% of the book value of the Company's assets at the beginning of such fiscal year;

         (i) terminate the employment of the Chief Executive Officer of the Company;

         (j) materially amend or change the Company's business plan or enter into a new business plan;

         (k) agree or otherwise commit to take actions set forth in the foregoing subparagraphs (a) through (j).

                                   ARTICLE VII

                                CORPORATE ACTIONS

     7.1 Certificate of Incorporation and Bylaws. Each Investor has reviewed the Certificate of Incorporation and Bylaws of MQ and MEDIQ in the forms attached hereto as Exhibits A-1 through A-4, respectively, and hereby approves and ratifies the same.

     7.2 Directors and Voting Agreements. Each Investor approves and ratifies the election of Thomas E. Carroll, Bruce C. Bruckmann, Stephen C. Sherrill, Robert T. Thompson, L. John Wilkerson and Michael J. Rotko as initial directors of the Company. Each Investor agrees that it will vote for such additional persons as may be designated from time to time by pursuant to Article VI hereof.

     7.3 Amendment of Certificate and Bylaws. Each Investor agrees that it shall not consent in writing or vote or cause to be voted any Securities now or hereafter owned or controlled by it in favor of any amendment, repeal, modification, alteration or rescission of, or the adoption of any provision in the Company's Certificate of Incorporation or Bylaws inconsistent with, this Agreement unless BRS consents in writing to such action or votes or causes to be voted all of the Securities held by it in favor of such action.

                                  ARTICLE VIII

                           CERTAIN RIGHTS OF INVESTORS

     8.1 Preemptive Rights. (a) If the Company proposes to issue and sell, other than in an Exempted Issuance (as defined below), any of its shares of Common Stock or any securities containing options or rights to acquire any shares of Common Stock or any securities convertible into shares of Common Stock (such shares and other securities are hereinafter collectively referred to as "Newly Issued Stock") (hereinafter, a "Preemptive Issuance"), the Company will first offer to each Major Shareholder (and its Affiliates who are also Investors) and each Management Investor who was a Management Investor at the Effective Time who is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended (each a "Qualified Investor") a portion of the number or amount of such securities proposed to be sold in any such transaction or series of related transactions equal to such Qualified Investor's pro rata share of the proposed issue of Common Stock (or securities convertible into or exchangeable for Common Stock), all for the same price and on the same terms at which the Company has authorized the issuance of such securities. For purposes of this Section 8.1, a Qualified Investor's "pro rata share" of an issue of Common Stock (or securities convertible into or exchangeable for Common Stock) shall be that number which is equal to the product of (i) the number of shares of Common Stock which are to be issued by the Company in the transaction which is the subject of this Section 8.1, times (ii) a fraction, the numerator of which is the number of outstanding shares of Common Stock held by such Qualified Investor, and the denominator of which is the aggregate number of outstanding shares of Common Stock calculated on a fully diluted basis.

         (b) The Company will cause to be given to the Qualified Investors a written notice setting forth the terms and conditions upon which the Qualified Investors may purchase such Common Stock or other securities (the "Preemptive Notice"). After receiving a Preemptive Notice, the Qualified Investors must reply, in writing, before the date specified in the Preemptive Notice, which shall be a date no earlier than 15 days after the date of such Preemptive Notice, that such persons agree to purchase all of such Qualified Investors' allotted portion of such Common Stock or other securities offered pursuant to this Section 8.1 on the date of sale (the "Preemptive Reply"). If any Qualified Investor fails to make a Preemptive Reply in accordance with this Section 8.1, the Common Stock or other securities offered to such Qualified Investor in accordance with this Section 8.1 may thereafter, for a period not exceeding six months following the expiration of such 15-day period, be issued, sold or subjected to rights or options at a price not less than that at which they were offered to the Qualified Investors. Any such Common Stock or other securities not so issued, sold or subjected to rights or options during such six-month period will thereafter again be subject to the preemptive rights provided for in this Section 8.1.

         (c) (i) Notwithstanding the requirements of this Section 8.1, the Company may make a Preemptive Issuance at any time without complying with the requirements of Section 8.1(a) and (b) so long as the Company deposits into escrow with an independent third party at the time of sale a portion of the Newly Issued Stock equal to the "Preemptive Escrow Amount." The "Preemptive Escrow Amount" shall equal that amount of Newly Issued Stock which the Qualified Investors would have been entitled to purchase if they had the opportunity to participate in the Preemptive Issuance on a pro rata basis in accordance with
Section 8.1(a), determined as if each Qualified Investor delivered a Preemptive Reply to the Company in the time period set forth in Section 8.1(b) agreeing to purchase all of the Newly Issued Stock to which such Qualified Investor would have been entitled to purchase pursuant to Section 6.1(a) had the Company given such Qualified Investor a Preemptive Notice.

             (ii) Within 10 days after the date of the Preemptive Issuance, the Company shall notify the Qualified Investors in writing of the Preemptive Issuance. Such notice (the "Preemptive Escrow Notice") shall set forth the terms and conditions upon which the

Qualified Investors may purchase shares of Newly Issued Stock, the pro rata amount of Newly Issued Stock that such Qualified Investor is entitled to receive (such amount to equal the amount of Newly Issued Stock that such Qualified Investor would have been entitled to receive if they had the opportunity to participate in the Preemptive Issuance on a pro rata basis in accordance with
Section 6.1(a)) and the name of the escrow agent.

             (iii) A Qualified Investor may exercise the preemptive right by delivery to the Company, within 10 days of the date the Preemptive Escrow Notice is received by the Qualified Investor, of a written notice specifying the number of shares of Newly Issued Stock it proposes to purchase of the number of shares of Newly Issued Stock such Qualified Investor is entitled to purchase (the "Preemptive Election").

             (iv) Promptly after the expiration of the date specified in the Preemptive Escrow Notice, which shall be a date no earlier than 15 days after the date the Company has mailed or caused to be mailed the Preemptive Escrow Notice, (A) the Company shall sell to each Qualified Investor that number of shares of Newly Issued Stock that each such Qualified Investor proposed to purchase pursuant to its Preemptive Election and (B) all remaining Newly Issued Stock held in escrow may be sold upon the terms and conditions set forth in the Preemptive Escrow Notice. Each Qualified Investor delivering a Preemptive Reply shall be required to purchase the same strip of securities (including securities other than Common Stock or securities convertible into or exchangeable for Common Stock) that other purchasers of the offered securities are required to purchase, on the same terms and conditions as such other purchasers.

         (d) The rights granted to the Investors pursuant to this Section 8.1 shall expire upon the consummation of a Public Offering of the Common Stock.

     8.2 Exempted Issuance. For purposes of Section 8.1 hereof, the term "Exempted Issuance" shall mean the issuance by the Company of any equity security (including, without limitation, any option, call, warrant or conversion right): (i) upon the conversion or exercise of any securities of the Company or any options or convertible securities issued by the Company, (ii) in connection with the agreements set forth on Schedule C hereto (including in respect of the Management Pool Shares, the Management Options and the Warrants), (iii) as a dividend on the outstanding Common Stock or Preferred Stock, (iv) in consideration, whether in whole or in part, for the extension of any credit or the making of any loan to the Company or the issuance by the Company of any debt security to any Person who is not an Investor, (v) in connection with any merger, consolidation, recapitalization or other business combination which has been approved by the board of directors of the Company, (vi) to any officer, director or employee of the Company, (vii) in any transaction in respect of a Security that is available to all holders of such Security on a pro rata basis or (viii) in a Public Offering and in any subsequent public offering pursuant to a registration statement filed pursuant to the Securities Act, including any Unit Offering.

     8.3 Registration Rights. The Investors shall have registration rights with respect to the Securities as set forth in the Registration Rights Agreement attached hereto as Exhibit B. Each of the Investors agrees not to effect any public sale or distribution of any securities of the Company during the periods specified in the Registration Rights Agreement, except as permitted by the Registration Rights Agreement, and each such Investor agrees to be bound by the rights of priority to participate in offerings as set forth therein.

                                   ARTICLE IX

                                  MISCELLANEOUS

     9.1 Purchaser Representative. If the Company or any Investor enters into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities and Exchange Commission under the Securities Act may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), each Investor will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501(h) promulgated by the Securities and Exchange Commission under the Securities Act) reasonably acceptable to the Company. If any Investor appoints the purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if any Investor declines to appoint the purchaser representative designated by the Company such Investor will appoint another purchaser representative (reasonably acceptable to the Company), and such Investor will be responsible for the fees of the purchaser representative so appointed.

     9.2 Termination. This Agreement will terminate only upon the termination of the written agreement of all of the Investors who are still parties hereto or when all of the Investors except any one Investor no longer hold any equity securities of the Company.

     9.3 Amendment and Modification. This Agreement may be amended or modified, or any provision hereof may be waived, provided that such amendment or waiver is set forth in a writing executed by (i) the Company, (ii) BRS and each other Major Shareholder, (iii) Investors (or their Permitted Transferees) holding a majority of the outstanding Common Stock on a fully diluted basis held by the Investors (or their Permitted Transferees) subject to this Agreement (including Securities owned by BRS and other Major Shareholders); provided, however, that
(a) the provisions of Sections 5.4(e)(i), (ii), (vi) or (viii), 6.1, 6.2, 6.3, 6.4, 6.5, 6.14, 8.1, or 8.2 or this Section 9.3 which are for the express benefit of the HCCP Entities can not be amended, modified or waived unless Health Care Capital Partners, L.P. has also executed such amendment, modification or waiver, (b) the provisions of Sections 5.4(e)(i), (ii), (vii) or
(viii), 6.1, 6.2, 6.3, 6.4, 6.5, 6.14, 8.1, or 8.2 this Section 9.3 which are for the express benefit of the Galen Entities can not be amended, modified or waived unless Galen Partners III, L.P. has also executed such amendment, modification or waiver, (c) the provisions of Sections 3.5, 6.9, 6.11 or 6.12 or this Section 9.3 which are for the express benefit of the Management Investors can not be amended, modified or waived unless the holders of a majority of the shares of Common Stock then held by the Management Investors have also executed such amendment, modification or waiver, (d) the provisions of Sections 5.4(e)(i), (ii) or (ix), 6.1, 6.2, 6.3, 6.4, 6.5, 6.6(c), 6.7(a) or (b), 6.8,
8.1 or 8.2 or this Section 9.3 which are for the express benefit of the Rotko Investors can not be amended, modified or waived unless the holders of a majority of the shares of Common Stock then held by the Rotko Investors have also executed such amendment, modification or waiver and (e) the provisions of Sections 5.4(e)(v) or (viii), 5.4(f), 6.1, 6.2, 6.3, 6.4, 6.5, 6.6(c), 6.7(a) or
(b), 6.8, 6.14, 8.1 or 8.2 or this Section 9.3 which are for the express benefit of BRS can not be amended, modified or waived unless BRS has also executed such amendment, modification or waiver; provided further that no amendment or waiver which materially and adversely affects any Investor differently from any other Investor shall be made unless such Investor executes such amendment or waiver. No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

     9.4 Survival of Representations and Warranties. All representations, warranties, covenants and agreements set forth in this Agreement will survive the execution and delivery of this Agreement and the MQ Closing Date, the Effective Time and the MEDIQ Closing Date and the consummation of the transactions contemplated hereby, regardless of any investigation made by an Investor or on its behalf.

     9.5 Successors and Assigns; Entire Agreement. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and executors, administrators and heirs. This Agreement sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

     9.6 Separability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

     9.7 Notices. All notices provided for or permitted hereunder shall be made in writing by hand-delivery, registered or certified first-class mail, telex, telecopier or air courier guaranteeing overnight delivery to the other party at the following addresses (or at such other address as shall be given in writing by any party to the others):

            If to MQ or BRS to:

            c/o Bruckmann, Rosser, Sherrill & Co., Inc.
            425 Park Avenue, 7th Floor
            New York, New York 100223
            Attention: Bruce C. Bruckmann

            with a required copy to:

            Dechert Price & Rhoads
            4000 Bell Atlantic Tower
            1717 Arch Street
            Philadelphia, PA 19103
            Attention: William G. Lawlor

            If to MEDIQ to:

            MEDIQ Incorporated
            One Mediq Plaza
            Pennsauken, NJ 08110
            Attention: Thomas E. Carroll, President and Chief Executive Officer

with a required copy to BRS and its counsel as set forth above:

     If to the other Investors or any of them, to their addresses as listed in the books of the Company.

     All such notices shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

     9.8 Governing Law. The validity, performance, construction and effect of this Agreement shall be governed by and construed in accordance with the internal law of the State of Delaware, without giving effect to principles of conflicts of law.

     9.9 Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

     9.10 Counterparts. This Agreement may be executed in two or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

     9.11 Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

     9.12 Remedies. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

     9.13 Investor No Longer Owning Securities. If an Investor ceases to own any Securities, such person will no longer be deemed to be an Investor for purposes of this Agreement, except that such party will continue to be obligated to reacquire Securities Transferred to a Permitted Transferee as required by
Section 5.4(d) and will be deemed to be an Investor at such time as such party reacquires such Securities.

     9.14 Pronouns. Whenever the context may require, any pronouns used herein shall be deemed also to include the corresponding neuter, masculine or feminine forms.

     9.15 No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

     9.16 Management Pool Shares. Carroll agrees that, in the event other employees of the Company fail to purchase all of the Management Pool Shares, he will purchase the Management Pool Shares on the terms and conditions set forth herein, as more fully described in the Undertaking made by Carroll and dated as of an even date herewith.

     9.17 Unwind. In the event the Effective Time of the Merger does not occur, the parties agree that they shall rescind the transactions contemplated by this Agreement; provided that such recision shall not relieve the parties of any obligations arising out of a breach of this Agreement.

     9.18 Miscellaneous. The Management Investors shall not be obligated under
Section 6.6(c), 6.7(b) or Section 6.8 (in respect of the Series B Purchase Option) to purchase shares of MEDIQ Series B Preferred Stock in amounts which exceed the after-tax proceeds realized by such Management Investor in the transaction which gives rise to the obligation to repurchase such MEDIQ Series B Preferred Stock under the circumstances set forth in Sections 6.6(c), 6.7(b) and 6.8.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                     MQ ACQUISITION CORPORATION

                                     By: /s/ Stephen C. Sherrill
                                         --------------------------------------
                                         Name:  Stephen C. Sherrill
                                         Title: Assistant Secretary


                                     MEDIQ INCORPORATED

                                     By: /s/ Jay M. Kaplan
                                         --------------------------------------
                                         Name:  Jay M. Kaplan
                                         Title: Senior Vice President - Finance
                                                and Chief Financial Officer


                                     BRUCKMANN, ROSSER, SHERRILL & CO. L.P.

                                     By: /s/ Stephen C. Sherrill
                                         --------------------------------------
                                         Name: Stephen C. Sherrill
                                         Title: Managing Director of
                                                BRSE Associates, Inc.


                                     BRUCE C. BRUCKMANN


                                     By: /s/ Stephen C. Sherrill
                                         --------------------------------------
                                         Stephen C. Sherrill
                                         Attorney-in-Fact


                                     DONALD J. BRUCKMANN

                                     By: /s/ Stephen C. Sherrill
                                         --------------------------------------
                                         Stephen C. Sherrill
                                         Attorney-in-Fact

                                     BCB FAMILY PARTNERS, L.P.

                                     By: /s/ Stephen C. Sherrill
                                         --------------------------------------
                                         Stephen C. Sherrill
                                         Attorney-in-Fact


                                     NAZ FAMILY PARTNERS, L.P.

                                     By: /s/ Stephen C. Sherrill
                                         --------------------------------------
                                         Stephen C. Sherrill
                                         Attorney-in-Fact


                                     HAROLD O. ROSSER

                                     By: /s/ Stephen C. Sherrill
                                         --------------------------------------
                                         Stephen C. Sherrill
                                         Attorney-in-Fact


                                     H. VIRGIL SHERRILL

                                     By: /s/ Stephen C. Sherrill
                                         --------------------------------------
                                         Stephen C. Sherrill
                                         Attorney-in-Fact


                                     NANCY A. ZWENG

                                     By: /s/ Stephen C. Sherrill
                                         --------------------------------------
                                         Stephen C. Sherrill
                                         Attorney-in-Fact


                                     PAUL D. KAMINSKI

                                     By: /s/ Stephen C. Sherrill
                                         --------------------------------------
                                         Stephen C. Sherrill
                                         Attorney-in-Fact

                                     JOHN R. EDMONDS

                                     By: /s/ Stephen C. Sherrill
                                         --------------------------------------
                                          Stephen C. Sherrill
                                          Attorney-In-Fact


                                     SUSAN M. KAIDER

                                     By: /s/ Stephen C. Sherrill
                                         --------------------------------------
                                         Stephen C. Sherrill
                                         Attorney-In-Fact


                                     WALKER C. SIMMONS

                                     By: /s/ Stephen C. Sherrill
                                         --------------------------------------
                                         Stephen C. Sherrill
                                         Attorney-In-Fact


                                     MARILENA TIBREA

                                     By: /s/ Stephen C. Sherrill
                                         --------------------------------------
                                         Stephen C. Sherrill
                                         Attorney-In-Fact


                                     ROTKO INVESTORS

                                     /s/ Bessie G. Rotko
                                     ------------------------------------------
                                     Bessie G. Rotko
                                     SS#:
                                     Residence Address:
                                     Residence Ph:
                                     Business Address:
                                     Business Ph:

                                     /s/ Judith Shipon
                                     ------------------------------------------
                                     Judith Shipon
                                     SS#:
                                     Residence Address:
                                     Residence Ph:
                                     Business Address:
                                     Business Ph:


                                     /s/ Michael J. Rotko
                                     ------------------------------------------
                                     Michael J. Rotko
                                     SS#:
                                     Residence Address:
                                     Residence Ph:
                                     Business Address:
                                     Business Ph:


                                     T/D BERNARD B. ROTKO DATED
                                     NOVEMBER 18, 1983

                                     By: /s/ Bessie G. Rotko
                                         --------------------------------------
                                         Bessie G. Rotko, Trustee


                                     By: /s/ Judith M. Shipon
                                         --------------------------------------
                                         Judith M. Shipon, Trustee


                                     By: /s/ Michael J. Rotko
                                         --------------------------------------
                                         Michael J. Rotko, Trustee


                                     By: /s/ John D. Iskrant
                                         --------------------------------------
                                         John D. Iskrant, Trustee


                                     By: PNC BANK, Trustee


                                     By: /s/ Robert N. Tropp, Jr.
                                         --------------------------------------
                                         Name:  Robert N. Tropp, Jr.
                                         Title: Vice President
                                         Address:
                                         Phone:

                                     HEALTHCARE CAPITAL PARTNERS, L.P.

                                     By: /s/ Robert T. Thompson
                                         --------------------------------------


                                     HEALTHCARE EXECUTIVE PARTNERS, L.P.

                                     By: /s/ Robert T. Thompson
                                         --------------------------------------


                                     GALEN PARTNERS INTERNATIONAL III, L.P.

                                     By: /s/ Bruce F. Wesson
                                         --------------------------------------


                                     GALEN PARTNERS III, L.P.

                                     By: /s/ Bruce F. Wesson
                                         --------------------------------------


                                     GALEN EMPLOYEE FUND III, L.P.

                                     By: /s/ Bruce F. Wesson
                                         --------------------------------------


                                     /s/ Thomas E. Carroll
                                         --------------------------------------
                                         Thomas E. Carroll


                                     /s/ Jay M. Kaplan
                                         --------------------------------------
                                         Jay M. Kaplan

                                                                    EXHIBIT A-1

                          CERTIFICATE OF INCORPORATION

                                       OF

                           MQ ACQUISITION CORPORATION

     1. Name. The name of the Corporation is MQ Acquisition Corporation.

     2. Registered Office and Agent. The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801, in the County of New Castle. The name of the Corporation's registered agent at such address is The Corporation Trust Company.

     3. Purpose. The purposes for which the Corporation is formed are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware and to possess and exercise all of the powers and privileges granted by such law and any other law of Delaware.

     4. Authorized Capital. The aggregate number of shares of stock which the Corporation shall have authority to issue is 1,000 shares, all of which are of one class and are designated as Common Stock and each of which has a par value of $0.01.

     5. Incorporator. The name and mailing address of the incorporator are Sandra Berenknopf, 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, Pennsylvania 19103-2793.

     6. Bylaws. The board of directors of the Corporation is authorized to adopt, amend or repeal the bylaws of the Corporation, except as otherwise specifically provided therein.

     7. Elections of Directors. Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

     8. Right to Amend. The Corporation reserves the right to amend any provision contained in this Certificate as the same may from time to time be in effect in the manner now or hereafter prescribed by law, and all rights conferred on stockholders or others hereunder are subject to such reservation.

     9. Limitation on Liability. The directors of the Corporation shall be entitled to the benefits of all limitations on the liability of directors generally that are now or hereafter become available under the General Corporation Law of Delaware. Without limiting the generality of the foregoing, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Section 9 shall be prospective only, and shall not affect, to the detriment of any director, any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

Dated: January 12, 1998

                                            /s/ Sandra Berenknopf
                                                -------------------------------
                                                Sandra Berenknopf, Incorporator

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                           MQ ACQUISITION CORPORATION


     MQ Acquisition Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company"), does hereby certify:

     (i) the name of the Corporation is MQ Acquisition Corporation.

     (ii) The Certificate of Incorporation of the Company hereby is amended by striking out Article 4 thereof and by substituting in lieu thereof the following new Article 4:

          4. Authorized Capital. The aggregate number of shares of stock which the Corporation shall have authority to issue is 70,000,000 shares, divided into two (2) classes consisting of 40,000,000 shares of Preferred Stock, par value $0.01 per share ("Preferred Stock"); and 30,000,000 shares of Common Stock, par value $0.01 per share ("Common Stock").

          The following is a statement of the designations, preferences, qualifications, limitations, restrictions and the special or relative rights granted to or imposed upon the shares of each such class:

          a. Issue in Series. Preferred Stock may be issued from time to time in one or more series, each such series to have the terms stated herein and in the resolution of the Board of Directors of the Corporation providing for its issue. All shares of any one series of Preferred Stock will be identical, but shares of different series of Preferred Stock need not be identical or rank equally except insofar as provided by law or herein.

          b. Creation of Series. The Board of Directors will have authority by resolution to cause to be created one or more series of Preferred Stock, and to determine and fix with respect to each series prior to the issuance of any shares of the series to which such resolution relates:

               (i) The distinctive designation of the series and the number of shares which will constitute the series, which number may be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

               (ii) The dividend rate and the times of payment of dividends on the shares of the series, whether dividends will be cumulative, and if so, from what date or dates;

               (iii) The price or prices at which, and the terms and conditions on which, the shares of the series may be redeemed at the option of the Corporation;

               (iv) Whether or not the shares of the series will be entitled to the benefit of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if so entitled, the amount of such fund and the terms and provisions relative to the operation thereof;

               (v) Whether or not the shares of the series will be convertible into, or exchangeable for, any other shares of stock of the Corporation or other securities, and if so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and any adjustments thereof, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

               (vi) The rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

               (vii) Whether or not the shares of the series will have priority over or be on a parity with or be junior to the shares of any other series or class in any respect or will be entitled to the benefit of limitations restricting the issuance of shares of any other series or class having priority over or being on a parity with the shares of such series in any respect, or restricting the payment of dividends on or the making of other distributions in respect of shares of any other series or class ranking junior to the shares of the series as to dividends or assets, or restricting the purchase or redemption of the shares of any such junior series or class, and the terms of any such restriction;

               (viii) Whether the series will have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights; and

               (ix) Any other preferences, qualifications, privileges, options and other relative or special rights and limitations of that series.

          c. Dividends. Holders of Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available for the payment thereof, dividends at the rates fixed by the Board of Directors for the respective series, and no more, before any dividends shall be declared and paid, or set apart for payment, on Common Stock with respect to the same dividend period.

          d. Preference on Liquidation. In the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, holders of each series of Preferred Stock will be entitled to receive the amount fixed for such series plus, in the case of any series on which dividends will have been determined by the Board of Directors to be cumulative, an amount equal to all dividends accumulated and unpaid thereon to the date of final distribution whether or not earned or declared before any distribution shall be paid, or set aside for payment, to holders of Common Stock. If the assets of the Corporation are not sufficient to pay such amounts in full, holders of all shares of Preferred Stock will participate in the distribution of assets ratably in proportion to the full amounts to which they are entitled or in such order or priority, if any, as will have been fixed in the resolution or resolutions providing for the issue of the series of Preferred Stock. Neither the merger nor consolidation of the Corporation into or with any other corporation, nor a sale, transfer or lease of all or part of its assets, will be deemed a liquidation, dissolution or winding up of the corporation within the meaning of this paragraph except to the extent specifically provided for herein.

          e. Redemption. The Corporation, at the option of the Board of Directors, may redeem all or part of the shares of any series of Preferred Stock on the terms and conditions fixed for such series.

          f. Voting Rights. Except as otherwise required by law, as otherwise provided herein or as otherwise determined by the Board of

               Directors as to the shares of any series of Preferred Stock prior to the issuance of any such shares, the holders of Preferred Stock shall have no voting rights and shall not be entitled to any notice of meeting of stockholders.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of this 27th day of May, 1998.

                                            MQ Acquisition Corporation


                                            By: /s/ Bruce C. Bruckmann
                                                -------------------------------
                                                Bruce C. Bruckmann, President

             CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS FOR
              SERIES A 13.0% CUMULATIVE COMPOUNDING PREFERRED STOCK

                                       OF

                           MQ Acquisition Corporation

     MQ Acquisition Corporation, a Delaware corporation (hereinafter called the "Corporation"), pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, does hereby make this Certificate of Designation under the corporate seal of the Corporation and does hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Certificate of Incorporation, the Board of Directors has duly adopted the following resolutions:

     RESOLVED, that, pursuant to Article 4 of the Certificate of Incorporation (which authorizes the creation and issuance of shares of Preferred Stock on such terms as are determined by the Board of Directors), the Board of Directors hereby fixes the designations and preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions of the following series of Preferred Stock:

     A. Series A Preferred Stock.

        1. Designation of Series. The designation of the series of Preferred Stock authorized by this resolution shall be "Series A 13.0% Cumulative Compounding Preferred Stock" ("Series A Preferred Stock") consisting of 10,000,000 shares. The par value of Series A Preferred Stock shall be $.01 per share.

        2. Rank. With respect to dividend rights and rights on liquidation, winding up and dissolution of the Corporation, Series A Preferred Stock shall rank (a) senior to the Common Stock of the Corporation, par value $.01 per share ("Common Stock"), the Series B Preferred Stock (defined in paragraph B below), the Series C Preferred Stock (defined in paragraph B below), and each other class of capital stock or class or series of preferred stock issued by the Corporation after the date hereof the terms of which specifically provide that such class or series shall rank junior to the Series A Preferred Stock as to dividend distributions or distributions upon the liquidation, winding up and dissolution of the Corporation (collectively referred to as "Series A Junior Securities"), (b) on a parity with each other class of capital stock or class or series of preferred stock issued by the Corporation after the date hereof the terms of which do not specifically provide that they rank junior to Series A Preferred Stock or senior to Series A Preferred Stock as to dividend distributions or distributions upon liquidation, winding up and dissolution of the Corporation (collectively referred to as " Series A Parity Securities"), and
(c) junior to each other class of capital stock or other class or series of preferred stock issued by the Corporation that by its terms is senior to the Series A Preferred Stock with respect to dividend distributions or distributions upon the liquidation, winding up and dissolution of the Corporation (collectively referred to as "Series A Senior Securities").

        3. Dividends.

           (a) Each Holder of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cash dividends on each share of Series A Preferred Stock at a rate equal to $1.30 per share per annum. All dividends shall be cumulative, whether or not earned or declared, and shall accrue on a daily basis from the date of issuance of Series A Preferred Stock, and shall be payable semi-annually in arrears on each Dividend Payment Date, commencing on the second Dividend Payment Date after the date of issuance of such Series A Preferred Stock. Each dividend on Series A Preferred Stock shall be payable to the Holders of record of Series A Preferred Stock as they appear on the stock register of the Corporation on such record date as may be fixed by the Board of Directors, which record date shall not be less than 10 nor more than 60 days prior to the applicable Dividend Payment Date. Dividends shall cease to accrue in respect of shares of Series A Preferred Stock on the date of their repurchase by the Corporation unless the Corporation shall have failed to pay the relevant repurchase price on the date fixed for repurchase. Notwithstanding anything to the contrary set forth above, unless and until such dividends are declared by the Board of Directors, there shall be no obligation to pay such dividends; provided, that such dividends shall continue to cumulate and shall be added to the Liquidation Preference (as provided in Paragraph A4(a) below) at the time of repurchase as provided herein if not earlier declared and paid. Accrued dividends on the Series A Preferred Stock if not paid on the first or any subsequent Dividend Payment Date following accrual shall thereafter accrue additional dividends ("Additional Dividends") in respect thereof, compounded annually, at the rate of 13.0% per annum.

           (b) All dividends paid with respect to shares of Series A Preferred Stock pursuant to paragraph A(3)(a) shall be paid pro rata to the Holders entitled thereto.

           (c) Dividends on account of arrears for any past Dividend Period and dividends in connection with any optional redemption pursuant to paragraph A(5)(a) may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of record on any date as may be fixed by the Board of Directors, which date is not more than 60 days prior to the payment of such dividends.

           (d) As long as any Series A Preferred Stock is outstanding, no dividends shall be declared by the Board of Directors or paid or funds set apart for the payment of dividends or other distributions on any Series A Parity Securities for any period, and no Series A Parity Securities may be repurchased, redeemed or otherwise acquired, nor may funds be set apart for such payment (other than dividends, other distributions, redemptions, repurchases or acquisitions payable in Series A Junior Securities and cash in lieu of fractional shares of such Series A Junior Securities in connection therewith), unless (i) full Accumulated Dividends have been paid or set apart for such payment on the Series A Preferred Stock and Series A Parity Securities for all Dividend Periods terminating on or prior to the date of payment of such dividends or distributions on, or such repurchase or redemption of, such Series A Parity Securities (the "Series A Parity Payment Date") and (ii) any such dividends are declared and paid pro rata so that the amounts of any dividends declared and paid per share on outstanding Series A Preferred Stock and each other share of Series A Parity Securities will in all cases bear to each other the same ratio that accrued and unpaid dividends (including any Accumulated Dividends) per share of outstanding Series A Preferred Stock and such other outstanding shares of Series A Parity Securities bear to each other.

           (e) The Holders shall be entitled to receive the dividends provided for in paragraph A(3)(a) hereof in preference to and in priority over any dividends upon any of the Series A Junior Securities. Such dividends on the Series A Preferred Stock shall be cumulative, whether or not earned or declared, so that if at any time full Accumulated Dividends on all shares of Series A Preferred Stock then outstanding for all Dividend Periods then elapsed have not been paid or set aside for payment, the amount of such unpaid dividends shall be paid before any sum shall be set aside for or applied by the Corporation to the purchase, redemption or other acquisition for value of any shares of Series A Junior Securities (either pursuant to any applicable sinking fund requirement or otherwise) or any dividend or other distribution shall be paid or declared or set apart for payment on any Series A Junior Securities (the date of any such actions to be referred to as the "Series A Junior Payment Date"); provided, however, that the foregoing shall not (i) prohibit the Corporation from repurchasing shares of Series A Junior Securities from a holder thereof who is, or was, a director or employee of the Corporation (or an affiliate of the Corporation) and (ii) prohibit the Corporation from making dividends, other distributions, redemptions, repurchases or acquisitions in respect of Series A Junior Securities payable in Series A Junior Securities and cash in lieu of fractional shares of such Series A Junior Securities in connection therewith.

           (f) Dividends payable on Series A Preferred Stock for any period less than one year shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period for which such dividends are payable.

        4. Liquidation Preference.

           (a) Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the Holders of all shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to $10.00 per share, plus an amount equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon, including Additional Dividends, to the date of final distribution (the "Liquidation Preference") and no more, before any distribution is made on any Series A Junior Securities. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the application of all amounts available for payments with respect to Series A Preferred Stock and all other Series A Parity Securities would not result in payment in full of Series A Preferred Stock and such other Series A Parity Securities, the Holders and holders of Series A Parity Securities shall share equally and ratably in any distribution of assets of the Corporation in proportion to the full liquidation preference to which each is entitled. After payment in full pursuant to this paragraph A(4)(a), the Holders shall not be entitled to any further participation in any distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation.

           (b) For the purposes of this paragraph A(4), neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation nor the consolidation, merger or other business combination of the Corporation with one or more corporations (whether or not the Corporation is the surviving corporation) shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

     5. Redemption.

        (a) Optional Redemption.

            (i) The Corporation may, at its option, redeem at any time or from time to time, from any source of funds legally available therefor, in whole or in part, in the manner provided in paragraph A(5)(c) hereof, any or all of the shares of Series A Preferred Stock, at a redemption prices set forth below, plus an amount equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon, including Additional Dividends, to the Redemption Date (as defined in paragraph B). The redemption price for redemptions pursuant to this paragraph 5(a) are as follows:

                                                        Redemption Price
       Redemption Date                                      Per Share
       ---------------                                  ----------------

on or before December 31, 1999                               $11.00

on or after January 1, 2000                                  $10.50
but before January 1, 2002

on or after January 1, 2002                                  $10.00

            (ii) No partial redemption of Series A Preferred Stock pursuant to paragraph A(5)(a) hereof may be authorized or made unless prior thereto, full accrued and unpaid dividends thereon for all Dividend Periods terminating on or prior to the Redemption Date and an amount equal to a prorated dividend thereon for the period from the Dividend Payment Date immediately prior to the Redemption Date to the Redemption Date have been or immediately prior to the Redemption Notice are declared and paid in cash or are declared and there has been a sum set apart sufficient for such cash payment on the Redemption Date.

            (iii) In the event of a redemption pursuant to paragraph A(5)(a) hereof of only a portion of the then outstanding shares of Series A Preferred Stock, the Corporation shall effect such redemption pro rata according to the number of shares held by each Holder of Series A Preferred Stock.

        (b) Mandatory Redemption. All outstanding shares of the Series A Preferred Stock shall be redeemed from funds legally available therefor on December 31, 2011

(the "Mandatory Redemption Date"), at a price per share equal to the Liquidation Preference on such Mandatory Redemption Date.

        (c) Procedures for Redemption.

            (i) At least 30 days and not more than 60 days prior to the date fixed for any redemption of Series A Preferred Stock, written notice (the "Redemption Notice") shall be given by first class mail, postage prepaid, to each Holder of record of Series A Preferred Stock on the record date fixed for such redemption of Series A Preferred Stock at such Holder's address as set forth on the stock register of the Corporation on such record date; provided that no failure to give such notice nor any deficiency therein shall affect the validity of the procedure for the redemption of any shares of Series A Preferred Stock to be redeemed except as to the Holder or Holders to whom the Corporation has failed to give said notice or except as to the Holder or Holders whose notice was defective. In addition to any information required by law or by the applicable rules of any exchange upon which shares of Series A Preferred Stock may be listed or admitted to trading, the Redemption Notice shall state:

                (A) the redemption price;

                (B) whether all or less than all of the outstanding shares of Series A Preferred Stock redeemable thereunder are to be redeemed and the aggregate number of shares of Series A Preferred Stock being redeemed;

                (C) the number of shares of Series A Preferred Stock held, as of the appropriate record date, by the Holder that the Corporation intends to redeem;

                (D) the Redemption Date;

                (E) that the Holder is to surrender to the Corporation, at the place or places where certificates for shares of Series A Preferred Stock are to be surrendered for redemption, in the manner and at the price designated, his, her or its certificate or certificates representing the shares of Series A Preferred Stock to be redeemed; and

                (F) that dividends on the shares of Series A Preferred Stock to be redeemed shall cease to accumulate on such Redemption Date unless the Corporation defaults in the payment of the redemption price.

            (ii) Each Holder shall surrender the certificate or certificates representing such shares of Series A Preferred Stock being so redeemed to the Corporation, duly endorsed, in the manner and at the place designated in the Redemption Notice, and on the Redemption Date the full redemption price for such shares shall be payable in cash to the Person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled and retired. In the event that less than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

            (iii) If a Redemption Notice has been mailed in accordance with paragraph A(5)(c) above, unless the Corporation defaults in the payment in full of the redemption price, then, notwithstanding that the certificates evidencing any shares of Series A Preferred Stock so called for redemption shall not have been surrendered, (x) on the Redemption Date, the shares represented thereby so called for redemption shall be deemed no longer outstanding and shall have the status of authorized but unissued shares of Preferred Stock, undesignated as to series, (y) dividends with respect to the shares so called for redemption shall cease to accrue after the Redemption Date and (z) all rights with respect to the shares so called for redemption or subject to conversion shall forthwith after such date cease and terminate, except for the right of the holders to receive the funds, if any, payable pursuant to this paragraph 5 without interest upon surrender of their certificates therefor.

        (d) Deposit of Funds. The Corporation's obligation to deliver funds in accordance with this paragraph (5) shall be deemed fulfilled if, on or before a Redemption Date, the Corporation shall deposit, with a bank or trust Corporation, or an affiliate of a bank or trust Corporation such funds as are required to be delivered by the Corporation pursuant to this paragraph (5) upon the occurrence of the related redemption consideration sufficient to pay all accrued and unpaid dividends on the shares to be redeemed, in trust for the account of the Holders of the shares to be redeemed (and so as to be and continue to be available therefor), with irrevocable instructions and authority to such bank or trust Corporation that such shares and funds be delivered upon redemption of the shares of Series A Preferred Stock so called for redemption. Any interest accrued on such funds shall be paid to the Corporation from time to time. Upon surrender of the certificates pursuant to paragraph A(5)(c)(ii), each Holder shall thereupon be entitled to any funds payable pursuant to this paragraph 5 following such surrender and following the date of such redemption.

     6. Voting Rights.

        (a) The Holders shall not be entitled or permitted to vote on any matter required or permitted to be voted upon by the shareholders of the Corporation, except as otherwise required by Delaware law or this Certificate of Designation except that, without the written consent of the holders of a majority of the outstanding shares of Series A Preferred Stock or the vote of the holders of a majority of the outstanding shares of Series A Preferred Stock at a meeting of the holders of Series A Preferred Stock called for such purpose, the Corporation shall not (a) create, authorize or issue any other class or series of stock entitled to a preference prior to Series A Preferred Stock upon any dividend or distribution or any liquidation, distribution of assets, dissolution or winding up of the Corporation, or (b) amend, alter or repeal any provision of the Corporation's Certificate of Incorporation so as to materially adversely affect the relative rights and preferences of the Series A Preferred Stock.

        (b) Without limiting the generality of the foregoing, in no event shall the Holders be entitled to vote (individually or as a class) on any merger or consolidation involving the Corporation, any sale of all or substantially all of the assets of the Corporation or any similar transaction.

        (c) In any case in which the Holders shall be entitled to vote pursuant to paragraph A(6)(a) above, each Holder shall be entitled to one vote for each share of Series A Preferred Stock held unless otherwise required by applicable law.

     7. Conversion or Exchange. The Holders shall not have any rights hereunder to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of Capital Stock of the Corporation.

     8. Reissuance of Series A Preferred Stock. Shares of Series A Preferred Stock which have been issued and reacquired in any manner, including shares purchased, redeemed or exchanged, shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in any resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Stock; except that the Corporation may reissue shares of Series A Preferred Stock which are reacquired by the Corporation from a Holder who is, or was, an employee or director of the Corporation (or its affiliates).

     9. Business Day. If any payment shall be required by the terms hereof to be made on a day that is not a Business Day, such payment shall be made on the immediately succeeding Business Day.

     10. No Preemptive Rights. No Holder will possess any preemptive rights to subscribe for or acquire any unissued shares of Capital Stock of the Corporation (whether now or hereafter authorized) or securities of the Corporation convertible into or carrying a right to subscribe to or acquire shares of Capital Stock of the Corporation.

     11. Prohibitions and Restrictions Imposed by Senior Securities and Indebtedness. To the extent that any action required to be taken by the Corporation under this Certificate of Designation shall be prohibited or restricted by the terms of any Series A Senior Securities or any contract or instrument to which the Corporation is a party or by which it is bound in respect of the incurrence of indebtedness, such Corporation's actions shall be delayed until such time as such prohibition or restriction is no longer in force.

     B. Definitions. As used in this Resolution, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

     "Accumulated Dividends" means (i) with respect to any share of Series A Preferred Stock, the dividends that have accrued on such share as of such specific date for Dividend Periods ending on or prior to such date and that have not previously been paid in cash, and (ii) with respect to any Series A Parity Security, the dividends that have accrued and are due on such security as of such specific date.

     "Additional Dividends" has the meaning given to such term in paragraph A(3)(a).

     "Business Day" means any day except a Saturday, Sunday or other day on which commercial banking institutions in New York City are authorized by law or executive order to close.

     "Capital Stock" means any and all shares, interests, participations, rights, or other equivalents (however designated) of corporate stock including, without limitation, partnership interests.

     "Common Stock" shall have the meaning given to such term in paragraph A(2)

     "Dividend Payment Date" means June 30th and December 31st of each year.

     "Dividend Period" means the Initial Dividend Period and, thereafter, each Semi-Annual Dividend Period.

     "Holder" means a holder of shares of Series A Preferred Stock.

     "Initial Dividend Period" means the dividend period commencing on the Issue Date and ending on the first Dividend Payment Date to occur thereafter.

     "Issue Date" means May 29, 1998.

     "Liquidation Preference" has the meaning given to such term in paragraph A(4)(a).

     "Mandatory Redemption Date" has the meaning given to such term in paragraph A(5)(b).

     "Person" means any individual, corporation, partnership, joint venture, incorporated or unincorporated association, joint-stock Corporation, trust, unincorporated organization or government or other agency or political subdivision thereof or any other entity of any kind.

     "Preferred Stock" means the Preferred Stock of the Corporation.

     "Redemption Date", with respect to any shares of Preferred Stock, means the date on which such shares of Preferred Stock are redeemed by the Corporation pursuant to paragraph A(5).

     "Redemption Notice" has the meaning given to such term in paragraph
A(5)(c).

     "Series A Junior Payment Date" has the meaning given to such term in A(3)(e).

     "Series A Junior Securities" has the meaning given to such term in paragraph A(2).

     "Series A Parity Payment Date" has the meaning given to such term in A(3)(d).

     "Series A Parity Securities" has the meaning given to such term in paragraph A(2).

     "Semi-Annual Dividend Period" means the annual period commencing on each January 1st and July 1st and ending on each Dividend Payment Date, respectively.

     "Series A Preferred Stock" has the meaning given to such term in paragraph A(1).

     "Series A Senior Securities" has the meaning given to such term in paragraph A(2).

     "Series B Preferred Stock" means the Series B 13.25% Cumulative Compounding Perpetual Preferred Stock of the Corporation.

     "Series C Preferred Stock" means the Series C 13.5% Cumulative Compounding Preferred Stock of the Corporation.

     IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed this Certificate of Designation as of the 27th day of May, 1998.

                                            MQ ACQUISITION CORPORATION


                                            By: /s/ Bruce C. Bruckmann
                                                -------------------------------
                                                Bruce C. Bruckmann, President

             CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS FOR SERIES B 13.25% CUMULATIVE COMPOUNDING PERPETUAL PREFERRED STOCK

                                       OF

                           MQ Acquisition Corporation

     MQ Acquisition Corporation, a Delaware corporation (hereinafter called the "Corporation"), pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, does hereby make this Certificate of Designation under the corporate seal of the Corporation and does hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Certificate of Incorporation, the Board of Directors has duly adopted the following resolutions:

     RESOLVED, that, pursuant to Article 4 of the Certificate of Incorporation (which authorizes the creation and issuance of shares of Preferred Stock on such terms as are determined by the Board of Directors), the Board of Directors hereby fixes the designations and preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions of the following series of Preferred Stock:

     A. Series B Preferred Stock.

        1. Designation of Series. The designation of the series of Preferred Stock authorized by this resolution shall be "Series B 13.25% Cumulative Compounding Perpetual Preferred Stock" ("Series B Preferred Stock") consisting of 5,000,000 shares. The par value of Series B Preferred Stock shall be $.01 per share.

        2. Rank. With respect to dividend rights and rights on liquidation, winding up and dissolution of the Corporation, Series B Preferred Stock shall rank (a) senior to the Common Stock of the Corporation, par value $.01 per share ("Common Stock"), the Series C Preferred Stock (defined in paragraph B below), and each other class of capital stock or class or series of preferred stock issued by the Corporation after the date hereof the terms of which specifically provide that such class or series shall rank junior to the Series B Preferred Stock as to dividend distributions or distributions upon the liquidation, winding up and dissolution of the Corporation (collectively referred to as "Series B Junior Securities"), (b) on a parity with each other class of capital stock or class or series of preferred stock issued by the Corporation after the date hereof the terms of which specifically provide that such class or series shall rank neither senior nor junior to the Series B Preferred Stock as to dividend distributions or distributions upon liquidation, winding up and dissolution of the Corporation (collectively referred to as " Series B Parity Securities"), and (c) junior to (i) the Series A Preferred Stock, (ii) each other class of capital stock or other class or series of preferred stock issued by the Corporation that by its terms is senior to the Series B Preferred Stock with respect to dividend distributions or distributions upon the liquidation, winding up and dissolution of the Corporation and (iii) each other class of capital stock or class or series of preferred stock issued by the Corporation after the date hereof the terms of which do not specifically provide that they rank junior to Series B Preferred Stock or senior to Series B Preferred Stock as to dividend distributions or distributions upon liquidation, winding up and dissolution of the Corporation (collectively referred to as "Series B Senior Securities").

        3. Dividends.

           (a) Each Holder of Series B Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cash dividends on each share of Series B Preferred Stock at a rate equal to $1.325 per share per annum. All dividends shall be cumulative, whether or not earned or declared, and shall accrue on a daily basis from the date of issuance of Series B Preferred Stock, and shall be payable semi-annually in arrears on each Dividend Payment Date, commencing on the second Dividend Payment Date after the date of issuance of such Series B Preferred Stock. Each dividend on Series B Preferred Stock shall be payable to the Holders of record of Series B Preferred Stock as they appear on the stock register of the Corporation on such record date as may be fixed by the Board of Directors, which record date shall not be less than 10 nor more than 60 days prior to the applicable Dividend Payment Date. Dividends shall cease to accrue in respect of shares of Series B Preferred Stock on the date of their repurchase by the Corporation unless the Corporation shall have failed to pay the relevant repurchase price on the date fixed for repurchase. Notwithstanding anything to the contrary set forth above, unless and until such dividends are declared by the Board of Directors, there shall be no obligation to pay such dividends; provided, that such dividends shall continue to cumulate and shall be added to the Liquidation Preference (as provided in paragraph A4(a) below) at the time of repurchase as provided herein if not earlier declared and paid. Accrued dividends on the Series B Preferred Stock if not paid on the first or any subsequent Dividend Payment Date following accrual shall thereafter accrue additional dividends ("Additional Dividends") in respect thereof, compounded annually, at the rate of 13.25% per annum.

           (b) All dividends paid with respect to shares of Series B Preferred Stock pursuant to paragraph A(3)(a) shall be paid pro rata to the Holders entitled thereto.

           (c) Dividends on account of arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of record on any date as may be fixed by the Board of Directors, which date is not more than 60 days prior to the payment of such dividends.

           (d) As long as any Series B Preferred Stock is outstanding, no dividends shall be declared by the Board of Directors or paid or funds set apart for the payment of dividends or other distributions on any Series B Parity Securities for any period, and no Series B Parity Securities may be repurchased, redeemed or otherwise acquired, nor may funds be set apart for such payment (other than dividends, other distributions, redemptions, repurchases or acquisitions payable in Series B Junior Securities and cash in lieu of fractional shares of such Series B Junior Securities in connection therewith), unless (i) full Accumulated Dividends have been paid or set apart for such payment on the Series B Preferred Stock and Series B Parity Securities for all Dividend Periods terminating on or prior to the date of payment of such dividends or distributions on, or such repurchase or redemption of, such Series B Parity Securities (the "Series B Parity Payment Date") and (ii) any such dividends are declared and paid pro rata so that the amounts of any dividends declared and paid per share on outstanding Series B Preferred Stock and each other share of Series B Parity Securities will in all cases bear to each other the same ratio that accrued and unpaid dividends (including any Accumulated Dividends) per share of outstanding Series B Preferred Stock and such other outstanding shares of Series B Parity Securities bear to each other.

           (e) The Holders shall be entitled to receive the dividends provided for in paragraph A(3)(a) hereof in preference to and in priority over any dividends upon any of the Series B Junior Securities. Such dividends on the Series B Preferred Stock shall be cumulative, whether or not earned or declared, so that if at any time full Accumulated Dividends on all shares of Series B Preferred Stock then outstanding for all Dividend Periods then elapsed have not been paid or set aside for payment, the amount of such unpaid dividends shall be paid before any sum shall be set aside for or applied by the Corporation to the purchase, redemption or other acquisition for value of any shares of Series B Junior Securities (either pursuant to any applicable sinking fund requirement or otherwise) or any dividend or other distribution shall be paid or declared or set apart for payment on any Series B Junior Securities (the date of any such actions to be referred to as the "Series B Junior Payment Date"); provided, however, that the foregoing shall not (i) prohibit the Corporation from repurchasing shares of Series B Junior Securities from a holder thereof who is, or was, a director or employee of the Corporation (or an affiliate of the Corporation) and (ii) prohibit the Corporation from making dividends, other distributions, redemptions, repurchases or acquisitions in respect of Series B Junior Securities payable in Series B Junior Securities and cash in lieu of fractional shares of such Series B Junior Securities in connection therewith.

           (f) Dividends payable on Series B Preferred Stock for any period less than one year shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period for which such dividends are payable.

        4. Liquidation Preference.

           (a) Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the Holders of all shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to $10.00 per share, plus an amount equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon, including Additional Dividends, to the date of final distribution (the "Liquidation Preference") and no more, before any distribution is made on any Series B Junior Securities. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the application of all amounts available for payments with respect to Series B Preferred Stock and all other Series B Parity Securities would not result in payment in full of Series B Preferred Stock and such other Series B Parity Securities, the Holders and holders of Series B Parity Securities shall share equally and ratably in any distribution of assets of the Corporation in proportion to the full liquidation preference to which each is entitled. After payment in full pursuant to this paragraph A(4)(a), the

Holders shall not be entitled to any further participation in any distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation.

           (b) For the purposes of this paragraph A(4), neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation nor the consolidation, merger or other business combination of the Corporation with one or more corporations (whether or not the Corporation is the surviving corporation) shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

        5. Redemption. The Company shall not have the right nor the power to, and the Holders shall not have the right to require the Company to, redeem any shares of Series B Preferred Stock. Notwithstanding the foregoing, this Paragraph A(5) shall not prohibit the Corporation from acquiring from any Holder, with such Holder's consent, any shares of Series B Preferred Stock held by such Holder.

        6. Voting Rights.

           (a) The Holders shall not be entitled or permitted to vote on any matter required or permitted to be voted upon by the shareholders of the Corporation, except as otherwise required by Delaware law or this Certificate of Designation except that, without the written consent of the holders of a majority of the outstanding shares of Series B Preferred Stock or the vote of the holders of a majority of the outstanding shares of Series B Preferred Stock at a meeting of the holders of Series B Preferred Stock called for such purpose, the Corporation shall not (a) create, authorize or issue any other class or series of stock entitled to a preference prior to Series B Preferred Stock upon any dividend or distribution or any liquidation, distribution of assets, dissolution or winding up of the Corporation, or (b) amend, alter or repeal any provision of the Corporation's Certificate of Incorporation so as to materially adversely affect the relative rights and preferences of the Series B Preferred Stock.

           (b) Without limiting the generality of the foregoing, in no event shall the Holders be entitled to vote (individually or as a class) on any merger or consolidation involving the Corporation, any sale of all or substantially all of the assets of the Corporation or any similar transaction.

           (c) In any case in which the Holders shall be entitled to vote pursuant to paragraph A(6)(a) above, each Holder shall be entitled to one vote for each share of Series B Preferred Stock held unless otherwise required by applicable law.

        7. Conversion or Exchange. The Holders shall not have any rights hereunder to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of Capital Stock of the Corporation.

        8. Reissuance of Series B Preferred Stock. Shares of Series B Preferred Stock which have been issued and reacquired in any manner, including shares purchased, redeemed or exchanged, shall have the status of authorized and unissued shares of

Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in any resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Stock; except that the Corporation may reissue shares of Series B Preferred Stock which are reacquired by the Corporation from a Holder who is, or was, an employee or director of the Corporation (or its affiliates).

        9. Business Day. If any payment shall be required by the terms hereof to be made on a day that is not a Business Day, such payment shall be made on the immediately succeeding Business Day.

        10. No Preemptive Rights. No Holder will possess any preemptive rights to subscribe for or acquire any unissued shares of Capital Stock of the Corporation (whether now or hereafter authorized) or securities of the Corporation convertible into or carrying a right to subscribe to or acquire shares of Capital Stock of the Corporation.

        11. Prohibitions and Restrictions Imposed by Senior Securities and Indebtedness. To the extent that any action required to be taken by the Corporation under this Certificate of Designation shall be prohibited or restricted by the terms of any Series B Senior Securities or any contract or instrument to which the Corporation is a party or by which it is bound in respect of the incurrence of indebtedness, such Corporation's actions shall be delayed until such time as such prohibition or restriction is no longer in force.

        B. Definitions. As used in this Resolution, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

        "Accumulated Dividends" means (i) with respect to any share of Series B Preferred Stock, the dividends that have accrued on such share as of such specific date for Dividend Periods ending on or prior to such date and that have not previously been paid in cash, and (ii) with respect to any Series B Parity Security, the dividends that have accrued and are due on such security as of such specific date.

        "Additional Dividends" has the meaning given to such term in paragraph A(3)(a).

        "Business Day" means any day except a Saturday, Sunday or other day on which commercial banking institutions in New York City are authorized by law or executive order to close.

        "Capital Stock" means any and all shares, interests, participations, rights, or other equivalents (however designated) of corporate stock including, without limitation, partnership interests.

        "Common Stock" shall have the meaning given to such term in paragraph
A(2)

        "Dividend Payment Date" means June 30th and December 31st of each year.

        "Dividend Period" means the Initial Dividend Period and, thereafter, each Semi-Annual Dividend Period.

        "Holder" means a holder of shares of Series B Preferred Stock.

        "Initial Dividend Period" means the dividend period commencing on the Issue Date and ending on the first Dividend Payment Date to occur thereafter.

        "Issue Date" means May 29, 1998.

        "Liquidation Preference" has the meaning given to such term in paragraph 4(a).

        "Person" means any individual, corporation, partnership, joint venture, incorporated or unincorporated association, joint-stock Corporation, trust, unincorporated organization or government or other agency or political subdivision thereof or any other entity of any kind.

        "Preferred Stock" means the Preferred Stock of the Corporation.

        "Semi-Annual Dividend Period" means the annual period commencing on each January 1st and July 1st and ending on each Dividend Payment Date, respectively.

        "Series A Preferred Stock" means the Series A 13.0% Cumulative Compounding Preferred Stock of the Corporation.

        "Series B Junior Payment Date" has the meaning given to such term in A(3)(e).

        "Series B Junior Securities" has the meaning given to such term in paragraph A(2).

        "Series B Parity Payment Date" has the meaning given to such term in A(3)(d).

        "Series B Parity Securities" has the meaning given to such term in paragraph A(2).

        "Series B Preferred Stock" has the meaning given to such term in paragraph A(1).

        "Series B Senior Securities" has the meaning given to such term in paragraph A(2).

        "Series C Preferred Stock" means the Series C 13.5% Cumulative Compounding Preferred Stock of the Corporation.

        IN WITNESS WHEREOF, the undersigned officers of the Corporation have executed this Certificate of Designation as of the 27th day of May, 1998.


                                           MQ ACQUISITION CORPORATION


                                           By: \s\ Bruce C. Bruckmann
                                               ---------------------------------
                                                   Bruce C. Bruckmann, President

             CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS FOR
              SERIES C 13.5% CUMULATIVE COMPOUNDING PREFERRED STOCK

                                       OF

                           MQ Acquisition Corporation

     MQ Acquisition Corporation, a Delaware corporation (hereinafter called the "Corporation"), pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, does hereby make this Certificate of Designation under the corporate seal of the Corporation and does hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Certificate of Incorporation, the Board of Directors has duly adopted the following resolutions:

     RESOLVED, that, pursuant to Article 4 of the Certificate of Incorporation (which authorizes the creation and issuance of shares of Preferred Stock on such terms as are determined by the Board of Directors), the Board of Directors hereby fixes the designations and preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions of the following series of Preferred Stock:

     A. Series C Preferred Stock.

     1. Designation of Series. The designation of the series of Preferred Stock authorized by this resolution shall be "Series C 13.5% Cumulative Compounding Preferred Stock" ("Series C Preferred Stock") consisting of 5,000,000 shares. The par value of Series C Preferred Stock shall be $.01 per share.

     2. Rank. With respect to dividend rights and rights on liquidation, winding up and dissolution of the Corporation, Series C Preferred Stock shall rank (a) senior to the Common Stock of the Corporation, par value $.01 per share ("Common Stock"), and each other class of capital stock or class or series of preferred stock issued by the Corporation after the date hereof the terms of which specifically provide that such class or series shall rank junior to the Series C Preferred Stock as to dividend distributions or distributions upon the liquidation, winding up and dissolution of the Corporation (collectively referred to as "Series C Junior Securities"), (b) on a parity with each other class of capital stock or class or series of preferred stock issued by the Corporation after the date hereof the terms of which specifically provide that such class or series shall rank neither senior nor junior to the Series C Preferred Stock as to dividend distributions or distributions upon liquidation, winding up and dissolution of the Corporation (collectively referred to as " Series C Parity Securities"), and (c) junior to (i) the Series A Preferred Stock (defined in Paragraph B), (ii) the Series B Preferred Stock (defined in Paragraph B), (iii) each other class of capital stock or other class or series of preferred stock issued by the Corporation that by its terms is senior to the Series C Preferred Stock with respect to dividend distributions or distributions upon the liquidation, winding up and dissolution of the Corporation and (iv) each other class of capital stock or class or series of preferred stock issued by the Corporation after the date hereof the terms of which do not specifically provide that they rank junior to Series C Preferred Stock or senior to Series C Preferred Stock as to dividend distributions or distributions upon liquidation, winding up and dissolution of the Corporation (collectively referred to as "Series C Senior Securities").

     3. Dividends.

     (a) Each Holder of Series C Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cash dividends on each share of Series C Preferred Stock at a rate equal to $1.35 per share per annum. All dividends shall be cumulative, whether or not earned or declared, and shall accrue on a daily basis from the date of issuance of Series C Preferred Stock, and shall be payable semi-annually in arrears on each Dividend Payment Date, commencing on the second Dividend Payment Date after the date of issuance of such Series C Preferred Stock. Each dividend on Series C Preferred Stock shall be payable to the Holders of record of Series C Preferred Stock as they appear on the stock register of the Corporation on such record date as may be fixed by the Board of Directors, which record date shall not be less than 10 nor more than 60 days prior to the applicable Dividend Payment Date. Dividends shall cease to accrue in respect of shares of Series C Preferred Stock on the date of their repurchase by the Corporation unless the Corporation shall have failed to pay the relevant repurchase price on the date fixed for repurchase. Notwithstanding anything to the contrary set forth above, unless and until such dividends are declared by the Board of Directors, there shall be no obligation to pay such dividends; provided, that such dividends shall continue to cumulate and shall be added to the Liquidation Preference (as provided in paragraph A4(a) below) at the time of repurchase as provided herein if not earlier declared and paid. Accrued dividends on the Series C Preferred Stock if not paid on the first or any subsequent Dividend Payment Date following accrual shall thereafter accrue additional dividends ("Additional Dividends") in respect thereof, compounded annually, at the rate of 13.5% per annum.

     (b) All dividends paid with respect to shares of Series C Preferred Stock pursuant to paragraph A(3)(a) shall be paid pro rata to the Holders entitled thereto.

     (c) Dividends on account of arrears for any past Dividend Period and dividends in connection with any optional redemption pursuant to paragraph A(5)(a) may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of record on any date as may be fixed by the Board of Directors, which date is not more than 60 days prior to the payment of such dividends.

     (d) As long as any Series C Preferred Stock is outstanding, no dividends shall be declared by the Board of Directors or paid or funds set apart for the payment of dividends or other distributions on any Series C Parity Securities for any period, and no Series C Parity Securities may be repurchased, redeemed or otherwise acquired, nor may funds be set apart for such payment (other than dividends, other distributions, redemptions, repurchases or acquisitions payable in Series C Junior Securities and cash in lieu of fractional shares of such Series C Junior Securities in connection therewith), unless (i) full Accumulated Dividends have been paid or set apart for such payment on the Series C Preferred

Stock and Series C Parity Securities for all Dividend Periods terminating on or prior to the date of payment of such dividends or distributions on, or such repurchase or redemption of, such Series C Parity Securities (the "Series C Parity Payment Date") and (ii) any such dividends are declared and paid pro rata so that the amounts of any dividends declared and paid per share on outstanding Series C Preferred Stock and each other share of Series C Parity Securities will in all cases bear to each other the same ratio that accrued and unpaid dividends (including any Accumulated Dividends) per share of outstanding Series C Preferred Stock and such other outstanding shares of Series C Parity Securities bear to each other.

     (e) The Holders shall be entitled to receive the dividends provided for in paragraph A(3)(a) hereof in preference to and in priority over any dividends upon any of the Series C Junior Securities. Such dividends on the Series C Preferred Stock shall be cumulative, whether or not earned or declared, so that if at any time full Accumulated Dividends on all shares of Series C Preferred Stock then outstanding for all Dividend Periods then elapsed have not been paid or set aside for payment, the amount of such unpaid dividends shall be paid before any sum shall be set aside for or applied by the Corporation to the purchase, redemption or other acquisition for value of any shares of Series C Junior Securities (either pursuant to any applicable sinking fund requirement or otherwise) or any dividend or other distribution shall be paid or declared or set apart for payment on any Series C Junior Securities (the date of any such actions to be referred to as the "Series C Junior Payment Date"); provided, however, that the foregoing shall not (i) prohibit the Corporation from repurchasing shares of Series C Junior Securities from a holder thereof who is, or was, a director or employee of the Corporation (or an affiliate of the Corporation) and (ii) prohibit the Corporation from making dividends, other distributions, redemptions, repurchases or acquisitions in respect of Series C Junior Securities payable in Series C Junior Securities and cash in lieu of fractional shares of such Series C Junior Securities in connection therewith.

     (f) Dividends payable on Series C Preferred Stock for any period less than one year shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period for which such dividends are payable.

     4. Liquidation Preference.

     (a) Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the Holders of all shares of Series C Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to $10.00 per share, plus an amount equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon, including Additional Dividends, to the date of final distribution (the "Liquidation Preference") and no more, before any distribution is made on any Series C Junior Securities. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the application of all amounts available for payments with respect to Series C Preferred Stock and all other Series C Parity Securities would not result in payment in full of Series C Preferred Stock and such other Series C Parity Securities, the Holders and holders of Series C Parity Securities shall share equally and ratably in any distribution of assets of the Corporation in proportion to the full liquidation preference to which each is entitled. After payment in full pursuant to this paragraph A(4)(a), the Holders shall not be entitled to any further participation in any distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation.

     (b) For the purposes of this paragraph A(4), neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation nor the consolidation, merger or other business combination of the Corporation with one or more corporations (whether or not the Corporation is the surviving corporation) shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

     5. Redemption.

     (a) Optional Redemption.

               (i) The Corporation may, at its option, redeem at any time or from time to time, from any source of funds legally available therefor, in whole or in part, in the manner provided in paragraph A(5)(c) hereof, any or all of the shares of Series C Preferred Stock, at a redemption price of $10.00 per share, plus an amount equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon, including Additional Dividends, to the Redemption Date (as defined in paragraph B).

               (ii) No partial redemption of Series C Preferred Stock pursuant to paragraph A(5)(a) hereof may be authorized or made unless prior thereto, full accrued and unpaid dividends thereon for all Dividend Periods terminating on or prior to the Redemption Date and an amount equal to a prorated dividend thereon for the period from the Dividend Payment Date immediately prior to the Redemption Date to the Redemption Date have been or immediately prior to the Redemption Notice are declared and paid in cash or are declared and there has been a sum set apart sufficient for such cash payment on the Redemption Date.

               (iii) In the event of a redemption pursuant to paragraph A(5)(a) hereof of only a portion of the then outstanding shares of Series C Preferred Stock, the Corporation shall effect such redemption pro rata according to the number of shares held by each Holder of Series C Preferred Stock.

     (b) Mandatory Redemption. All outstanding shares of the Series C Preferred Stock shall be redeemed from funds legally available therefor on December 31, 2012 (the "Mandatory Redemption Date"), at a price per share equal to the Liquidation Preference on such Mandatory Redemption Date.

     (c) Procedures for Redemption.

               (i) At least 30 days and not more than 60 days prior to the date fixed for any redemption of Series C Preferred Stock, written notice (the "Redemption Notice") shall be given by first class mail, postage prepaid, to each Holder of record of Series C Preferred Stock on the record date fixed for such redemption of Series C Preferred Stock at such Holder's address as set forth on the stock register of the Corporation on such record date; provided that no failure to give such notice nor any deficiency therein shall affect the validity of the procedure for the redemption of any shares of Series C Preferred Stock to be redeemed except as to the Holder or Holders to whom the Corporation has failed to give said notice or except as to the Holder or Holders whose notice was defective. In addition to any information required by law or by the applicable rules of any exchange upon which shares of Series C Preferred Stock may be listed or admitted to trading, the Redemption Notice shall state:

                    (A) the redemption price;

                    (B) whether all or less than all of the outstanding shares of Series C Preferred Stock redeemable thereunder are to be redeemed and the aggregate number of shares of Series C Preferred Stock being redeemed;

                    (C) the number of shares of Series C Preferred Stock held, as of the appropriate record date, by the Holder that the Corporation intends to redeem;

                    (D) the Redemption Date;

                    (E) that the Holder is to surrender to the Corporation, at the place or places where certificates for shares of Series C Preferred Stock are to be surrendered for redemption, in the manner and at the price designated, his, her or its certificate or certificates representing the shares of Series C Preferred Stock to be redeemed; and

                    (F) that dividends on the shares of Series C Preferred Stock to be redeemed shall cease to accumulate on such Redemption Date unless the Corporation defaults in the payment of the redemption price.

          (ii) Each Holder shall surrender the certificate or certificates representing such shares of Series C Preferred Stock being so redeemed to the Corporation, duly endorsed, in the manner and at the place designated in the Redemption Notice, and on the Redemption Date the full redemption price for such shares shall be payable in cash to the Person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled and retired. In the event that less than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

          (iii) If a Redemption Notice has been mailed in accordance with paragraph A(5)(c) above, unless the Corporation defaults in the payment in full of the redemption price, then, notwithstanding that the certificates evidencing any shares of Series C Preferred Stock so called for redemption shall not have been surrendered, (x) on the Redemption Date, the shares represented thereby so called for redemption shall be deemed no longer outstanding and shall have the status of authorized but unissued shares of Preferred Stock, undesignated as to series, (y) dividends with respect to the shares so called for redemption shall cease to accrue after the Redemption Date and (z) all rights with respect to the shares so called for redemption or subject to conversion shall forthwith after such date cease and terminate, except for the right of the holders to receive the funds, if any, payable pursuant to this paragraph 5 without interest upon surrender of their certificates therefor.

     (d) Deposit of Funds. The Corporation's obligation to deliver funds in accordance with this paragraph (5) shall be deemed fulfilled if, on or before a Redemption Date, the Corporation shall deposit, with a bank or trust Corporation, or an affiliate of a bank or trust Corporation such funds as are required to be delivered by the Corporation pursuant to this paragraph (5) upon the occurrence of the related redemption consideration sufficient to pay all accrued and unpaid dividends on the shares to be redeemed, in trust for the account of the Holders of the shares to be redeemed (and so as to be and continue to be available therefor), with irrevocable instructions and authority to such bank or trust Corporation that such shares and funds be delivered upon redemption of the shares of Series C Preferred Stock so called for redemption. Any interest accrued on such funds shall be paid to the Corporation from time to time. Upon surrender of the certificates pursuant to paragraph A(5)(c)(ii), each Holder shall thereupon be entitled to any funds payable pursuant to this paragraph 5 following such surrender and following the date of such redemption.

     6. Voting Rights.

     (a) The Holders shall not be entitled or permitted to vote on any matter required or permitted to be voted upon by the shareholders of the Corporation, except as otherwise required by Delaware law or this Certificate of Designation except that, without the written consent of the holders of a majority of the outstanding shares of Series C Preferred Stock or the vote of the holders of a majority of the outstanding shares of Series C Preferred Stock at a meeting of the holders of Series C Preferred Stock called for such purpose, the Corporation shall not (a) create, authorize or issue any other class or series of stock entitled to a preference prior to Series C Preferred Stock upon any dividend or distribution or any liquidation, distribution of assets, dissolution or winding up of the Corporation, or (b) amend, alter or repeal any provision of the Corporation's Certificate of Incorporation so as to materially adversely affect the relative rights and preferences of the Series C Preferred Stock.

     (b) Without limiting the generality of the foregoing, in no event shall the Holders be entitled to vote (individually or as a class) on any merger or consolidation involving the Corporation, any sale of all or substantially all of the assets of the Corporation or any similar transaction.

     (c) In any case in which the Holders shall be entitled to vote pursuant to paragraph A(6)(a) above, each Holder shall be entitled to one vote for each share of Series C Preferred Stock held unless otherwise required by applicable law.

     7. Conversion or Exchange. The Holders shall not have any rights hereunder to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of Capital Stock of the Corporation.

     8. Reissuance of Series C Preferred Stock. Shares of Series C Preferred Stock which have been issued and reacquired in any manner, including shares purchased, redeemed or exchanged, shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in any resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Stock; except that the Corporation may reissue shares of Series C Preferred Stock which are reacquired by the Corporation from a Holder who is, or was, an employee or director of the Corporation (or its affiliates).

     9. Business Day. If any payment shall be required by the terms hereof to be made on a day that is not a Business Day, such payment shall be made on the immediately succeeding Business Day.

     10. No Preemptive Rights. No Holder will possess any preemptive rights to subscribe for or acquire any unissued shares of Capital Stock of the Corporation (whether now or hereafter authorized) or securities of the Corporation convertible into or carrying a right to subscribe to or acquire shares of Capital Stock of the Corporation.

     11. Prohibitions and Restrictions Imposed by Senior Securities and Indebtedness. To the extent that any action required to be taken by the Corporation under this Certificate of Designation shall be prohibited or restricted by the terms of any Series C Senior Securities or any contract or instrument to which the Corporation is a party or by which it is bound in respect of the incurrence of indebtedness, such Corporation's actions shall be delayed until such time as such prohibition or restriction is no longer in force.

     B. Definitions. As used in this Resolution, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

     "Accumulated Dividends" means (i) with respect to any share of Series C Preferred Stock, the dividends that have accrued on such share as of such specific date for Dividend Periods ending on or prior to such date and that have not previously been paid in cash, and (ii) with respect to any Series C Parity Security, the dividends that have accrued and are due on such security as of such specific date.

     "Additional Dividends" has the meaning given to such term in paragraph A(3)(a).

     "Business Day" means any day except a Saturday, Sunday or other day on which commercial banking institutions in New York City are authorized by law or executive order to close.

     "Capital Stock" means any and all shares, interests, participations, rights, or other equivalents (however designated) of corporate stock including, without limitation, partnership interests.

     "Common Stock" shall have the meaning given to such term in paragraph A(2)

     "Dividend Payment Date" means June 30th and December 31st of each year.

     "Dividend Period" means the Initial Dividend Period and, thereafter, each Semi-Annual Dividend Period.

     "Holder" means a holder of shares of Series C Preferred Stock.

     "Initial Dividend Period" means the dividend period commencing on the Issue Date and ending on the first Dividend Payment Date to occur thereafter.

     "Issue Date" means May 29, 1998.

     "Liquidation Preference" has the meaning given to such term in paragraph A(4)(a).

     "Mandatory Redemption Date" has the meaning given to such term in paragraph A(5)(b).

     "Person" means any individual, corporation, partnership, joint venture, incorporated or unincorporated association, joint-stock Corporation, trust, unincorporated organization or government or other agency or political subdivision thereof or any other entity of any kind.

     "Preferred Stock" means the Preferred Stock of the Corporation.

     "Redemption Date", with respect to any shares of Preferred Stock, means the date on which such shares of Preferred Stock are redeemed by the Corporation pursuant to paragraph A(5).

     "Redemption Notice" has the meaning given to such term in paragraph
A(5)(c).

     "Semi-Annual Dividend Period" means the annual period commencing on each January 1st and July 1st and ending on each Dividend Payment Date, respectively.

     "Series A Preferred Stock" means the Series A 13.0% Cumulative Compounding Preferred Stock of the Corporation.

     "Series B Preferred Stock" means the Series B 13.25% Cumulative Compounding Preferred Stock of the Corporation.

     "Series C Junior Payment Date" has the meaning given to such term in A(3)(e).

     "Series C Junior Securities" has the meaning given to such term in paragraph A(2).

     "Series C Parity Payment Date" has the meaning given to such term in A(3)(d).

     "Series C Parity Securities" has the meaning given to such term in paragraph A(2).

     "Series C Preferred Stock" has the meaning given to such term in paragraph A(1).

     "Series C Senior Securities" has the meaning given to such term in paragraph A(2).

     IN WITNESS WHEREOF, the undersigned officer of the Corporation had executed this Certificate of Designation as of the 27th day of May, 1998.


                                           MQ ACQUISITION CORPORATION


                                           By: /s/ Bruce C. Bruckmann
                                               ---------------------------------
                                               Bruce C. Bruckmann, President

                                                                     EXHIBIT A-2

                                     BYLAWS

                                       OF

                           MQ ACQUISITION CORPORATION

                                    ARTICLE I

                                  STOCKHOLDERS

1.1 Meetings.

     1.1.1 Place. Meetings of the stockholders shall be held at such place as may be designated by the board of directors.

     1.1.2 Annual Meeting. An annual meeting of the stockholders for the election of directors and for other business shall be held on such date and at such time as may be fixed by the board of directors.

     1.1.3 Special Meetings. Special meetings of the stockholders may be called at any time by the president, or the board of directors, or the holders of a majority of the outstanding shares of stock of the Company entitled to vote at the meeting.

     1.1.4 Quorum. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of stock of the Company entitled to vote on a particular matter shall constitute a quorum for the purpose of considering such matter.

     1.1.5 Voting Rights. Except as otherwise provided herein, in the certificate of incorporation or by law, every stockholder shall have the right at every meeting of stockholders to one vote for every share standing in the name of such stockholder on the books of the Company which is entitled to vote at such meeting. Every stockholder may vote either in person or by proxy.

                                   ARTICLE II

                                    DIRECTORS

2.1 Number and Term. The board of directors shall have authority to (i) determine the number of directors to constitute the board and (ii) fix the terms of office of the directors.

2.2 Meetings.

     2.2.1 Place. Meetings of the board of directors shall be held at such place as may be designated by the board or in the notice of the meeting.

     2.2.2 Regular Meetings. Regular meetings of the board of directors shall be held at such times as the board may designate. Notice of regular meetings need not be given.

     2.2.3 Special Meetings. Special meetings of the board may be called by direction of the president or any two members of the board on three days' notice to each director, either personally or by mail, telegram or facsimile transmission.

     2.2.4 Quorum. A majority of all the directors in office shall constitute a quorum for the transaction of business at any meeting.

     2.2.5 Voting. Except as otherwise provided herein, in the certificate of incorporation or by law, the vote of a majority of the directors present at any meeting at which a quorum is present shall constitute the act of the board of directors.

     2.2.6 Committees. The board of directors may, by resolution adopted by a majority of the whole board, designate one or more committees, each committee to consist of one or more directors and such alternate members (also directors) as may be designated by the board. Unless otherwise provided herein, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another director to act at the meeting in the place of any such absent or disqualified member. Except as otherwise provided herein, in the certificate of incorporation or by law, any such committee shall have and may exercise the powers of the full board of directors to the extent provided in the resolution of the board directing the committee.

                                   ARTICLE III

                                    OFFICERS

3.1 Election. At its first meeting after each annual meeting of the stockholders, the board of directors shall elect a president, treasurer, secretary and such other officers as it deems advisable.

3.2 Authority, Duties and Compensation. The officers shall have such authority, perform such duties and serve for such compensation as may be determined by resolution of the board of directors. Except as otherwise provided by board resolution, (i) the president shall be the chief executive officer of the Company, shall have general supervision over the business and operations of the Company, may perform any act and execute any instrument for the conduct of such business and operations and shall preside at all meetings of the board and stockholders, (ii) the other officers shall have the duties customarily related to their respective offices, and (iii) any vice president, or vice presidents in the order determined by the board, shall in the absence of the president have the authority and perform the duties of the president.


                                   ARTICLE IV

                                 INDEMNIFICATION

4.1 Right to Indemnification. The Company shall indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that such person is or was a director or officer of the Company or a constituent corporation absorbed in a consolidation or merger, or is or was serving at the request of the Company or a constituent corporation absorbed in a consolidation or merger, as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or is or was a director or officer of the Company serving at its request as an administrator, trustee or other fiduciary of one or more of the employee benefit plans of the Company or other enterprise, against expenses (including attorneys' fees), liability and loss actually and reasonably incurred or suffered by such person in connection with such proceeding, whether or not the indemnified liability arises or arose from any threatened, pending or completed proceeding by or in the right of the Company, except to the extent that such indemnification is prohibited by applicable law.

4.2 Advance of Expenses. Expenses incurred by a director or officer of the Company in defending a proceeding shall be paid by the Company in advance of the final disposition of such proceeding subject to the provisions of any applicable statute.

4.3 Procedure for Determining Permissibility. To determine whether any indemnification or advance of expenses under this Article IV is permissible, the board of directors by a majority vote of a quorum consisting of directors not parties to such proceeding may, and on request of any person seeking indemnification or advance of expenses shall be required to, determine in each case whether the applicable standards in any applicable statute have been met, or such determination shall be made by independent legal counsel if such quorum is not obtainable, or, even if obtainable, a majority vote of a quorum of disinterested directors so directs, provided that, if there has been a change in control of the Company between the time of the action or failure to act giving rise to the claim for indemnification or advance of expenses and the time such claim is made, at the option of the person seeking indemnification or advance of expenses, the permissibility of indemnification or advance of expenses shall be determined by independent legal counsel. The reasonable expenses of any director or officer in prosecuting a successful claim for indemnification, and the fees and expenses of any special legal counsel engaged to determine permissibility of indemnification or advance of expenses, shall be borne by the Company.

4.4 Contractual Obligation. The obligations of the Company to indemnify a director or officer under this Article IV, including the duty to advance expenses, shall be considered a contract between the Company and such director or officer, and no modification or repeal of any provision of this Article IV shall affect, to the detriment of the director or officer, such obligations of the Company in connection with a claim based on any act or failure to act occurring before such modification or repeal.

4.5 Indemnification Not Exclusive; Inuring of Benefit. The indemnification and advance of expenses provided by this Article IV shall not be deemed exclusive of any other right to which one indemnified may be entitled under any statute, provision of the Certificate of Incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall inure to the benefit of the heirs, executors and administrators of any such person.

4.6 Insurance and Other Indemnification. The board of directors shall have the power to (i) authorize the Company to purchase and maintain, at the Company's expense, insurance on behalf of the Company and on behalf of others to the extent that power to do so has not been prohibited by statute, (ii) create any fund of any nature, whether or not under the control of a trustee, or otherwise secure any of its indemnification obligations, and (iii) give other indemnification to the extent permitted by statute.

                                    ARTICLE V

                         TRANSFER OF SHARE CERTIFICATES

     Transfers of share certificates and the shares represented thereby shall be made on the books of the Company only by the registered holder or by duly authorized attorney. Transfers shall be made only on surrender of the share certificate or certificates.


                                   ARTICLE VI

                                   AMENDMENTS

     These bylaws may be amended or repealed at any regular or special meeting of the board of directors by vote of a majority of all directors in office or at any annual or special meeting of stockholders by vote of holders of a majority of the outstanding stock entitled to vote. Notice of any such annual or special meeting of stockholders shall set forth the proposed change or a summary thereof.

                                                                    EXHIBIT A-3

                          CERTIFICATE OF INCORPORATION

                                       OF

                               MEDIQ INCORPORATED

     1. Name. The name of the Corporation is MEDIQ Incorporated.

     2. Registered Office and Agent. The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801, in the County of New Castle. The name of the Corporation's registered agent at such address is The Corporation Trust Company.

     3. Purpose. The purposes for which the Corporation is formed are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware and to possess and exercise all of the powers and privileges granted by such law and any other law of Delaware.

     4. Authorized Capital.

        A. The aggregate number of shares of stock which the Corporation shall have authority to issue is 70,000,000 shares, divided into two (2) classes consisting of 40,000,000 shares of Preferred Stock, par value $0.01 per share ("Preferred Stock"); and 30,000,000 shares of Common Stock, par value $0.01 per share ("Common Stock").

        B. The following is a statement of the designations, preferences, qualifications, limitations, restrictions and the special or relative rights granted to or imposed upon the shares of each such class:

           i. Issue in Series. Preferred Stock may be issued from time to time in one or more series, each such series to have the terms stated herein and in the resolution of the Board of Directors of the Corporation providing for its issue. All shares of any one series of Preferred Stock will be identical, but shares of different series of Preferred Stock need not be identical or rank equally except insofar as provided by law or herein.

           ii. Creation of Series. The Board of Directors will have authority by resolution to cause to be created one or more series of Preferred Stock, and to determine and fix with respect to each series prior to the issuance of any shares of the series to which such resolution relates:

               a. The distinctive designation of the series and the number of shares which will constitute the series, which number may be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

               b. The dividend rate and the times of payment of dividends on the shares of the series, whether dividends will be cumulative, and if so, from what date or dates;

               c. The price or prices at which, and the terms and conditions on which, the shares of the series may be redeemed at the option of the Corporation;

               d. Whether or not the shares of the series will be entitled to the benefit of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if so entitled, the amount of such fund and the terms and provisions relative to the operation thereof;

               e. Whether or not the shares of the series will be convertible into, or exchangeable for, any other shares of stock of the Corporation or other securities, and if so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and any adjustments thereof, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

               f. The rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

               g. Whether or not the shares of the series will have priority over or be on a parity with or be junior to the shares of any other series or class in any respect or will be entitled to the benefit of limitations restricting the issuance of shares of any other series or class having priority over or being on a parity with the shares of such series in any respect, or restricting the payment of dividends on or the making of other distributions in respect of shares of any other series or class ranking junior to the shares of the series as to dividends or assets, or restricting the purchase or redemption of the shares of any such junior series or class, and the terms of any such restriction;

               h. Whether the series will have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights; and

               i. Any other preferences, qualifications, privileges, options and other relative or special rights and limitations of that series.

           iii. Dividends. Holders of Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available for the payment thereof, dividends at the rates fixed by the Board of Directors for the respective series, and no more, before any dividends shall be declared and paid, or set apart for payment, on Common Stock with respect to the same dividend period.

           iv. Preference on Liquidation. In the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, holders of each series of Preferred Stock will be entitled to receive the amount fixed for such series plus, in the case of any series on which dividends will have been determined by the Board of Directors to be cumulative, an amount equal to all dividends accumulated and unpaid thereon to the date of final distribution whether or not earned or declared before any distribution shall be paid, or set aside for payment, to holders of Common Stock. If the assets of the Corporation are not sufficient to pay such amounts in full, holders of all shares of Preferred Stock will participate in the distribution of assets ratably in proportion to the full amounts to which they are entitled or in such order or priority, if any, as will have been fixed in the resolution or resolutions providing for the issue of the series of Preferred Stock. Neither the merger nor consolidation of the Corporation into or with any other corporation, nor a sale, transfer or lease of all or part of its assets, will be deemed a liquidation, dissolution or winding up of the corporation within the meaning of this paragraph except to the extent specifically provided for herein.

           v. Redemption. The Corporation, at the option of the Board of Directors, may redeem all or part of the shares of any series of Preferred Stock on the terms and conditions fixed for such series.

           vi. Voting Rights. Except as otherwise required by law, as otherwise provided herein or as otherwise determined by the Board of Directors as to the shares of any series of Preferred Stock prior to the issuance of any such shares, the holders of Preferred Stock shall have no voting rights and shall not be entitled to any notice of meeting of stockholders.

        C. Series A Preferred Stock.

           i. Designation of Series. There shall be 10,000,000 shares of Preferred Stock designated as "Series A 13.0% Cumulative Compounding Preferred Stock" ("Series A Preferred Stock"). The par value of Series A Preferred Stock shall be $.01 per share.

           ii. Rank. With respect to dividend rights and rights on liquidation, winding up and dissolution of the Corporation, Series A Preferred Stock shall rank (a) senior to the Common Stock of the Corporation, par value $.01 per share ("Common Stock"), the Series B Preferred Stock (defined in paragraph 4.C.xii. below), the Series C Preferred Stock (defined in paragraph 4.C.xii. below), and each other class of capital stock or class or series of preferred stock issued by the Corporation after the date hereof the terms of which specifically provide that such class or series shall rank junior to the Series A Preferred Stock as to dividend distributions or distributions upon the liquidation, winding up and dissolution of the Corporation (collectively referred to as "Series A Junior Securities"), (b) on a parity with each other class of capital stock or class or series of preferred stock issued by the Corporation after the date hereof the terms of which do not specifically provide that they rank junior to Series A Preferred Stock or senior to Series A Preferred Stock as to dividend distributions or distributions upon liquidation, winding up and dissolution of the Corporation (collectively referred to as " Series A Parity Securities"), and (c) junior to each other class of capital stock or other class or series of preferred stock issued by the Corporation that by its terms is senior to the Series A Preferred Stock with respect to dividend distributions or distributions upon the liquidation, winding up and dissolution of the Corporation (collectively referred to as "Series A Senior Securities").

           iii. Dividends.

               a. Each Holder of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cash dividends on each share of Series A Preferred Stock at a rate equal to $1.30 per share per annum. All dividends shall be cumulative, whether or not earned or declared, and shall accrue on a daily basis from the date of issuance of Series A Preferred Stock, and shall be payable semi-annually in arrears on each Dividend Payment Date, commencing on the second Dividend Payment Date after the date of issuance of such Series A Preferred Stock. Each dividend on Series A Preferred Stock shall be payable to the Holders of record of Series A Preferred Stock as they appear on the stock register of the Corporation on such record date as may be fixed by the Board of Directors, which record date shall not be less than 10 nor more than 60 days prior to the applicable Dividend Payment Date. Dividends shall cease to accrue in respect of shares of Series A Preferred Stock on the date of their repurchase by the Corporation unless the Corporation shall have failed to pay the relevant repurchase price on the date fixed for repurchase. Notwithstanding anything to the contrary set forth above, unless and until such dividends are declared by the Board of Directors, there shall be no obligation to pay such dividends; provided, that such dividends shall continue to cumulate and shall be added to the Liquidation Preference (as provided in Paragraph 4.C.iv.a. below) at the time of repurchase as provided herein if not earlier declared and paid. Accrued dividends on the

                    Series A Preferred Stock if not paid on the first or any subsequent Dividend Payment Date following accrual shall thereafter accrue additional dividends ("Additional Dividends") in respect thereof, compounded annually, at the rate of 13.0% per annum.

               b. All dividends paid with respect to shares of Series A Preferred Stock pursuant to paragraph 4.C.iii.a. shall be paid pro rata to the Holders entitled thereto.

               c. Dividends on account of arrears for any past Dividend Period and dividends in connection with any optional redemption pursuant to paragraph 4.C.v.a. may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of record on any date as may be fixed by the Board of Directors, which date is not more than 60 days prior to the payment of such dividends.

               d. As long as any Series A Preferred Stock is outstanding, no dividends shall be declared by the Board of Directors or paid or funds set apart for the payment of dividends or other distributions on any Series A Parity Securities for any period, and no Series A Parity Securities may be repurchased, redeemed or otherwise acquired, nor may funds be set apart for such payment (other than dividends, other distributions, redemptions, repurchases or acquisitions payable in Series A Junior Securities and cash in lieu of fractional shares of such Series A Junior Securities in connection therewith), unless (i) full Accumulated Dividends have been paid or set apart for such payment on the Series A Preferred Stock and Series A Parity Securities for all Dividend Periods terminating on or prior to the date of payment of such dividends or distributions on, or such repurchase or redemption of, such Series A Parity Securities (the "Series A Parity Payment Date") and (ii) any such dividends are declared and paid pro rata so that the amounts of any dividends declared and paid per share on outstanding Series A Preferred Stock and each other share of Series A Parity Securities will in all cases bear to each other the same ratio that accrued and unpaid dividends (including any Accumulated Dividends) per share of outstanding Series A Preferred Stock and such other outstanding shares of Series A Parity Securities bear to each other.

               e. The Holders shall be entitled to receive the dividends provided for in paragraph 4.C.iii.a. hereof in preference to and in priority over any dividends upon any of the Series A Junior Securities. Such dividends on the Series A Preferred Stock shall be cumulative, whether or not earned or declared, so that if at any time full Accumulated Dividends on all shares of Series A Preferred Stock then outstanding for all Dividend Periods then elapsed have not been paid or set aside for payment, the amount of such unpaid dividends shall be paid before any sum shall be set aside for or applied by the Corporation to the purchase, redemption or other acquisition for value of any shares of Series A Junior Securities (either pursuant to any applicable sinking fund requirement or otherwise) or any dividend or other distribution shall be paid or declared or set apart for payment on any Series A Junior Securities (the date of any such actions to be referred to as the "Series A Junior Payment Date"); provided, however, that the foregoing shall not (i) prohibit the Corporation from repurchasing shares of Series A Junior Securities from a holder thereof who is, or was, a director or employee of the Corporation (or an affiliate of the Corporation) and (ii) prohibit the Corporation from making dividends, other distributions, redemptions, repurchases or acquisitions in respect of Series A Junior Securities payable in Series A Junior Securities and cash in lieu of fractional shares of such Series A Junior Securities in connection therewith.

               f. Dividends payable on Series A Preferred Stock for any period less than one year shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period for which such dividends are payable.

           iv. Liquidation Preference.

               a. Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the Holders of all shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to $10.00 per share, plus an amount equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon, including Additional

                    Dividends, to the date of final distribution (the "Liquidation Preference") and no more, before any distribution is made on any Series A Junior Securities. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the application of all amounts available for payments with respect to Series A Preferred Stock and all other Series A Parity Securities would not result in payment in full of Series A Preferred Stock and such other Series A Parity Securities, the Holders and holders of Series A Parity Securities shall share equally and ratably in any distribution of assets of the Corporation in proportion to the full liquidation preference to which each is entitled. After payment in full pursuant to this paragraph 4.C.iv.a., the Holders shall not be entitled to any further participation in any distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation.

               b. For the purposes of this paragraph 4.C.iv., neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation nor the consolidation, merger or other business combination of the Corporation with one or more corporations (whether or not the Corporation is the surviving corporation) shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

           v. Redemption.

               a.   Optional Redemption.

                    (1) The Corporation may, at its option, redeem at any time or from time to time, from any source of funds legally available therefor, in whole or in part, in the manner provided in paragraph 4.C.v.c. hereof, any or all of the shares of Series A Preferred Stock, at a redemption prices set forth below, plus an amount equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon, including Additional Dividends, to the Redemption Date (as defined in paragraph 4.C.xii.). The redemption price for redemptions pursuant to this paragraph 4.C.v.a. are as follows:

                                                               Redemption Price
                           Redemption Date                         Per Share
                           ---------------                     ----------------
                        on or before December 31, 1999              $11.00

                        on or after January 1, 2000                 $10.50
                        but before January 1, 2002

                        on or after January 1, 2002                 $10.00

                    (2) No partial redemption of Series A Preferred Stock
                        pursuant to paragraph 4.C.v.a. hereof may be authorized or made unless prior thereto, full accrued and unpaid dividends thereon for all Dividend Periods terminating on or prior to the Redemption Date and an amount equal to a prorated dividend thereon for the period from the Dividend Payment Date immediately prior to the Redemption Date to the Redemption Date have been or immediately prior to the Redemption Notice are declared and paid in cash or are declared and there has been a sum set apart sufficient for such cash payment on the Redemption Date.

                    (3) In the event of a redemption pursuant to paragraph
                        4.C.v.a. hereof of only a portion of the then outstanding shares of Series A Preferred Stock, the Corporation shall effect such redemption pro rata according to the number of shares held by each Holder of Series A Preferred Stock.

               b. Mandatory Redemption. All outstanding shares of the Series A Preferred Stock shall be redeemed from funds legally available therefor on December 31, 2011 (the "Mandatory Redemption Date"), at a price per share equal to the Liquidation Preference on such Mandatory Redemption Date.

               c.   Procedures for Redemption.

                    (1) At least 30 days and not more than 60 days prior to the date fixed for any redemption of Series A

                        Preferred Stock, written notice (the "Redemption Notice") shall be given by first class mail, postage prepaid, to each Holder of record of Series A Preferred Stock on the record date fixed for such redemption of Series A Preferred Stock at such Holder's address as set forth on the stock register of the Corporation on such record date; provided that no failure to give such notice nor any deficiency therein shall affect the validity of the procedure for the redemption of any shares of Series A Preferred Stock to be redeemed except as to the Holder or Holders to whom the Corporation has failed to give said notice or except as to the Holder or Holders whose notice was defective. In addition to any information required by law or by the applicable rules of any exchange upon which shares of Series A Preferred Stock may be listed or admitted to trading, the Redemption Notice shall state:

                        (A) the redemption price;

                        (B) whether all or less than all of the outstanding shares of Series A Preferred Stock redeemable thereunder are to be redeemed and the aggregate number of shares of Series A Preferred Stock being redeemed;

                        (C) the number of shares of Series A Preferred Stock held, as of the appropriate record date, by the Holder that the Corporation intends to redeem;

                        (D) the Redemption Date;

                        (E) that the Holder is to surrender to the Corporation, at the place or places where certificates for shares of Series A Preferred Stock are to be surrendered for redemption, in the manner and at the price designated, his, her or its certificate or certificates representing the shares of Series A Preferred Stock to be redeemed; and

                        (F) that dividends on the shares of Series A Preferred Stock to be redeemed shall cease to accumulate on such Redemption Date unless the Corporation defaults in the payment of the redemption price.

                    (2) Each Holder shall surrender the certificate or
                        certificates representing such shares of Series A Preferred Stock being so redeemed to the Corporation, duly endorsed, in the manner and at the place designated in the Redemption Notice, and on the Redemption Date the full redemption price for such shares shall be payable in cash to the Person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled and retired. In the event that less than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                    (3) If a Redemption Notice has been mailed in accordance
                        with paragraph 4.C.v.e. above, unless the Corporation defaults in the payment in full of the redemption price, then, notwithstanding that the certificates evidencing any shares of Series A Preferred Stock so called for redemption shall not have been surrendered, (x) on the Redemption Date, the shares represented thereby so called for redemption shall be deemed no longer outstanding and shall have the status of authorized but unissued shares of Preferred Stock, undesignated as to series, (y) dividends with respect to the shares so called for redemption shall cease to accrue after the Redemption Date and (z) all rights with respect to the shares so called for redemption or subject to conversion shall forthwith after such date cease and terminate, except for the right of the holders to receive the funds, if any, payable pursuant to this paragraph 5 without interest upon surrender of their certificates therefor.

               d. Deposit of Funds. The Corporation's obligation to deliver funds in accordance with this paragraph v. shall be deemed fulfilled if, on or before a Redemption Date, the Corporation shall deposit, with a bank or trust Corporation, or an affiliate of a bank or trust Corporation such funds as are required to be delivered by the Corporation pursuant to this paragraph v. upon the occurrence of the related redemption consideration sufficient to pay all accrued and unpaid dividends on the shares to be redeemed, in trust for the account of the Holders of the shares to be redeemed (and so as to be and continue to be available therefor), with irrevocable instructions and authority to such bank or trust Corporation that such shares and funds be delivered upon redemption of the shares of Series A Preferred Stock so called for redemption. Any interest accrued on such funds shall be paid to the Corporation from time to time. Upon surrender of the certificates pursuant to paragraph 4.C.v.c.(2), each Holder shall thereupon be entitled to any funds payable pursuant to this paragraph v. following such surrender and following the date of such redemption.

           vi. Voting Rights.

               a. The Holders shall not be entitled or permitted to vote on any matter required or permitted to be voted upon by the shareholders of the Corporation, except as otherwise required by Delaware law or this Certificate of Designation except that, without the written consent of the holders of a majority of the outstanding shares of Series A Preferred Stock or the vote of the holders of a majority of the outstanding shares of Series A Preferred Stock at a meeting of the holders of Series A Preferred Stock called for such purpose, the Corporation shall not (a) create, authorize or issue any other class or series of stock entitled to a preference prior to Series A Preferred Stock upon any dividend or distribution or any liquidation, distribution of assets, dissolution or winding up of the Corporation, or (b) amend, alter or repeal any provision of the Corporation's Certificate of Incorporation so as to materially adversely affect the relative rights and preferences of the Series A Preferred Stock.

               b. Without limiting the generality of the foregoing, in no event shall the Holders be entitled to vote (individually or as a class) on any merger or consolidation involving the Corporation, any sale of all or substantially all of the assets of the Corporation or any similar transaction.

               c. In any case in which the Holders shall be entitled to vote pursuant to paragraph 4.C.vi.a. above, each Holder shall be entitled to one vote for each share of Series A Preferred Stock held unless otherwise required by applicable law.

           vii. Conversion or Exchange. The Holders shall not have any rights hereunder to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of Capital Stock of the Corporation.

           viii. Reissuance of Series A Preferred Stock. Shares of Series A Preferred Stock which have been issued and reacquired in any manner, including shares purchased, redeemed or exchanged, shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in any resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Stock; except that the Corporation may reissue shares of Series A Preferred Stock which are reacquired by the Corporation from a Holder who is, or was, an employee or director of the Corporation (or its affiliates).

           ix. Business Day. If any payment shall be required by the terms hereof to be made on a day that is not a Business Day, such payment shall be made on the immediately succeeding Business Day.

           x. No Preemptive Rights. No Holder will possess any preemptive rights to subscribe for or acquire any unissued shares of Capital Stock of the Corporation (whether now or hereafter authorized) or securities of the Corporation convertible into or carrying a right to subscribe to or acquire shares of Capital Stock of the Corporation.

           xi. Prohibitions and Restrictions Imposed by Senior Securities and Indebtedness. To the extent that any action required to be taken by the Corporation under this Certificate of Designation shall be prohibited or restricted by the terms of any Series A Senior Securities or any contract or instrument to which the Corporation is a party or by which it is bound in respect of the incurrence of indebtedness, such Corporation's actions shall be delayed until such time as such prohibition or restriction is no longer in force.

           xii. Definitions. As used in this Section 4.C., the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

           "Accumulated Dividends" means (i) with respect to any share of Series A Preferred Stock, the dividends that have accrued on such share as of such specific date for Dividend Periods ending on or prior to such date and that have not previously been paid in cash, and (ii) with respect to any Series A Parity Security, the dividends that have accrued and are due on such security as of such specific date.

           "Additional Dividends" has the meaning given to such term in paragraph 4.C.iii.a.

           "Business Day" means any day except a Saturday, Sunday or other day on which commercial banking institutions in New York City are authorized by law or executive order to close.

           "Capital Stock" means any and all shares, interests, participations, rights, or other equivalents (however designated) of corporate stock including, without limitation, partnership interests.

           "Common Stock" shall have the meaning given to such term in paragraph 4.C.ii.

           "Dividend Payment Date" means June 30th and December 31st of each year.

           "Dividend Period" means the Initial Dividend Period and, thereafter, each Semi-Annual Dividend Period.

           "Holder" means a holder of shares of Series A Preferred Stock.

           "Initial Dividend Period" means the dividend period commencing on the Issue Date and ending on the first Dividend Payment Date to occur thereafter.

           "Issue Date" means May 29, 1998.

           "Liquidation Preference" has the meaning given to such term in paragraph 4.C.iv.a.

           "Mandatory Redemption Date" has the meaning given to such term in paragraph 4.C.v.b.

           "Person" means any individual, corporation, partnership, joint venture, incorporated or unincorporated association, joint-stock Corporation, trust, unincorporated organization or government or other agency or political subdivision thereof or any other entity of any kind.

           "Preferred Stock" means the Preferred Stock of the Corporation.

           "Redemption Date", with respect to any shares of Preferred Stock, means the date on which such shares of Preferred Stock are redeemed by the Corporation pursuant to paragraph 4.C.v.

           "Redemption Notice" has the meaning given to such term in paragraph 4.C.v.c.

           "Series A Junior Payment Date" has the meaning given to such term in 4.C.iii.c.

           "Series A Junior Securities" has the meaning given to such term in paragraph 4.C.ii.

           "Series A Parity Payment Date" has the meaning given to such term in 4.C.iii.d.

           "Series A Parity Securities" has the meaning given to such term in paragraph 4.C.ii.

           "Semi-Annual Dividend Period" means the annual period commencing on each January 1st and July 1st and ending on each Dividend Payment Date, respectively.

           "Series A Preferred Stock" has the meaning given to such term in paragraph 4.C.i.

           "Series A Senior Securities" has the meaning given to such term in paragraph 4.C.ii.

           "Series B Preferred Stock" means the Series B 13.25% Cumulative Compounding Perpetual Preferred Stock of the Corporation as more fully described in Section 4.D.

           "Series C Preferred Stock" means the Series C 13.5% Cumulative Compounding Preferred Stock of the Corporation as more fully described in
Section 4.E.

           D. Series B Preferred Stock.

              i. Designation of Series. There shall be 5,000,000 shares of Preferred Stock designated as "Series B 13.25% Cumulative Compounding Perpetual Preferred Stock" ("Series B Preferred Stock"). The par value of Series B Preferred Stock shall be $.01 per share.

              ii. Rank. With respect to dividend rights and rights on liquidation, winding up and dissolution of the Corporation, Series B Preferred Stock shall rank (a) senior to the Common Stock of the Corporation, par value $.01 per share ("Common Stock"), the Series C Preferred Stock (defined in paragraph 4.D.xii. below), and each other class of capital stock or class or series of preferred stock issued by the Corporation after the date hereof the terms of which specifically provide that such class or series shall rank junior to the Series B Preferred Stock as to dividend distributions or distributions upon the liquidation, winding up and dissolution of the Corporation (collectively referred to as "Series B Junior Securities"), (b) on a parity with each other class of capital stock or class or series of preferred stock issued by the Corporation after the date hereof the terms of which specifically provide that such class or series shall rank neither senior nor junior to the Series B Preferred Stock as to dividend distributions or distributions upon liquidation, winding up and dissolution of the Corporation (collectively referred to as " Series B Parity Securities"), and (c) junior to (i) the Series A Preferred Stock, (ii) each other class of capital stock or other class or series of preferred stock issued by the Corporation that by its terms is senior to the Series B Preferred Stock with respect to dividend distributions or distributions upon the liquidation, winding up and dissolution of the Corporation and (iii) each other class of capital stock or class or series of preferred stock issued by the Corporation after the date hereof the terms of which do not specifically provide that they rank junior to Series B Preferred Stock or senior to Series B Preferred Stock as to dividend distributions or distributions upon liquidation, winding up and dissolution of the Corporation (collectively referred to as "Series B Senior Securities").

              iii. Dividends.

                    a. Each Holder of Series B Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cash dividends on each share of Series B Preferred Stock at a rate equal to $1.325 per share per annum. All dividends shall be cumulative, whether or not earned or declared, and shall accrue on a daily basis from the date of issuance of Series B Preferred Stock, and shall be payable semi-annually in arrears on each Dividend Payment Date, commencing on the second Dividend Payment Date after the date of issuance of such Series B Preferred Stock. Each dividend on Series B Preferred Stock shall be payable to the Holders of record of Series B Preferred Stock as they appear on the stock register of the Corporation on such record date as may be fixed by the Board of Directors, which record date shall not be less than 10 nor more than 60 days prior to the applicable Dividend Payment Date. Dividends shall cease to accrue in respect of shares of Series B Preferred Stock on the date of their repurchase by the Corporation unless the Corporation shall have failed to pay the relevant repurchase price on the date fixed for repurchase. Notwithstanding anything to the contrary set forth above, unless and until such dividends are declared by the Board of Directors, there shall be no obligation to pay such dividends; provided, that such dividends shall continue to cumulate and shall be added to the Liquidation Preference (as provided in paragraph 4.D.iv.a. below) at the time of repurchase as provided herein if not earlier declared and paid. Accrued dividends on the Series B Preferred Stock if not paid on the first or any subsequent Dividend Payment Date following accrual shall thereafter accrue additional dividends ("Additional Dividends") in respect thereof, compounded annually, at the rate of 13.25% per annum.

                    b. All dividends paid with respect to shares of Series B Preferred Stock pursuant to paragraph 4.D.iii.a. shall be paid pro rata to the Holders entitled thereto.

                    c. Dividends on account of arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of record on any date as may be fixed by the Board of Directors, which date is not more than 60 days prior to the payment of such dividends.

                    d. As long as any Series B Preferred Stock is outstanding, no dividends shall be declared by the Board of Directors or paid or funds set apart for the payment of dividends or other distributions on any Series B Parity Securities for any period, and no Series B Parity Securities may be repurchased, redeemed or otherwise acquired, nor may funds be set apart for such payment (other than dividends, other distributions, redemptions, repurchases or acquisitions payable in Series B Junior Securities and cash in lieu of fractional shares of such Series B Junior Securities in connection therewith), unless (i) full Accumulated Dividends have been paid or set apart for such payment on the Series B Preferred Stock and Series B Parity Securities for all Dividend Periods terminating on or prior to the date of payment of such dividends or distributions on, or such repurchase or redemption of, such Series B Parity Securities (the "Series B Parity Payment Date") and (ii) any such dividends are declared and paid pro rata so that the amounts of any dividends declared and paid per share on outstanding Series B Preferred Stock and each other share of Series B Parity Securities will in all cases bear to each other the same ratio that accrued and unpaid dividends (including any Accumulated Dividends) per share of outstanding Series B Preferred Stock and such other outstanding shares of Series B Parity Securities bear to each other.

                    e. The Holders shall be entitled to receive the dividends provided for in paragraph 4.D.iii.a. hereof in preference to and in priority over any dividends upon any of the Series B Junior Securities. Such dividends on the Series B Preferred Stock shall be cumulative, whether or not earned or declared, so that if at any time full Accumulated Dividends on all shares of Series B Preferred Stock then outstanding for all Dividend Periods then elapsed have not been paid or set aside for payment, the amount of such unpaid dividends shall be paid before any sum shall be set aside for or applied by the Corporation to the purchase, redemption or other acquisition for value of any shares of Series B Junior Securities (either pursuant to any applicable sinking fund requirement or otherwise) or any dividend or other distribution shall be paid or declared or set apart for payment on any Series B Junior Securities (the date of any such actions to be referred to as the "Series B Junior Payment Date"); provided, however, that the foregoing shall not (i) prohibit the Corporation from repurchasing shares of Series B Junior Securities from a holder thereof who is, or was, a director or employee of the Corporation (or an affiliate of the Corporation) and (ii) prohibit the Corporation from making dividends, other distributions, redemptions, repurchases or acquisitions in respect of Series B Junior Securities payable in Series B Junior Securities and cash in lieu of fractional shares of such Series B Junior Securities in connection therewith.

                    f. Dividends payable on Series B Preferred Stock for any period less than one year shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period for which such dividends are payable.

              iv. Liquidation Preference.

                    a. Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the Holders of all shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to $10.00 per share, plus an amount equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon, including Additional Dividends, to the date of final distribution (the "Liquidation Preference") and no more, before any distribution is made on any Series B Junior Securities. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the application of all amounts available for payments with respect to Series B Preferred Stock and all other Series B Parity Securities would not result in payment in full of

                         Series B Preferred Stock and such other Series B Parity Securities, the Holders and holders of Series B Parity Securities shall share equally and ratably in any distribution of assets of the Corporation in proportion to the full liquidation preference to which each is entitled. After payment in full pursuant to this paragraph 4.D.iv.a., the Holders shall not be entitled to any further participation in any distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation.

                    b. For the purposes of this paragraph 4.D.iv., neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation nor the consolidation, merger or other business combination of the Corporation with one or more corporations (whether or not the Corporation is the surviving corporation) shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

              v. Redemption. The Company shall not have the right nor the power to, and the Holders shall not have the right to require the Company to, redeem any shares of Series B Preferred Stock. Notwithstanding the foregoing, this Paragraph 4.D.v. shall not prohibit the Corporation from acquiring from any Holder, with such Holder's consent, any shares of Series B Preferred Stock held by such Holder.

              vi. Voting Rights.

                    a. The Holders shall not be entitled or permitted to vote on any matter required or permitted to be voted upon by the shareholders of the Corporation, except as otherwise required by Delaware law or this Certificate of Designation except that, without the written consent of the holders of a majority of the outstanding shares of Series B Preferred Stock or the vote of the holders of a majority of the outstanding shares of Series B Preferred Stock at a meeting of the holders of Series B Preferred Stock called for such purpose, the Corporation shall not (a) create, authorize or issue any other class or series of stock entitled to a preference prior to Series B Preferred Stock upon any dividend or distribution or any liquidation, distribution of assets, dissolution or winding up of the Corporation, or (b) amend, alter or repeal any provision of the Corporation's Certificate of Incorporation so as to materially adversely affect the relative rights and preferences of the Series B Preferred Stock.

                    b. Without limiting the generality of the foregoing, in no event shall the Holders be entitled to vote (individually or as a class) on any merger or consolidation involving the Corporation, any sale of all or substantially all of the assets of the Corporation or any similar transaction.

                    c. In any case in which the Holders shall be entitled to vote pursuant to paragraph 4.D.vi.a. above, each Holder shall be entitled to one vote for each share of Series B Preferred Stock held unless otherwise required by applicable law.

              vii. Conversion or Exchange. The Holders shall not have any rights hereunder to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of Capital Stock of the Corporation.

              viii. Reissuance of Series B Preferred Stock. Shares of Series B Preferred Stock which have been issued and reacquired in any manner, including shares purchased, redeemed or exchanged, shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in any resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Stock; except that the Corporation may reissue shares of Series B Preferred Stock which are reacquired by the Corporation from a Holder who is, or was, an employee or director of the Corporation (or its affiliates).

              ix. Business Day. If any payment shall be required by the terms hereof to be made on a day that is not a Business Day, such payment shall be made on the immediately succeeding Business Day.

              x. No Preemptive Rights. No Holder will possess any preemptive rights to subscribe for or acquire any unissued shares of Capital Stock of the Corporation (whether now or hereafter authorized) or securities of the Corporation convertible into or carrying a right to subscribe to or acquire shares of Capital Stock of the Corporation.

              xi. Prohibitions and Restrictions Imposed by Senior Securities and Indebtedness. To the extent that any action required to be taken by the Corporation under this Certificate of Designation shall be prohibited or restricted by the terms of any Series B Senior Securities or any contract or instrument to which the Corporation is a party or by which it is bound in respect of the incurrence of indebtedness, such Corporation's actions shall be delayed until such time as such prohibition or restriction is no longer in force.

              xii. Definitions. As used in this Section 4.D., the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

              "Accumulated Dividends" means (i) with respect to any share of Series B Preferred Stock, the dividends that have accrued on such share as of such specific date for Dividend Periods ending on or prior to such date and that have not previously been paid in cash, and (ii) with respect to any Series B Parity Security, the dividends that have accrued and are due on such security as of such specific date.

              "Additional Dividends" has the meaning given to such term in paragraph 4.D.iii.a.

              "Business Day" means any day except a Saturday, Sunday or other day on which commercial banking institutions in New York City are authorized by law or executive order to close.

              "Capital Stock" means any and all shares, interests, participations, rights, or other equivalents (however designated) of corporate stock including, without limitation, partnership interests.

              "Common Stock" shall have the meaning given to such term in paragraph 4.D.ii.

              "Dividend Payment Date" means June 30th and December 31st of each year.

              "Dividend Period" means the Initial Dividend Period and, thereafter, each Semi-Annual Dividend Period.

              "Holder" means a holder of shares of Series B Preferred Stock.

              "Initial Dividend Period" means the dividend period commencing on the Issue Date and ending on the first Dividend Payment Date to occur thereafter.

              "Issue Date" means May 29, 1998.

              "Liquidation Preference" has the meaning given to such term in paragraph 4.D.iv.a.

              "Person" means any individual, corporation, partnership, joint venture, incorporated or unincorporated association, joint-stock Corporation, trust, unincorporated organization or government or other agency or political subdivision thereof or any other entity of any kind.

              "Preferred Stock" means the Preferred Stock of the Corporation.

              "Semi-Annual Dividend Period" means the annual period commencing on each January 1st and July 1st and ending on each Dividend Payment Date, respectively.

              "Series A Preferred Stock" means the Series A 13.0% Cumulative Compounding Preferred Stock of the Corporation as more fully described in
Section 4.C.

              "Series B Junior Payment Date" has the meaning given to such term in 4.D.iii.e.

              "Series B Junior Securities" has the meaning given to such term in paragraph 4.D.ii.

              "Series B Parity Payment Date" has the meaning given to such term in 4.D.iii.d.

              "Series B Parity Securities" has the meaning given to such term in paragraph 4.D.ii.

              "Series B Preferred Stock" has the meaning given to such term in paragraph 4.D.i..

              "Series B Senior Securities" has the meaning given to such term in paragraph 4.D.ii.

              "Series C Preferred Stock" means the Series C 13.5% Cumulative Compounding Preferred Stock of the Corporation as more fully described in
Section 4.E.

              E. Series C Preferred Stock.

                 i. Designation of Series. There shall be 5,000,000 shares of Preferred Stock designated as "Series C 13.5% Cumulative Compounding Preferred Stock" ("Series C Preferred Stock"). The par value of Series C Preferred Stock shall be $.01 per share.

                 ii. Rank. With respect to dividend rights and rights on liquidation, winding up and dissolution of the Corporation, Series C Preferred Stock shall rank (a) senior to the Common Stock of the Corporation, par value $.01 per share ("Common Stock"), and each other class of capital stock or class or series of preferred stock issued by the Corporation after the date hereof the terms of which specifically provide that such class or series shall rank junior to the Series C Preferred Stock as to dividend distributions or distributions upon the liquidation, winding up and dissolution of the Corporation (collectively referred to as "Series C Junior Securities"), (b) on a parity with each other class of capital stock or class or series of preferred stock issued by the

Corporation after the date hereof the terms of which specifically provide that such class or series shall rank neither senior nor junior to the Series C Preferred Stock as to dividend distributions or distributions upon liquidation, winding up and dissolution of the Corporation (collectively referred to as " Series C Parity Securities"), and (c) junior to (i) the Series A Preferred Stock (defined in Paragraph 4.E.xii.), (ii) the Series B Preferred Stock (defined in Paragraph 4.E.xii.), (iii) each other class of capital stock or other class or series of preferred stock issued by the Corporation that by its terms is senior to the Series C Preferred Stock with respect to dividend distributions or distributions upon the liquidation, winding up and dissolution of the Corporation and (iv) each other class of capital stock or class or series of preferred stock issued by the Corporation after the date hereof the terms of which do not specifically provide that they rank junior to Series C Preferred Stock or senior to Series C Preferred Stock as to dividend distributions or distributions upon liquidation, winding up and dissolution of the Corporation (collectively referred to as "Series C Senior Securities").

               iii. Dividends.

                    a. Each Holder of Series C Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cash dividends on each share of Series C Preferred Stock at a rate equal to $1.35 per share per annum. All dividends shall be cumulative, whether or not earned or declared, and shall accrue on a daily basis from the date of issuance of Series C Preferred Stock, and shall be payable semi-annually in arrears on each Dividend Payment Date, commencing on the second Dividend Payment Date after the date of issuance of such Series C Preferred Stock. Each dividend on Series C Preferred Stock shall be payable to the Holders of record of Series C Preferred Stock as they appear on the stock register of the Corporation on such record date as may be fixed by the Board of Directors, which record date shall not be less than 10 nor more than 60 days prior to the applicable Dividend Payment Date. Dividends shall cease to accrue in respect of shares of Series C Preferred Stock on the date of their repurchase by the Corporation unless the Corporation shall have failed to pay the relevant repurchase price on the date fixed for repurchase. Notwithstanding anything to the contrary set forth above, unless and until such dividends are declared by the Board of Directors, there shall be no obligation to pay such dividends; provided, that such dividends shall continue to cumulate and shall be added to the Liquidation Preference (as provided in paragraph 4.E.iv.a. below) at the time of repurchase as provided herein if not earlier declared and paid. Accrued dividends on the

                         Series C Preferred Stock if not paid on the first or any subsequent Dividend Payment Date following accrual shall thereafter accrue additional dividends ("Additional Dividends") in respect thereof, compounded annually, at the rate of 13.5% per annum.

                    b. All dividends paid with respect to shares of Series C Preferred Stock pursuant to paragraph 4.E.iii.a. shall be paid pro rata to the Holders entitled thereto.

                    c. Dividends on account of arrears for any past Dividend Period and dividends in connection with any optional redemption pursuant to paragraph 4.E.v.a. may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of record on any date as may be fixed by the Board of Directors, which date is not more than 60 days prior to the payment of such dividends.

                    d. As long as any Series C Preferred Stock is outstanding, no dividends shall be declared by the Board of Directors or paid or funds set apart for the payment of dividends or other distributions on any Series C Parity Securities for any period, and no Series C Parity Securities may be repurchased, redeemed or otherwise acquired, nor may funds be set apart for such payment (other than dividends, other distributions, redemptions, repurchases or acquisitions payable in Series C Junior Securities and cash in lieu of fractional shares of such Series C Junior Securities in connection therewith), unless (i) full Accumulated Dividends have been paid or set apart for such payment on the Series C Preferred Stock and Series C Parity Securities for all Dividend Periods terminating on or prior to the date of payment of such dividends or distributions on, or such repurchase or redemption of, such Series C Parity Securities (the "Series C Parity Payment Date") and (ii) any such dividends are declared and paid pro rata so that the amounts of any dividends declared and paid per share on outstanding Series C Preferred Stock and each other share of Series C Parity Securities will in all cases bear to each other the same ratio that accrued and unpaid dividends (including any Accumulated Dividends) per share of outstanding Series C Preferred Stock and such other outstanding shares of Series C Parity Securities bear to each other.

                    e. The Holders shall be entitled to receive the dividends provided for in paragraph 4.E.iii.a. hereof in preference to and in priority over any dividends upon any of the Series C Junior Securities. Such dividends on the Series C Preferred Stock shall be cumulative, whether or not earned or declared, so that if at any time full Accumulated Dividends on all shares of Series C Preferred Stock then outstanding for all Dividend Periods then elapsed have not been paid or set aside for payment, the amount of such unpaid dividends shall be paid before any sum shall be set aside for or applied by the Corporation to the purchase, redemption or other acquisition for value of any shares of Series C Junior Securities (either pursuant to any applicable sinking fund requirement or otherwise) or any dividend or other distribution shall be paid or declared or set apart for payment on any Series C Junior Securities (the date of any such actions to be referred to as the "Series C Junior Payment Date"); provided, however, that the foregoing shall not (i) prohibit the Corporation from repurchasing shares of Series C Junior Securities from a holder thereof who is, or was, a director or employee of the Corporation (or an affiliate of the Corporation) and (ii) prohibit the Corporation from making dividends, other distributions, redemptions, repurchases or acquisitions in respect of Series C Junior Securities payable in Series C Junior Securities and cash in lieu of fractional shares of such Series C Junior Securities in connection therewith.

                    f. Dividends payable on Series C Preferred Stock for any period less than one year shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period for which such dividends are payable.

                iv. Liquidation Preference.

                    a. Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the Holders of all shares of Series C Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to $10.00 per share, plus an amount equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon, including Additional Dividends, to the date of final distribution (the "Liquidation Preference") and no more, before any distribution is made on any Series C Junior Securities. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the application of all amounts available for payments with respect to Series C Preferred Stock and all other Series C Parity Securities would not result in payment in full of Series C Preferred Stock and such other Series C Parity Securities, the Holders and holders of Series C Parity Securities shall share equally and ratably in any distribution of assets of the Corporation in proportion to the full liquidation preference to which each is entitled. After payment in full pursuant to this paragraph 4.E.iv.a., the Holders shall not be entitled to any further participation in any distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation.

                    b. For the purposes of this paragraph 4.E.iv., neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation nor the consolidation, merger or other business combination of the Corporation with one or more corporations (whether or not the Corporation is the surviving corporation) shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

                 v. Redemption.

                    a.   Optional Redemption.

                         (1) The Corporation may, at its option, redeem at any
                             time or from time to time, from any source of funds legally available therefor, in whole or in part, in the manner provided in paragraph 4.E.v.c. hereof, any or all of the shares of Series C Preferred Stock, at a redemption price of $10.00 per share, plus an amount equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon, including Additional Dividends, to the Redemption Date (as defined in paragraph B).

                         (2) No partial redemption of Series C Preferred Stock
                             pursuant to paragraph 4.E.v.a. hereof may be authorized or made unless prior thereto, full accrued and unpaid dividends thereon for all Dividend Periods terminating on or prior to the Redemption Date and an amount equal to a prorated dividend thereon for the period from the Dividend Payment Date immediately prior to the Redemption Date to the Redemption Date have been or immediately prior to the Redemption Notice are declared and paid in cash or are declared and there has been a sum set apart sufficient for such cash payment on the Redemption Date.

                         (3) In the event of a redemption pursuant to paragraph
                             4.E.v.a. hereof of only a portion of the then outstanding shares of Series C Preferred Stock, the Corporation shall effect such redemption pro rata according to the number of shares held by each Holder of Series C Preferred Stock.

                    b. Mandatory Redemption. All outstanding shares of the Series C Preferred Stock shall be redeemed from funds legally available therefor on December 31, 2012 (the "Mandatory Redemption Date"), at a price per share equal to the Liquidation Preference on such Mandatory Redemption Date.

                    c.   Procedures for Redemption.

                         (1) At least 30 days and not more than 60 days prior to
                             the date fixed for any redemption of Series C Preferred Stock, written notice (the "Redemption Notice") shall be given by first class mail, postage prepaid, to each Holder of record of Series C Preferred Stock on the record date fixed for such redemption of Series C Preferred Stock at such Holder's address as set forth on the stock register of the Corporation on such record date; provided that no failure to give such notice nor any deficiency therein shall affect the validity of the procedure for the redemption of any shares of Series C Preferred Stock to be redeemed except as to the Holder or Holders to whom the Corporation has failed to give said notice or except as to the Holder or Holders whose notice was defective. In addition to any information required by law or by the applicable rules of any exchange upon which shares of Series C Preferred Stock may be listed or admitted to trading, the Redemption Notice shall state:

                             (A) the redemption price;

                             (B) whether all or less than all of the outstanding
shares of Series C Preferred Stock redeemable thereunder are to be redeemed and the aggregate number of shares of Series C Preferred Stock being redeemed;

                             (C) the number of shares of Series C Preferred
Stock held, as of the appropriate record date, by the Holder that the Corporation intends to redeem;

                             (D) the Redemption Date;

                             (E) that the Holder is to surrender to the
Corporation, at the place or places where certificates for shares of Series C Preferred Stock are to be surrendered for redemption, in the manner and at the price designated, his, her or its certificate or certificates representing the shares of Series C Preferred Stock to be redeemed; and

                         (F) that dividends on the shares of Series C Preferred
Stock to be redeemed shall cease to accumulate on such Redemption Date unless the Corporation defaults in the payment of the redemption price.

                         (2) Each Holder shall surrender the certificate or
                             certificates representing such shares of Series C Preferred Stock being so redeemed to the Corporation, duly endorsed, in the manner and at the place designated in the Redemption Notice, and on the Redemption Date the full redemption price for such shares shall be payable in cash to the Person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled and retired. In the event that less than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                         (3) If a Redemption Notice has been mailed in
                             accordance with paragraph 4.E.v.c. above, unless the Corporation defaults in the payment in full of the redemption price, then, notwithstanding that the certificates evidencing any shares of Series C Preferred Stock so called for redemption shall not have been surrendered, (x) on the Redemption Date, the shares represented thereby so called for redemption shall be deemed no longer outstanding and shall have the status of authorized but unissued shares of Preferred Stock, undesignated as to series, (y) dividends with respect to the shares so called for redemption shall cease to accrue after the Redemption Date and (z) all rights with respect to the shares so called for redemption or subject to conversion shall forthwith after such date cease and terminate, except for the right of the holders to receive the funds, if any, payable pursuant to this paragraph 5 without interest upon surrender of their certificates therefor.

                    d. Deposit of Funds. The Corporation's obligation to deliver funds in accordance with this paragraph v. shall be deemed fulfilled if, on or before a Redemption Date, the Corporation shall deposit, with a bank or trust Corporation, or an affiliate of a bank or trust Corporation such funds as are required to be delivered by the Corporation pursuant to this paragraph v. upon the occurrence of the related redemption consideration sufficient to pay all accrued and unpaid dividends on the shares to be redeemed, in trust for the account of the Holders of the shares to be redeemed (and so as to be and continue to be available therefor), with irrevocable instructions and authority to such bank or trust Corporation that such shares and funds be delivered upon redemption of the shares of Series C Preferred Stock so called for redemption. Any interest accrued on such funds shall be paid to the Corporation from time to time. Upon surrender of the certificates pursuant to paragraph 4.E.v.c.(2), each Holder shall thereupon be entitled to any funds payable pursuant to this paragraph v. following such surrender and following the date of such redemption.

                vi. Voting Rights.

                    a. The Holders shall not be entitled or permitted to vote on any matter required or permitted to be voted upon by the shareholders of the Corporation, except as otherwise required by Delaware law or this Certificate of Designation except that, without the written consent of the holders of a majority of the outstanding shares of Series C Preferred Stock or the vote of the holders of a majority of the outstanding shares of Series C Preferred Stock at a meeting of the holders of Series C Preferred Stock called for such purpose, the Corporation shall not (a) create, authorize or issue any other class or series of stock entitled to a preference prior to Series C Preferred Stock upon any dividend or distribution or any liquidation, distribution of assets, dissolution or winding up of the Corporation, or (b) amend, alter or repeal any provision of the Corporation's Certificate of Incorporation so as to materially adversely affect the relative rights and preferences of the Series C Preferred Stock.

                    b. Without limiting the generality of the foregoing, in no event shall the Holders be entitled to vote (individually or as a class) on any merger or consolidation involving the Corporation, any sale of all or substantially all of the assets of the Corporation or any similar transaction.

                    c. In any case in which the Holders shall be entitled to vote pursuant to paragraph 4.E.vi.a. above, each Holder shall be entitled to one vote for each share of Series C Preferred Stock held unless otherwise required by applicable law.

                vii. Conversion or Exchange. The Holders shall not have any rights hereunder to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of Capital Stock of the Corporation.

                viii. Reissuance of Series C Preferred Stock. Shares of Series C Preferred Stock which have been issued and reacquired in any manner, including shares purchased, redeemed or exchanged, shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in any resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Stock; except that the Corporation may reissue shares of Series C Preferred Stock which are reacquired by the Corporation from a Holder who is, or was, an employee or director of the Corporation (or its affiliates).

                ix. Business Day. If any payment shall be required by the terms hereof to be made on a day that is not a Business Day, such payment shall be made on the immediately succeeding Business Day.

                x. No Preemptive Rights. No Holder will possess any preemptive rights to subscribe for or acquire any unissued shares of Capital Stock of the Corporation (whether now or hereafter authorized) or securities of the Corporation convertible into or carrying a right to subscribe to or acquire shares of Capital Stock of the Corporation.

                xi. Prohibitions and Restrictions Imposed by Senior Securities and Indebtedness. To the extent that any action required to be taken by the Corporation under this Certificate of Designation shall be prohibited or restricted by the terms of any Series C Senior Securities or any contract or instrument to which the Corporation is a party or by which it is bound in respect of the incurrence of indebtedness, such Corporation's actions shall be delayed until such time as such prohibition or restriction is no longer in force.

                xii. Definitions. As used in this Section 4.E., the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

                "Accumulated Dividends" means (i) with respect to any share of Series C Preferred Stock, the dividends that have accrued on such share as of such specific date for Dividend Periods ending on or prior to such date and that have not previously been paid in cash, and (ii) with respect to any Series C Parity Security, the dividends that have accrued and are due on such security as of such specific date.

                "Additional Dividends" has the meaning given to such term in paragraph 4.E.iii.a.

                "Business Day" means any day except a Saturday, Sunday or other day on which commercial banking institutions in New York City are authorized by law or executive order to close.

                "Capital Stock" means any and all shares, interests, participations, rights, or other equivalents (however designated) of corporate stock including, without limitation, partnership interests.

                "Common Stock" shall have the meaning given to such term in paragraph 4.E.ii.

                "Dividend Payment Date" means June 30th and December 31st of each year.

                "Dividend Period" means the Initial Dividend Period and, thereafter, each Semi-Annual Dividend Period.

                "Holder" means a holder of shares of Series C Preferred Stock.

                "Initial Dividend Period" means the dividend period commencing on the Issue Date and ending on the first Dividend Payment Date to occur thereafter.

                "Issue Date" means May 29, 1998.

                "Liquidation Preference" has the meaning given to such term in paragraph 4.E.iv.a.

                "Mandatory Redemption Date" has the meaning given to such term in paragraph 4.E.v.b.

                "Person" means any individual, corporation, partnership, joint venture, incorporated or unincorporated association, joint-stock Corporation, trust, unincorporated organization or government or other agency or political subdivision thereof or any other entity of any kind.

                "Preferred Stock" means the Preferred Stock of the Corporation.

                "Redemption Date", with respect to any shares of Preferred Stock, means the date on which such shares of Preferred Stock are redeemed by the Corporation pursuant to paragraph 4.E.v.

                "Redemption Notice" has the meaning given to such term in paragraph 4.E.v.c.

                "Semi-Annual Dividend Period" means the annual period commencing on each January 1st and July 1st and ending on each Dividend Payment Date, respectively.

                "Series A Preferred Stock" means the Series A 13.0% Cumulative Compounding Preferred Stock of the Corporation as more fully described in
Section 4.C.

                "Series B Preferred Stock" means the Series B 13.25% Cumulative Compounding Preferred Stock of the Corporation as more fully described in
Section 4.D.

                "Series C Junior Payment Date" has the meaning given to such term in 4.E.iii.e.


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


                "Series C Junior Securities" has the meaning given to such term in paragraph 4.E.ii.

                "Series C Parity Payment Date" has the meaning given to such term in 4.E.iii.d.

                "Series C Parity Securities" has the meaning given to such term in paragraph 4.E.ii.

                "Series C Preferred Stock" has the meaning given to such term in paragraph 4.E.i.

                "Series C Senior Securities" has the meaning given to such term in paragraph 4.E.ii.

     5. Bylaws. The board of directors of the Corporation is authorized to adopt, amend or repeal the bylaws of the Corporation, except as otherwise specifically provided therein.

     6. Elections of Directors. Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

     7. Right to Amend. The Corporation reserves the right to amend any provision contained in this Certificate as the same may from time to time be in effect in the manner now or hereafter prescribed by law, and all rights conferred on stockholders or others hereunder are subject to such reservation.

     8. Limitation on Liability. The directors of the Corporation shall be entitled to the benefits of all limitations on the liability of directors generally that are now or hereafter become available under the General Corporation Law of Delaware. Without limiting the generality of the foregoing, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Section 8 shall be prospective only, and shall not affect, to the detriment of any director, any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

     9. Incorporator. The name and address of the Incorporator is: Ira S. Pim, Jr., 2225 Land Title Building, Philadelphia, PA 19101.


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



                                                                     EXHIBIT A-4

                                     BYLAWS

                                       OF

                               MEDIQ INCORPORATED



                                    ARTICLE I

                                  STOCKHOLDERS

1.1 Meetings.

    1.1.1 Place. Meetings of the stockholders shall be held at such place as may be designated by the board of directors.

    1.1.2 Annual Meeting. An annual meeting of the stockholders for the election of directors and for other business shall be held on such date and at such time as may be fixed by the board of directors.

    1.1.3 Special Meetings. Special meetings of the stockholders may be called at any time by the president, or the board of directors, or the holders of a majority of the outstanding shares of stock of the Company entitled to vote at the meeting.

    1.1.4 Quorum. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of stock of the Company entitled to vote on a particular matter shall constitute a quorum for the purpose of considering such matter.

    1.1.5 Voting Rights. Except as otherwise provided herein, in the certificate of incorporation or by law, every stockholder shall have the right at every meeting of stockholders to one vote for every share standing in the name of such stockholder on the books of the Company which is entitled to vote at such meeting. Every stockholder may vote either in person or by proxy.

                                   ARTICLE II

                                    DIRECTORS

2.1 Number and Term. The board of directors shall have authority to (i) determine the number of directors to constitute the board and (ii) fix the terms of office of the directors.

2.2 Meetings.

    2.2.1 Place. Meetings of the board of directors shall be held at such place as may be designated by the board or in the notice of the meeting.

    2.2.2 Regular Meetings. Regular meetings of the board of directors shall be held at such times as the board may designate. Notice of regular meetings need not be given.

    2.2.3 Special Meetings. Special meetings of the board may be called by direction of the president or any two members of the board on three days' notice to each director, either personally or by mail, telegram or facsimile transmission.

    2.2.4 Quorum. A majority of all the directors in office shall constitute a quorum for the transaction of business at any meeting.

    2.2.5 Voting. Except as otherwise provided herein, in the certificate of incorporation or by law, the vote of a majority of the directors present at any meeting at which a quorum is present shall constitute the act of the board of directors.

    2.2.6 Committees. The board of directors may, by resolution adopted by a majority of the whole board, designate one or more committees, each committee to consist of one or more directors and such alternate members (also directors) as may be designated by the board. Unless otherwise provided herein, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another director to act at the meeting in the place of any such absent or disqualified member. Except as otherwise provided herein, in the certificate of incorporation or by law, any such committee shall have and may exercise the powers of the full board of directors to the extent provided in the resolution of the board directing the committee.

                                   ARTICLE III

                                    OFFICERS

3.1 Election. At its first meeting after each annual meeting of the stockholders, the board of directors shall elect a president, treasurer, secretary and such other officers as it deems advisable.

3.2 Authority, Duties and Compensation. The officers shall have such authority, perform such duties and serve for such compensation as may be determined by resolution of the board of directors. Except as otherwise provided by board resolution, (i) the president shall be the chief executive officer of the Company, shall have general supervision over the business and operations of the Company, may perform any act and execute any instrument for the conduct of such business and operations and shall preside at all meetings of the board and stockholders, (ii) the other officers shall have the duties customarily related to their respective offices, and (iii) any vice president, or vice presidents in the order determined by the board, shall in the absence of the president have the authority and perform the duties of the president.


                                   ARTICLE IV

                                 INDEMNIFICATION

4.1 Right to Indemnification. The Company shall indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that such person is or was a director or officer of the Company or a constituent corporation absorbed in a consolidation or merger, or is or was serving at the request of the Company or a constituent corporation absorbed in a consolidation or merger, as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or is or was a director or officer of the Company serving at its request as an administrator, trustee or other fiduciary of one or more of the employee benefit plans of the Company or other enterprise, against expenses (including attorneys' fees), liability and loss actually and reasonably incurred or suffered by such person in connection with such proceeding, whether or not the indemnified liability arises or arose from any threatened, pending or completed proceeding by or in the right of the Company, except to the extent that such indemnification is prohibited by applicable law.

4.2 Advance of Expenses. Expenses incurred by a director or officer of the Company in defending a proceeding shall be paid by the Company in advance of the final disposition of such proceeding subject to the provisions of any applicable statute.

4.3 Procedure for Determining Permissibility. To determine whether any indemnification or advance of expenses under this Article IV is permissible, the board of directors by a majority vote of a quorum consisting of directors not parties to such proceeding may, and on request of any person seeking indemnification or advance of expenses shall be required to, determine in each case whether the applicable standards in any applicable statute have been met, or such determination shall be made by independent legal counsel if such quorum is not obtainable, or, even if obtainable, a majority vote of a quorum of disinterested directors so directs, provided that, if there has been a change in control of the Company between the time of the action or failure to act giving rise to the claim for indemnification or advance of expenses and the time such claim is made, at the option of the person seeking indemnification or advance of expenses, the permissibility of indemnification or advance of expenses shall be determined by independent legal counsel. The reasonable expenses of any director or officer in prosecuting a successful claim for indemnification, and the fees and expenses of any special legal counsel engaged to determine permissibility of indemnification or advance of expenses, shall be borne by the Company.

4.4 Contractual Obligation. The obligations of the Company to indemnify a director or officer under this Article IV, including the duty to advance expenses, shall be considered a contract between the Company and such director or officer, and no modification or repeal of any provision of this Article IV shall affect, to the detriment of the director or officer, such obligations of the Company in connection with a claim based on any act or failure to act occurring before such modification or repeal.

4.5 Indemnification Not Exclusive; Inuring of Benefit. The indemnification and advance of expenses provided by this Article IV shall not be deemed exclusive of any other right to which one indemnified may be entitled under any statute, provision of the Certificate of Incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall inure to the benefit of the heirs, executors and administrators of any such person.

4.6 Insurance and Other Indemnification. The board of directors shall have the power to (i) authorize the Company to purchase and maintain, at the Company's expense, insurance on behalf of the Company and on behalf of others to the extent that power to do so has not been prohibited by statute, (ii) create any fund of any nature, whether or not under the control of a trustee, or otherwise secure any of its indemnification obligations, and (iii) give other indemnification to the extent permitted by statute.

                                    ARTICLE V

                         TRANSFER OF SHARE CERTIFICATES

         Transfers of share certificates and the shares represented thereby shall be made on the books of the Company only by the registered holder or by duly authorized attorney. Transfers shall be made only on surrender of the share certificate or certificates.


                                   ARTICLE VI

                                   AMENDMENTS

         These bylaws may be amended or repealed at any regular or special meeting of the board of directors by vote of a majority of all directors in office or at any annual or special meeting of stockholders by vote of holders of a majority of the outstanding stock entitled to vote. Notice of any such annual or special meeting of stockholders shall set forth the proposed change or a summary thereof.